UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7762

First Eagle Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105
(Address of principal executive offices)			(Zip code)

Sheelyn Michael First Eagle Funds 1345 Avenue of the Americas New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.           Reports to Stockholders.

Annual Report

October 31, 2019

First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Value Fund

First Eagle Gold Fund

First Eagle Global Income Builder Fund

First Eagle High Yield Fund

First Eagle Fund of America

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.feim.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly or, if you are a direct investor, by calling 800.334.2143 or by visiting www.Fundreports.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with a Fund, you can call 800.334.2143 or visit www.Fundreports.com. Your election to receive reports in paper will apply to all funds held with First Eagle or your financial intermediary.

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Funds | Annual Report | October 31, 2019

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	7
Performance Chart	12
First Eagle Global Fund
Fund Overview	20
Consolidated Schedule of Investments	22
First Eagle Overseas Fund
Fund Overview	38
Consolidated Schedule of Investments	40
First Eagle U.S. Value Fund
Fund Overview	54
Consolidated Schedule of Investments	56
First Eagle Gold Fund
Fund Overview	62
Consolidated Schedule of Investments	64
First Eagle Global Income Builder Fund
Fund Overview	68
Schedule of Investments	70
First Eagle High Yield Fund
Fund Overview	84
Schedule of Investments	86
First Eagle Fund of America
Fund Overview	94
Schedule of Investments	96
Statements of Assets and Liabilities	104
Statements of Operations	112
Statements of Changes in Net Assets	116
Financial Highlights	128
Notes to Financial Statements	144
Report of Independent Registered Accounting Firm	174
Fund Expenses	175
General Information	181
Board Consideration for Continuation of Advisory Agreement	182
Tax Information	187
Privacy Notice	188
Additional Information	190

First Eagle Funds | Annual Report | October 31, 2019

Letter from the President (unaudited)

Mehdi Mahmud

Dear Fellow Shareholders,

A consistent theme in my recent letters has been the observation that there is an ongoing divergence between global risks and investors' perceptions of those risks.

At this time last year, it seemed as if a reckoning might be at hand. Global equity markets ended 2018 on a sour note, as a combination of headwinds appeared to impress upon investors a sense of economic fragility. At the time, stocks sold off sharply—with some indexes entering correction territory—and market volatility was pronounced; investors flocked to perceived "safe haven" assets such as US Treasuries and gold in search of protection against declining asset prices.

Those declines were short-lived. In January, the US Federal Reserve announced a turn in policy towards easing, which provoked a sharp rally in financial assets and dampened volatility. The Fed's subsequent actions were in line with its announcement of a series of rate cuts and the resumption of asset purchases and concomitant expansion of its balance sheet (so-called "quantitative easing"). Several other central banks around the world similarly embraced accommodative biases. As the year progressed, the appetite for risk among investors appeared to grow, especially in international markets, where cyclical industries rebounded. US equity indexes reached a succession of new highs over the year, as the longest bull market in the country's history continued to run.

Despite the rebound in investor enthusiasm in 2019, the risks that invoked fears of an economic slowdown in 2018 have persisted. Several indicators point to slowing economic growth in the United States and around the world, due in no small part to trade tensions that persist despite some sign of progress toward year-end. Expectations for corporate earnings growth over the next two years have fallen steadily. In many countries, unemployment has already touched lows not seen in decades, as it has in the US; with accommodative monetary and fiscal policy already in place, authorities will have difficulty finding effective tools to counter future slowdowns.

In addition, geopolitical risks continue to rise, and populism and protectionism have continued to spread. Despite years of debate, the UK remained unable to agree on a

First Eagle Funds | Annual Report | October 31, 2019

Letter from the President (unaudited)

set of terms for its exit from the European Union. Lawmakers in the United States have been preoccupied with impeachment proceedings against President Trump, and political rhetoric is bound to escalate as we approach November 2020 elections. Violent protests in Hong Kong and Iran have raised fears of still-deeper civil unrest there, and the territorial ambitions of China and Russia have neighboring countries on high alert, not to mention an uneasy trough in tensions with North Korea.

We recognize that the fear of missing out on surging markets can be a powerful psychological motivator for investors, casting a spell under which investors historically have turned a deaf ear to the rising drumbeat of risks. At First Eagle, our goal is to actively avoid the risk-on/risk-off dynamics that often drive poor investment decisions, seeking instead to selectively build portfolios that can demonstrate resilience across shifting market cycles and macroeconomic backdrops. Toward that end, we seek scarcity value in the assets underpinning companies' valuations—a tangible or intangible "moat" that provides them with an operational advantage that is difficult to replicate—and we seek to buy such companies' securities at meaningful discounts to our estimate of their intrinsic value. This approach remains the bedrock of our investment discipline.

Global Value Team

Late in this period, the Global Value team described stocks as "levitating"—remaining aloft on expectations of central bank easing despite the softness of underlying economic conditions. Even as the market as a whole continued to float, however, specific segments of it lost altitude, enabling the team to buy what it viewed as attractive stocks in a number of sectors at reasonable prices. It added a few new positions and enlarged a greater number of existing positions. The rising price of gold, which the team holds as a potential hedge, contributed to performance during the period. On the other hand, energy stocks detracted from performance in a period when the prices of oil and natural gas were in decline.

High Yield Team

The High Yield team believed that investors' generally sanguine mood was out of step with a period of elevated economic and political risk. A particular concern was the continuing high rate of issuance of BBB bonds—the lowest category of investment grade-rated bonds. If the economy stumbles and ratings downgrades ensue, a potential flood of "fallen angels" into the high yield market could cause destabilization and severe investment losses. Believing that the market is seriously underpricing liquidity risk, credit risk and duration risk, the team endeavored to limit its exposure to these hazards. It continued to emphasize higher-quality credits, including a

First Eagle Funds | Annual Report | October 31, 2019

Letter from the President (unaudited)

number of investment grade bonds. It also kept duration short and steered clear of smaller issues that are more likely to prove illiquid in a market correction. The team believes it is better to be early than late in preparing for a market turn.

Fund of America Team

Citing the old adage that sometimes the market climbs a wall of worry, the Fund of America team noted that the stock market advanced despite such risks as the US/China trade dispute, renewed violence in the Middle East and the possibility of post-peak US employment. The team believed investors were focused on improving sentiment against each of these concerns, but it also understood that this positive sentiment could falter. Rather than depending on mergers or acquisitions—which have become less frequent—to realize value in its portfolio holdings, the team primarily sought stocks where strong free cash flow from high-return businesses could be used for operational or financial self-help.

I thank you for entrusting your assets to our stewardship.

Sincerely,

Mehdi Mahmud
President

December 2019

First Eagle Funds | Annual Report | October 31, 2019

Management's Discussion of Fund Performance (unaudited)*

First Eagle Global Fund

The net asset value ("NAV") of the Fund's Class A shares increased 11.44% for the 12 months ended October 31, 2019, while the MSCI World Index increased 12.69%. The Fund's cash and cash equivalents position was 13.8% as of October 31, 2019.

The five largest contributors to the performance of First Eagle Global Fund over the period were gold bullion, Comcast Corp., Class A (media, US), Wheaton Precious Metals Corp. (metals & mining, Canada), Agnico Eagle Mines Ltd. (metals & mining, Canada) and Oracle Corp. (software, US). Collectively, they accounted for 3.66% points of this period's performance.

The five largest detractors were Schlumberger Ltd. (energy equipment & services, US), National Oilwell Varco, Inc. (energy equipment & services, US), Exxon Mobil Corp. (oil, gas & consumable fuels, US), Cielo SA (IT services, Brazil) and TechnipFMC plc (energy equipment & services, United Kingdom). Combined, they subtracted 1.62% points from performance.

First Eagle Overseas Fund

The NAV of the Fund's Class A shares increased 11.82% for the 12 months ended October 31, 2019, while the MSCI EAFE Index increased 11.04%. The Fund's cash and cash equivalents position was 13.7% as of October 31, 2019.

The five largest contributors to the performance of First Eagle Overseas Fund over the period were gold bullion, Nestle SA (food products, Switzerland), Kia Motors Corp. (automobiles, South Korea), Danone SA (food products, France) and FANUC Corp. (machinery, Japan). Collectively, they accounted for 4.21% points of this period's performance.

The five largest detractors were TechnipFMC plc (energy equipment & services, United Kingdom), Cielo SA (IT services, Brazil), Imperial Oil Ltd. (oil, gas & consumable fuels, Canada), British American Tobacco plc (tobacco, United Kingdom) and Great Eagle Holdings Ltd. (real estate management & development, Hong Kong). Combined, they subtracted 1.52% points from performance.

First Eagle Funds | Annual Report | October 31, 2019

Management's Discussion of Fund Performance (unaudited)

First Eagle U.S. Value Fund

The NAV of the Fund's Class A shares increased 9.43% for the 12 months ended October 31, 2019, while the S&P 500 Index increased 14.33%. The Fund's cash and cash equivalents position was 15.3% as of October 31, 2019.

The five largest contributors to the performance of First Eagle U.S. Value Fund over the period were gold bullion, Alleghany Corp. (insurance, US), Comcast Corp., Class A (media, US), Oracle Corp. (software, US) and Deere & Co. (machinery, US). Collectively, they accounted for 5.05% points of this period's performance.

The five largest detractors were Schlumberger Ltd. (energy equipment & services, US), National Oilwell Varco, Inc. (energy equipment & services, US), Exxon Mobil Corp. (oil, gas & consumable fuels, US), TechnipFMC plc (energy equipment & services, United Kingdom) and CH Robinson Worldwide, Inc. (air freight & logistics, US). Combined, they subtracted 2.54% points from performance.

First Eagle Gold Fund

The NAV of the Fund's Class A shares increased 42.66% for the 12 months ended October 31, 2019, while the FTSE Gold Mines Index increased 51.37%. The Fund's cash and cash equivalents position was 5.9% as of October 31, 2019.

The five largest contributors to the performance of First Eagle Gold Fund over the period were gold bullion, Detour Gold Corp. (metals & mining, Canada), Wheaton Precious Metals Corp. (metals & mining, Canada), Barrick Gold Corp. (metals & mining, Canada) and Agnico Eagle Mines Ltd. (metals & mining, Canada). Collectively, they accounted for 21.93% points of this period's performance.

The five largest detractors were Industrias Penoles SAB de CV (metals & mining, Mexico), Fresnillo plc (metals & mining, Mexico), Guyana Goldfields Inc. (metals & mining, Canada), OceanaGold Corp. (metals & mining, Australia) and Orla Mining Ltd. (metals & mining, Canada). Combined, they subtracted 1.02% points from performance.

First Eagle Global Income Builder Fund

The NAV of the Fund's Class A shares increased 8.40% for the 12 months ended October 31, 2019, while the MSCI World Index increased 12.69% and the Bloomberg Barclays U.S. Aggregate Bond Index increased 11.51%. The composite index1 returned 12.59% over the same time period. The Fund's cash and cash equivalents position was 7.2% as of October 31, 2019.

1  The composite index consists of 60% of the MSCI World Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index.

First Eagle Funds | Annual Report | October 31, 2019

Management's Discussion of Fund Performance (unaudited)

The five largest contributors to the performance of First Eagle Global Income Builder Fund over the period were gold bullion, Nestle SA (food products, Switzerland), Danone SA (food products, France), FANUC Corp. (machinery, Japan) and GlaxoSmithKline plc (pharmaceuticals, United Kingdom). Collectively, they accounted for 2.71% points of this period's performance.

The five largest detractors were Schlumberger Ltd. (energy equipment & services, US), Exxon Mobil Corp. (oil, gas & consumable fuels, US), British American Tobacco plc (tobacco, United Kingdom), Cielo SA (IT services, Brazil) and Cloud Peak Energy Resources LLC 12.0%, due 11/01/2021 (oil, gas & consumable fuels, US). Combined, they subtracted 1.30% points from performance.

First Eagle High Yield Fund

The NAV of the Fund's Class I shares increased 3.84% for the 12 months ended October 31, 2019, while the Bloomberg Barclays U.S. Corporate High Yield Index increased 8.38%. The Fund's cash and cash equivalents position was 5.8% as of October 31, 2019.

The five largest contributors to the performance of First Eagle High Yield Fund over the period were New Gold Inc. 6.25%, due 11/15/2022 (metals & mining, Canada), JBS USA LUX SA 6.75%, due 02/15/2028 (food products, US), AMN Healthcare, Inc. 5.13%, due 10/01/2024 (professional services, US), ACCO Brands Corp. 5.25%, due 12/15/2024 (commercial services & supplies, US) and Shea Homes LP 5.88%, due 04/01/2023 (household durables, US). Collectively, they accounted for 1.33% points of this period's performance.

The five largest detractors were Cloud Peak Energy Resources LLC 12.0%, due 11/01/2021 (oil, gas & consumable fuels, US), California Resources Corp. 8.0%, due 12/15/2022 (oil, gas & consumable fuels, US), Antero Resources Corp. 5.63%, due 06/01/2023 (oil, gas & consumable fuels, US), Southeastern Grocers, Inc. (food staples & retailing, US) and Ultra Resources, Inc. 7.13%, due 04/15/2025 (oil, gas & consumable fuels, US). Combined, they subtracted 3.62% points from performance.

First Eagle Fund of America

The NAV of the Fund's Class Y shares increased 7.62% for the 12 months ended October 31, 2019, while the S&P 500 Index increased 14.33%. The Fund's cash and cash equivalents position was 12.5% as of October 31, 2019.

The five largest contributors to the performance of Fund of America over the period were Ball Corp. (containers & packaging, US), Martin Marietta Materials, Inc.

First Eagle Funds | Annual Report | October 31, 2019

Management's Discussion of Fund Performance (unaudited)

(construction materials, US), Wyndham Destinations, Inc. (hotels, restaurants & leisure, US), Versum Materials, Inc. (semiconductors & semiconductor equipment, US) and frontdoor, Inc. (diversified consumer services, US). Collectively, they accounted for 9.25% points of this period's performance.

The five largest detractors were HP, Inc. (technology hardware, storage & peripherals, US), Perrigo Co. plc (pharmaceuticals, US), Conduent, Inc (IT services, US), Albemarle Corporation (chemicals, US) and Chemours Co. (chemicals, US). Combined, they subtracted 5.48% points from performance.

Matthew McLennan Head of the Global Value Team Portfolio Manager Global, Overseas, U.S. Value and Gold Funds	T. Kimball Brooker, Jr. Portfolio Manager Global, Overseas, U.S. Value and Global Income Builder Funds

Matt Lamphier Portfolio Manager U.S. Value Fund	Edward Meigs Portfolio Manager Global Income Builder and High Yield Funds

Sean Slein Portfolio Manager Global Income Builder and High Yield Funds	Thomas Kertsos Portfolio Manager Gold Fund

First Eagle Funds | Annual Report | October 31, 2019

Management's Discussion of Fund Performance (unaudited)

Harold Levy Portfolio Manager Fund of America	Eric Stone Portfolio Manager Fund of America

Lukasz Thieme Portfolio Manager Fund of America	Julien Albertini Portfolio Manager Global Income Builder Fund

December 2019

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact a fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at feim.com or by calling 800.334.2143.

The commentary represents the opinion of Mehdi Mahmud and the Portfolio Management Teams as of December 2019 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

First Eagle Funds | Annual Report | October 31, 2019

Performance Chart1 (unaudited)

	One Year	Three Years	Five Years	Ten Years	Since Inception	Inception Date
First Eagle Global Fund
Class A (SGENX) without sales charge	11.44%	6.75%	5.86%	8.07%	12.82%	01/01/79[2]
with sales charge	5.86%	4.94%	4.78%	7.51%	12.68%	01/01/79[2]
Class C (FESGX)	10.58%	5.96%	5.07%	7.26%	9.39%	06/05/00
Class I (SGIIX)	11.72%	7.04%	6.15%	8.35%	10.30%	07/31/98
Class R3 (EARGX)	11.31%	—	—	—	4.55%	05/01/18
Class R4 (EAGRX)	11.53%	—	—	—	1.48%	01/17/18
Class R5 (FRGLX)	—	—	—	—	0.81%	07/29/19
Class R6 (FEGRX)	11.79%	—	—	—	5.64%	03/01/17
MSCI World Index[3]	12.69%	11.86%	7.58%	9.48%	9.56%	01/01/79
First Eagle Overseas Fund
Class A (SGOVX) without sales charge	11.82%	4.48%	4.58%	6.32%	10.01%	08/31/93
with sales charge	6.21%	2.70%	3.51%	5.77%	9.79%	08/31/93
Class C (FESOX)	10.98%	3.71%	3.81%	5.53%	8.60%	06/05/00
Class I (SGOIX)	12.12%	4.76%	4.87%	6.60%	9.92%	07/31/98
Class R3 (EAROX)	11.59%	—	—	—	2.14%	05/01/18
Class R4 (FIORX)	11.92%	—	—	—	-0.33%	01/17/18
Class R5 (FEROX)	—	—	—	—	7.83%	03/11/19
Class R6 (FEORX)	12.21%	—	—	—	4.63%	03/01/17
MSCI EAFE Index[4]	11.04%	8.48%	4.31%	5.41%	4.99%	08/31/93

First Eagle Funds | Annual Report | October 31, 2019

Performance Chart (unaudited)

	One Year	Three Years	Five Years	Ten Years	Since Inception	Inception Date
First Eagle U.S. Value Fund
Class A (FEVAX) without sales charge	9.43%	8.66%	6.39%	8.87%	8.71%	09/04/01
with sales charge	3.94%	6.82%	5.31%	8.31%	8.40%	09/04/01
Class C (FEVCX)	8.59%	7.84%	5.58%	8.05%	7.89%	09/04/01
Class I (FEVIX)	9.79%	8.97%	6.68%	9.15%	8.98%	09/04/01
Class R3 (EARVX)	9.37%	—	—	—	5.56%	05/01/18
Class R4 (FIVRX)	—	—	—	—	-1.13%	07/29/19
Class R5 (FERVX)	—	—	—	—	-1.13%	07/29/19
Class R6 (FEVRX)	9.83%	—	—	—	6.25%	03/01/17
S&P 500 Index[5]	14.33%	14.91%	10.78%	13.70%	7.72%	09/04/01
First Eagle Gold Fund
Class A (SGGDX) without sales charge	42.66%	1.23%	6.77%	-1.81%	5.30%	08/31/93
with sales charge	35.51%	-0.50%	5.67%	-2.31%	5.09%	08/31/93
Class C (FEGOX)	41.52%	0.43%	5.91%	-2.57%	4.67%	05/15/03
Class I (FEGIX)	43.01%	1.50%	7.07%	-1.55%	5.74%	05/15/03
Class R3 (EAURX)	42.63%	—	—	—	11.18%	05/01/18
Class R4 (FIURX)	—	—	—	—	3.88%	07/29/19
Class R5 (FERUX)	—	—	—	—	3.99%	07/29/19
Class R6 (FEURX)	43.09%	—	—	—	3.44%	03/01/17
FTSE Gold Mines Index[6]	51.37%	4.44%	11.59%	-4.33%	-0.08%	08/31/93
MSCI World Index[3]	12.69%	11.86%	7.58%	9.48%	7.00%	08/31/93

First Eagle Funds | Annual Report | October 31, 2019

Performance Chart (unaudited)

	One Year	Three Years	Five Years	Ten Years	Since Inception	Inception Date
First Eagle Global Income Builder Fund
Class A (FEBAX) without sales charge	8.40%	5.85%	4.34%	—	5.82%	05/01/12
with sales charge	3.00%	4.05%	3.28%	—	5.09%	05/01/12
Class C (FEBCX)	7.53%	5.05%	3.55%	—	5.02%	05/01/12
Class I (FEBIX)	8.60%	6.14%	4.60%	—	6.08%	05/01/12
Class R3 (FBRRX)	8.12%	—	—	—	3.21%	05/01/18
Class R4 (FIBRX)	—	—	—	—	0.59%	07/29/19
Class R5 (EABRX)	—	—	—	—	0.62%	07/29/19
Class R6 (FEBRX)	8.62%	—	—	—	5.14%	03/01/17
Composite Index[7]	12.59%	8.55%	6.02%	—	7.10%	05/01/12
MSCI World Index[3]	12.69%	11.86%	7.58%	—	9.65%	05/01/12
Bloomberg Barclays U.S. Aggregate Bond Index[8]	11.51%	3.29%	3.24%	—	2.93%	05/01/12
First Eagle High Yield Fund
Class A (FEHAX) without sales charge	3.54%	3.93%	3.07%	—	4.81%	01/03/12
with sales charge	-1.17%	2.36%	2.13%	—	4.20%	01/03/12
Class C (FEHCX)	2.77%	3.16%	2.31%	—	4.02%	01/03/12
Class I (FEHIX)	3.84%	4.23%	3.37%	6.39%	7.73%	11/19/07[9]
Class R3 (EARHX)	3.44%	—	—	—	3.24%	05/01/18
Class R4 (FIHRX)	—	—	—	—	0.24%	07/29/19
Class R5 (FERHX)	—	—	—	—	0.11%	07/29/19
Class R6 (FEHRX)	3.75%	—	—	—	3.58%	03/01/17
Bloomberg Barclays U.S. Corporate High Yield Index[10]	8.38%	6.03%	5.18%	7.78%	7.54%	11/19/07

First Eagle Funds | Annual Report | October 31, 2019

Performance Chart (unaudited)

	One Year	Three Years	Five Years	Ten Years	Since Inception	Inception Date
First Eagle Fund of America
Class A (FEFAX) without sales charge	7.58%	5.43%	2.15%	9.41%	7.50%	11/20/98
with sales charge	2.19%	3.65%	1.10%	8.84%	7.24%	11/20/98
Class C (FEAMX)	6.77%	4.64%	1.38%	8.58%	6.75%	03/02/98
Class I (FEAIX)	7.88%	5.75%	2.45%	—	5.87%	03/08/13
Class Y (FEAFX)[11]	7.62%	5.43%	2.15%	9.40%	10.70%	04/10/87
Class R3 (EARFX)	7.48%	—	—	—	-2.73%	05/01/18
Class R4 (EAFRX)	—	—	—	—	-2.27%	07/29/19
Class R5 (FERFX)	—	—	—	—	-2.24%	07/29/19
Class R6 (FEFRX)	8.00%	—	—	—	2.04%	03/01/17
S&P 500 Index[5]	14.33%	14.91%	10.78%	13.70%	9.88%	04/10/87

1  The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at feim.com or by calling 800.334.2143. The average annual returns for Class A Shares "with sales charge" of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder and First Eagle Fund of America give effect to the deduction of the maximum sales charge of 5.00%. The average annual returns for Class A Shares "with sales charge" of First Eagle High Yield gives effect to the deduction of the maximum sales charge of 4.50%.

The average annual returns for Class C Shares reflect the maximum contingent deferred sales charge (CDSC), which is charged on the lesser of the original purchase price or the current market value at the time of sale. This pertains to the shares sold or redeemed with the first year of purchase.

For First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, a contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

Effective July 8, 2019, with respect to the First Eagle Global Income Builder Fund and the First Eagle High Yield Fund, a contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $250,000 or more without an initial sales charge.

Class I Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America require $1 million minimum investment and are offered without a sales charge.

Class Y Shares of First Eagle Fund of America are offered without a sales charge.

Class R3 Shares, Class R4 Shares, Class R5 Shares and Class R6 Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income

First Eagle Funds | Annual Report | October 31, 2019

Performance Chart (unaudited)

Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America are offered without a sales charge.

2  The Fund commenced operation April 28, 1970. Performance for periods prior to January 1, 2000, occurred while a prior portfolio manager of the fund was affiliated with another firm. Inception date shown is when this prior portfolio manager assumed portfolio management responsibilities.

3  The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed markets countries. The index provides total returns in U.S. dollars with net dividends reinvested. One cannot invest directly in an index.

4  The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of companies from 21 developed market countries. One cannot invest directly in an index.

5  The S&P 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The S&P 500 Index includes dividends reinvested. One cannot invest directly in an index.

6  The FTSE Gold Mines Index is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable, attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold. The Index is unmanaged, and includes dividends reinvested. One cannot invest directly in an index.

7  The composite index consists of 60% of the MSCI World Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index.

8  The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. One cannot invest directly in an index.

9  First Eagle High Yield Fund commenced operations in its present form on December 30, 2011, and is successor to another mutual fund pursuant to a reorganization on December 30, 2011. Information prior to December 30, 2011 is for this predecessor fund. Immediately after the reorganization, changes in net asset value of the Class I shares were partially impacted by differences in how the Fund and the predecessor fund price portfolio securities.

10  The Bloomberg Barclays U.S. Corporate High Yield Index is composed of fixed-rate, publicly issued, non-investment grade debt and is unmanaged, with dividends reinvested. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. One cannot invest directly in an index.

11  As of September 1, 2005, First Eagle Fund of America Class Y is closed to new accounts.

Expense Ratios As Stated In The Most Recent Prospectus

	Class A	Class C	Class I	Class Y	Class R3	Class R4[12]	Class R5[13]	Class R6
First Eagle Global Fund	1.11%	1.86%	0.84%	—	1.25%	1.02%	0.93%	0.78%
First Eagle Overseas Fund	1.15	1.88	0.86	—	1.21	1.03	0.95	0.80
First Eagle U.S. Value Fund[14,15]	1.15	1.90	0.87	—	1.24	1.11	1.01	0.86
First Eagle Gold Fund	1.29	2.05	1.00	—	1.32	1.16	1.06	0.91
First Eagle Global Income Builder Fund	1.18	1.93	0.92	—	1.27	1.13	1.03	0.88
First Eagle High Yield Fund[14,16]	1.26	2.01	0.97	—	1.36	1.26	1.16	1.01
First Eagle Fund of America[14,17]	1.32	2.06	1.02	1.33%	1.38	1.23	1.13	0.98

First Eagle Funds | Annual Report | October 31, 2019

Performance Chart (unaudited)

12  Class R4 Shares commenced investment operations on July 29, 2019 for the First Eagle U.S. Value Fund, the First Eagle Gold Fund, the First Eagle Global Income Builder Fund, the First Eagle High Yield Fund and the First Eagle Fund of America. The percentages shown above are based on anticipated expenses of Class R4 for the first fiscal year. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.

13  Class R5 Shares commenced investment operations on March 11, 2019 for the First Eagle Overseas Fund, and on July 29, 2019 for the First Eagle Global Fund, the First Eagle U.S. Value Fund, the First Eagle Gold Fund, the First Eagle Global Income Builder Fund, the First Eagle High Yield Fund and the First Eagle Fund of America. The percentages shown above are based on anticipated expenses of Class R5 for the first fiscal year. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.

14  For the First Eagle U.S. Value Fund, First Eagle High Yield Fund and First Eagle Fund of America, had fees not been waived and/or expenses reimbursed, returns would have been lower.

15  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.05% of the average daily value of the Fund's net assets for the period through February 29, 2020. This waiver has the effect of reducing the management fee for the term of the waiver from 0.75% to 0.70% on First Eagle U.S. Value Fund.

16  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.10% of the average daily value of the Fund's net assets for the period through February 29, 2020. This waiver has the effect of reducing the management fee for the term of the waiver from 0.70% to 0.60% on First Eagle High Yield Fund.

17  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. Effective July 1, 2019, the Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.05% of the average daily value of the Fund's first $2.25 billion through February 28, 2021. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.90% to 0.85% from July 1, 2019 through February 28, 2021 on First Eagle Fund of America.

These expense ratios are presented as of March 1, 2019 and may differ from corresponding ratios shown elsewhere in this report because of differing time periods (and/or, if applicable, because these expense ratios do not include expense credits or waivers).

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. These risks may be more pronounced with respect to investments in emerging markets. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

All securities may be subject to adverse market trends. The value of a Fund's portfolio holdings may fluctuate in response to events specific to the companies or stock or bond markets in which a Fund invests, as well as economic, political, or social events in the United States or abroad. This may cause a Fund's portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.

In addition to investments in larger companies, each Fund may invest in small and medium-size companies, which historically have been more volatile in price than larger company securities, especially over the short term. Positions in smaller companies, especially when the Fund is a large holder of a small company's securities, also may be more difficult or expensive to trade. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of

First Eagle Funds | Annual Report | October 31, 2019

Performance Chart (unaudited)

liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Funds consider small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion.

Holding illiquid securities restricts or otherwise limits the ability for a Fund to freely dispose of its investments for specific periods of time. A Fund might not be able to sell illiquid securities at its desired price or time. Changes in the markets or in regulations governing the trading of illiquid instruments can cause rapid changes in the price or ability to sell an illiquid security. The market for lower-quality debt instruments, including junk bonds and leveraged loans, is generally less liquid than the market for higher-quality debt instruments.

Investment in gold and gold-related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals including specific changes in U.S. and foreign regulatory policies, tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.

The event-driven investment style of the First Eagle Fund of America carries the additional risk that the event anticipated occurs later than expected, does not occur at all, or does not have the desired effect on the market price of the securities.

First Eagle High Yield and Global Income Builder Funds invest in high yield instruments (commonly known as "junk bonds") which may be subject to greater levels of interest rate, credit (including issuer default) and liquidity risk than investment grade instruments and may experience extreme price fluctuations. The securities of such companies may be considered speculative and the ability of such companies to pay their debts on schedule may be uncertain.

First Eagle High Yield and Global Income Builder Funds invest in bank loans. These investments potentially expose a fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. The fund's ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. The market for bank loans may be illiquid and the fund may have difficulty selling them, especially in the case of leveraged loans, which can be difficult to value. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. At times, a fund may decline to receive non-public information relating to loans, which could disadvantage the fund relative to other investors.

Funds that invest in bonds are subject to credit and interest rate risk. The value of a fund's portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. In addition, fluctuations in interest rates can affect the value of debt instruments held by a fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Longer duration instruments tend to be more sensitive to interest rate changes than those with shorter durations.

Income generation and dividends are not guaranteed. If dividend paying stocks in the fund's portfolio stop paying or reduce dividends the fund's ability to generate income will be adversely affected.

An investment made at a perceived "margin of safety" or "discount to intrinsic or fundamental value" can trade at prices substantially lower than when an investment is made, so that any perceived "margin of safety" or "discount to value" is no guarantee against loss.

All investments involve the risk of loss.

First Eagle Funds | Annual Report | October 31, 2019

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First Eagle Global Fund

Fund Overview

Data as of October 31, 2019 (unaudited)

Investment Objective

The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world. This truly global fund is managed with a highly disciplined, bottom-up, value-oriented style.

Average Annual Returns (%)			One Year	Five Years	Ten Years
First Eagle Global Fund	Class A	without sales load	11.44	5.86	8.07
		with sales load	5.86	4.78	7.51
MSCI World Index			12.69	7.58	9.48
Consumer Price Index			1.76	1.62	1.76

Asset Allocation* (%)

Sectors* (%)
Financials	14.3
Industrials	12.1
Commodities	9.3
Consumer Staples	8.3
Materials	7.5
Information Technology	7.4
Communication Services	7.2
Energy	5.5
Consumer Discretionary	5.0
Health Care	4.5
Real Estate	3.8
Foreign Government Securities	1.1
Utilities	0.2
Short-Term Investments	13.8

Countries*~ (%)

United States	44.9
Japan	12.6
United Kingdom	6.1
France	4.7
Canada	4.6
Switzerland	2.3
Hong Kong	2.3
South Korea	2.1
Sweden	1.0
Germany	0.8
Thailand	0.6
Belgium	0.6
Taiwan	0.5
Singapore	0.5
Mexico	0.5
Australia	0.4
Ireland	0.3
Brazil	0.3
Norway	0.3
Poland	0.3
Malaysia	0.2
Denmark	0.2
Indonesia	0.1
Peru	0.0	^
Venezuela	0.0	^
Short-Term Investments	13.8

^  Less than 0.05%.

*  Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed markets countries. The index provides total returns in U.S. dollars with net dividends reinvested. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	9.3
Oracle Corp. (Software, United States)	2.3
Comcast Corp. (Media, United States)	2.0
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels, United States)	1.8
FANUC Corp. (Machinery, Japan)	1.7
Weyerhaeuser Co. (Equity Real Estate Investment Trusts (REITs), United States)	1.7
KDDI Corp. (Wireless Telecommunication Services, Japan)	1.5
Danone SA (Food Products, France)	1.4
Sompo Holdings, Inc. (Insurance, Japan)	1.3
British American Tobacco plc (Tobacco, United Kingdom)	1.3
Total	24.3

*  Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Shares	Value ($)
Common Stocks — 75.8%
Australia — 0.4%
Newcrest Mining Ltd.	9,349,121	204,075,727
Belgium — 0.6%
Groupe Bruxelles Lambert SA	2,788,865	280,158,031
Brazil — 0.3%
Cielo SA	75,872,591	143,023,760
Canada — 4.6%
Agnico Eagle Mines Ltd.	3,871,032	237,916,666
Barrick Gold Corp.	23,564,409	409,078,140
Cenovus Energy, Inc.	13,128,069	111,457,306
Franco-Nevada Corp.	1,720,472	166,939,733
Imperial Oil Ltd.	10,896,401	271,355,214
Nutrien Ltd.	11,278,104	538,980,590
Power Corp. of Canada	10,384,176	240,308,013
Wheaton Precious Metals Corp.	11,902,240	334,095,877
		2,310,131,539
Denmark — 0.2%
ISS A/S	3,009,360	78,788,733
France — 4.7%
Cie de Saint-Gobain	8,744,290	356,137,110
Danone SA	8,247,355	683,221,631
Legrand SA	2,040,139	159,383,968
LVMH Moet Hennessy Louis Vuitton SE	264,822	113,093,830
Rexel SA	11,789,132	146,155,983
Saint Jean Groupe SA (a)	261,940	6,719,259
Sanofi	4,486,722	413,618,137
Sodexo SA	3,173,456	348,980,447
Wendel SA	1,067,994	151,438,627
		2,378,748,992
Germany — 0.8%
HeidelbergCement AG	4,420,456	327,724,196
Henkel AG & Co. KGaA (Preference)	166,709	17,316,526
Hornbach Holding AG & Co. KGaA	772,017	46,667,856
		391,708,578

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Shares	Value ($)
Hong Kong — 2.3%
CK Asset Holdings Ltd.	26,868,500	186,943,208
Guoco Group Ltd.	12,693,580	210,205,959
Hang Lung Properties Ltd.	49,162,969	108,070,206
Hongkong Land Holdings Ltd.	18,604,500	102,201,867
Hysan Development Co. Ltd.	23,322,348	91,919,115
Jardine Matheson Holdings Ltd.	6,979,771	397,923,829
Jardine Strategic Holdings Ltd.	1,542,800	49,819,832
		1,147,084,016
Ireland — 0.3%
CRH plc	4,704,407	171,490,974
Japan — 12.6%
Chofu Seisakusho Co. Ltd. (a)	3,346,500	77,469,035
FANUC Corp.	4,297,200	847,619,708
Hirose Electric Co. Ltd. (a)	2,434,315	306,650,778
Hoshizaki Corp.	2,027,500	172,342,236
Hoya Corp.	2,317,140	204,782,414
KDDI Corp.	27,239,700	753,753,676
Keyence Corp.	387,100	244,761,943
Komatsu Ltd.	6,756,000	158,191,159
Mitsubishi Electric Corp.	17,189,500	245,594,132
Mitsubishi Estate Co. Ltd.	30,826,080	598,500,158
MS&AD Insurance Group Holdings, Inc.	6,636,820	214,311,138
Nissin Foods Holdings Co. Ltd.	1,469,130	110,972,742
NTT DOCOMO, Inc.	16,534,400	453,292,552
Olympus Corp.	1,619,924	22,041,320
Secom Co. Ltd.	6,562,730	608,125,124
Shimano, Inc.	1,737,990	289,289,758
SMC Corp.	698,556	301,804,978
Sompo Holdings, Inc.	16,952,900	666,352,061
T Hasegawa Co. Ltd. (a)	3,002,800	55,962,414
		6,331,817,326
Mexico — 0.5%
Fresnillo plc	18,230,274	168,425,499
Industrias Penoles SAB de CV	6,401,020	76,812,906
		245,238,405

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Shares	Value ($)
Norway — 0.3%
Orkla ASA	13,983,441	134,406,577
South Korea — 2.1%
Hyundai Mobis Co. Ltd.	1,067,561	217,711,697
Kia Motors Corp.	6,783,738	247,927,849
KT&G Corp.	4,321,898	370,998,678
Lotte Confectionery Co. Ltd.	161,797	19,536,487
Lotte Corp.	913,277	28,588,503
Namyang Dairy Products Co. Ltd. (a)	39,989	16,171,580
NAVER Corp.	302,939	42,713,330
Samsung Electronics Co. Ltd. (Preference)	3,010,804	105,982,782
		1,049,630,906
Sweden — 1.0%
Investor AB, Class A	3,367,312	169,740,464
Investor AB, Class B	3,394,798	174,168,290
Svenska Handelsbanken AB, Class A	16,841,698	169,020,117
		512,928,871
Switzerland — 2.3%
Cie Financiere Richemont SA (Registered)	4,561,324	358,434,231
Nestle SA (Registered)	4,497,808	481,181,545
Pargesa Holding SA (a)	4,327,670	342,096,567
		1,181,712,343
Taiwan — 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	5,152,904	266,044,433
Thailand — 0.6%
Bangkok Bank PCL, NVDR	50,457,600	290,681,682
United Kingdom — 6.1%
Berkeley Group Holdings plc	5,013,920	285,790,696
British American Tobacco plc	18,990,473	664,208,436
BT Group plc	46,726,193	124,004,648
Diageo plc	4,530,757	185,448,311
GlaxoSmithKline plc	14,471,132	331,460,431
Linde plc	2,283,540	451,773,968
Lloyds Banking Group plc	588,687,159	433,042,525
TechnipFMC plc	15,937,242	314,441,785

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Shares	Value ($)
United Kingdom — 6.1% (continued)
Unilever NV	2,537,196	149,965,346
WPP plc	12,115,527	151,196,409
		3,091,332,555
United States — 35.6%
3M Co.	2,345,016	386,904,190
Alleghany Corp.*	418,350	325,597,621
Alphabet, Inc., Class A*	134,718	169,583,018
Alphabet, Inc., Class C*	163,012	205,413,051
American Express Co.	2,970,047	348,327,112
Analog Devices, Inc.	2,807,835	299,399,446
Anthem, Inc.	1,354,141	364,372,260
Bank of New York Mellon Corp. (The)	12,724,349	594,863,316
BB&T Corp.	8,242,132	437,245,103
Berkshire Hathaway, Inc., Class A*	865	275,882,235
Booking Holdings, Inc.*	109,233	223,793,293
Brown & Brown, Inc.	7,057,521	265,927,391
CH Robinson Worldwide, Inc.	5,586,014	422,526,099
Charles Schwab Corp. (The)	3,988,832	162,385,351
Colgate-Palmolive Co.	8,044,177	551,830,542
Comcast Corp., Class A	22,940,736	1,028,203,788
ConocoPhillips	2,243,060	123,816,912
Cummins, Inc.	1,476,261	254,625,497
Deere & Co.	3,049,600	531,057,344
DENTSPLY SIRONA, Inc.	4,419,926	242,123,546
Exxon Mobil Corp.	13,114,891	886,173,185
Facebook, Inc., Class A*	1,528,101	292,860,557
Flowserve Corp. (a)	8,382,216	409,387,429
H&R Block, Inc.	3,586,106	89,616,789
HCA Healthcare, Inc.	1,665,329	222,388,035
IPG Photonics Corp.*	1,136,199	152,568,802
JG Boswell Co.	2,485	1,615,250
Kraft Heinz Co. (The)	3,569,007	115,385,996
Microsoft Corp.	2,891,151	414,504,319
Mills Music Trust (a)	31,592	897,213

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Shares	Value ($)
United States — 35.6% (continued)
National Oilwell Varco, Inc.	16,637,869	376,348,597
Newmont Goldcorp Corp.	9,675,395	384,403,443
NOW, Inc.*	3,567,050	37,596,707
Omnicom Group, Inc.	5,479,376	422,953,033
Oracle Corp.	21,407,976	1,166,520,612
Philip Morris International, Inc.	8,061,415	656,521,638
Royal Gold, Inc.	1,260,596	145,523,202
San Juan Basin Royalty Trust (a)	3,908,035	10,278,132
Schlumberger Ltd.	20,292,342	663,356,660
Scotts Miracle-Gro Co. (The)	1,126,328	113,072,068
Synchrony Financial	698,841	24,718,006
Teradata Corp.* (a)	10,721,521	320,895,124
Texas Instruments, Inc.	2,493,377	294,193,552
Tiffany & Co.	1,855,384	231,013,862
Travelers Cos., Inc. (The)	1,371,426	179,739,092
UGI Corp.	2,250,707	107,291,203
Union Pacific Corp.	1,790,873	296,317,847
Universal Health Services, Inc., Class B	2,116,279	290,903,711
US Bancorp	7,819,459	445,865,552
Varian Medical Systems, Inc.*	957,070	115,623,627
Vista Outdoor, Inc.*	1,130,179	7,572,199
Wells Fargo & Co.	6,423,768	331,659,142
Weyerhaeuser Co., REIT	28,456,135	831,203,703
Willis Towers Watson plc	1,768,623	330,555,639
WR Berkley Corp.	5,155,824	360,392,098
		17,943,793,139
Total Common Stocks (Cost $27,615,483,250)		38,152,796,587
	Ounces
Commodities — 9.3%
Gold bullion* (Cost $3,255,381,405)	3,082,705	4,658,521,448

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Principal Amount ($)		Value ($)
Foreign Government Securities — 1.1%
Indonesia — 0.1%
Indonesia Treasury Bond 8.25%, 7/15/2021	IDR	965,460,000,000	71,330,454
Malaysia — 0.2%
Malaysia Government Bond 3.66%, 10/15/2020	MYR	54,021,000	12,994,966
3.42%, 8/15/2022	MYR	443,682,000	106,845,896
			119,840,862
Peru — 0.0% (b)
Republic of Peru 8.20%, 8/12/2026 (c)	PEN	25,978,000	9,836,970
Poland — 0.3%
Republic of Poland 2.50%, 4/25/2024	PLN	469,059,000	126,841,992
Singapore — 0.5%
Singapore Government Bond 3.25%, 9/1/2020	SGD	119,604,000	89,066,715
2.25%, 6/1/2021	SGD	214,847,000	159,455,339
			248,522,054
Venezuela, Bolivarian Republic of — 0.0%
Venezuela Government Bond (Oil Indexed Payment Obligation) Zero Coupon, 4/15/2020‡ (d)(e)(f)		53,230	—
Total Foreign Government Securities (Cost $570,760,485)			576,372,332
Corporate Bonds — 0.0% (b)
United States — 0.0% (b)
Bausch & Lomb, Inc. 7.13%, 8/1/2028‡ (Cost $4,972,743)		5,467,000	5,494,335
Short-Term Investments — 13.8%
Commercial Paper — 13.7%
ABB Treasury Center USA, Inc. 2.02%, 11/6/2019 (c)(g)		41,686,000	41,674,752
2.02%, 11/7/2019 (c)(g)		41,686,000	41,672,869

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 13.7% (continued)
2.01%, 1/2/2020 (g)	33,349,000	33,246,693
American Honda Finance Corp. 2.08%, 11/12/2019 (g)	121,420,000	121,354,433
2.08%, 11/13/2019 (g)	69,857,000	69,816,134
2.06%, 11/21/2019 (g)	81,243,000	81,166,225
2.07%, 11/25/2019 (g)	88,368,000	88,268,586
2.03%, 12/4/2019 (g)	21,665,000	21,631,218
1.85%, 1/6/2020 (g)	69,477,000	69,255,243
1.91%, 1/9/2020 (g)	59,286,000	59,088,067
Apple, Inc. 1.90%, 11/6/2019 (c)(g)	16,913,000	16,908,552
1.90%, 11/7/2019 (c)(g)	102,907,000	102,875,385
2.05%, 11/14/2019 (c)(g)	47,590,000	47,560,426
1.90%, 12/2/2019 (c)(g)	33,656,000	33,609,420
1.78%, 12/6/2019 (c)(g)	31,223,000	31,173,917
BASF SE 2.03%, 12/27/2019 (g)	50,928,000	50,786,162
2.03%, 12/30/2019 (c)(g)	50,928,000	50,777,762
Boeing Co. (The) 2.23%, 11/13/2019 (c)(g)	95,922,000	95,866,059
2.21%, 11/20/2019 (c)(g)	39,118,000	39,082,794
2.17%, 12/4/2019 (c)(g)	58,240,000	58,149,518
2.14%, 12/10/2019 (c)(g)	84,626,000	84,467,749
Bunge Asset Funding Corp. 1.85%, 11/1/2019 (c)(g)	17,510,000	17,509,105
CenterPoint Energy, Inc. 1.93%, 11/1/2019 (g)	8,755,000	8,754,529
Chevron Corp. 1.96%, 12/11/2019 (c)(g)	35,693,000	35,627,634
1.96%, 12/16/2019 (c)(g)	76,945,000	76,784,937
2.01%, 12/20/2019 (c)(g)	68,210,000	68,054,633
Diageo Capital plc 2.09%, 11/14/2019 (g)	38,906,000	38,874,771
EI du Pont de Nemours & Co. 2.25%, 12/6/2019 (c)(g)	22,562,000	22,516,966
2.14%, 12/12/2019 (c)(g)	22,430,000	22,377,873
2.15%, 12/17/2019 (c)(g)	25,400,000	25,334,175

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 13.7% (continued)
Eli Lilly & Co. 1.65%, 12/2/2019 (g)	42,337,000	42,276,846
Emerson Electric Co. 1.96%, 11/26/2019 (g)	22,156,000	22,130,078
1.81%, 12/3/2019 (c)(g)	42,333,000	42,270,213
1.86%, 12/10/2019 (c)(g)	57,962,000	57,858,119
1.82%, 12/11/2019 (g)	99,442,000	99,259,322
Engie SA 2.26%, 11/5/2019 (g)	74,030,000	74,013,600
2.14%, 12/9/2019 (g)	37,587,000	37,517,370
1.96%, 1/3/2020 (g)	69,942,000	69,711,844
Erste Abwicklungsanstalt 2.07%, 11/4/2019 (c)(g)	36,602,000	36,595,753
2.07%, 11/19/2019 (c)(g)	30,055,000	30,030,286
2.08%, 1/7/2020 (c)(g)	23,241,000	23,166,327
EssilorLuxottica SA 1.85%, 11/18/2019 (g)	42,333,000	42,299,134
2.06%, 12/17/2019 (c)(g)	19,696,000	19,652,903
Export Development Canada 1.97%, 11/20/2019 (g)	40,058,000	40,022,393
Export Development Corp. 1.85%, 1/21/2020 (g)	40,831,000	40,672,522
1.85%, 1/22/2020 (g)	34,461,000	34,325,455
Exxon Mobil Corp. 1.94%, 11/1/2019 (g)	18,742,000	18,741,171
1.94%, 12/2/2019 (g)	145,594,000	145,386,545
1.96%, 12/5/2019 (g)	26,556,000	26,514,484
1.97%, 12/17/2019 (g)	50,630,000	50,521,926
1.95%, 1/3/2020 (g)	74,100,000	73,876,053
1.83%, 1/16/2020 (g)	88,501,000	88,179,201
Henkel US Operations Corp. 2.12%, 11/4/2019 (g)	43,462,000	43,454,554
2.11%, 11/8/2019 (g)	71,399,000	71,374,375
2.03%, 12/5/2019 (g)	43,575,000	43,506,497
2.06%, 12/9/2019 (g)	31,925,000	31,868,626
2.01%,12/10/2019 (c)(g)	28,710,000	28,657,907
2.01%, 12/12/2019 (g)	27,746,000	27,692,913

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 13.7% (continued)
Hitachi America Capital Ltd. 1.80%, 11/1/2019 (c)(g)	29,767,000	29,765,462
John Deere Canada ULC 1.86%, 1/13/2020 (g)	29,172,000	29,068,861
John Deere Capital Corp. 1.86%, 1/7/2020 (g)	43,249,000	43,108,489
Kreditanstalt fuer Wiederaufbau 2.09%, 11/8/2019 (c)(g)	122,025,000	121,981,885
1.99%, 11/14/2019 (c)(g)	88,368,000	88,313,359
2.08%, 11/15/2019 (c)(g)	120,440,000	120,360,209
2.01%, 12/13/2019 (c)(g)	75,175,000	75,020,198
2.00%, 12/19/2019 (g)	18,152,000	18,108,738
LVMH Moet Hennessy Louis Vuitton, Inc. 1.87%, 11/4/2019 (g)	16,087,000	16,084,137
2.11%, 11/19/2019 (g)	29,000,000	28,975,052
2.06%, 12/18/2019 (g)	56,478,000	56,355,405
1.79%, 1/29/2020 (g)	60,100,000	59,843,072
MetLife Short Term Funding LLC 2.15%, 11/1/2019 (c)(g)	52,139,000	52,136,465
2.10%, 11/5/2019 (c)(g)	101,467,000	101,442,337
2.03%, 11/12/2019 (c)(g)	84,684,000	84,634,601
1.86%, 11/14/2019 (c)(g)	41,384,000	41,355,836
2.01%, 11/18/2019 (c)(g)	33,505,000	33,475,583
2.05%, 12/4/2019 (c)(g)	26,375,000	26,333,924
1.97%, 12/6/2019 (c)(g)	42,273,000	42,203,080
1.80%, 12/16/2019 (c)(g)	19,410,000	19,368,333
2.03%, 12/17/2019 (g)	50,322,000	50,211,299
1.88%, 1/6/2020 (g)	13,000,000	12,957,878
1.89%, 1/13/2020 (c)(g)	31,888,000	31,774,537
Mitsubishi International Corp. 1.87%, 11/18/2019 (g)	32,665,000	32,634,589
1.94%, 1/6/2020 (g)	68,242,000	67,997,894
1.95%, 1/14/2020 (g)	81,661,000	81,333,505
1.95%, 1/15/2020 (g)	81,661,000	81,329,139
NRW Bank 2.15%, 11/4/2019 (c)(g)	75,172,000	75,158,310

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 13.7% (continued)
2.11%, 11/7/2019 (c)(g)	83,762,000	83,735,127
2.07%, 11/14/2019 (c)(g)	64,121,000	64,079,207
2.12%, 11/15/2019 (c)(g)	80,947,000	80,890,337
2.03%, 11/18/2019 (c)(g)	78,235,000	78,167,913
1.98%, 12/5/2019 (c)(g)	53,270,000	53,179,367
1.97%, 12/6/2019 (c)(g)	66,698,000	66,581,279
Omnicom Capital, Inc. 1.90%, 11/15/2019 (g)	42,337,000	42,300,484
Pfizer, Inc. 2.16%, 11/13/2019 (c)(g)	109,289,000	109,226,053
2.16%, 11/20/2019 (c)(g)	50,257,000	50,212,327
2.04%, 12/13/2019 (c)(g)	47,065,000	46,977,527
2.03%, 1/30/2020 (g)	61,004,000	60,732,600
Philip Morris International, Inc. 1.70%, 11/6/2019 (c)(g)	69,930,000	69,911,341
Province of Quebec Canada 1.82%, 12/10/2019 (c)(g)	95,400,000	95,232,838
1.88%, 12/12/2019 (c)(g)	35,401,000	35,335,249
1.85%, 1/21/2020 (c)(g)	51,800,000	51,595,643
PSP Capital, Inc. 1.98%, 11/6/2019 (c)(g)	30,627,000	30,618,914
1.89%, 11/18/2019 (c)(g)	34,960,000	34,932,889
2.07%, 11/19/2019 (c)(g)	67,985,000	67,929,349
1.93%, 12/3/2019 (c)(g)	24,865,000	24,829,534
2.03%, 12/5/2019 (c)(g)	46,984,000	46,912,421
QUALCOMM, Inc. 2.12%, 12/4/2019 (g)	40,150,000	40,086,106
Sanofi 1.97%, 12/11/2019 (g)	67,904,000	67,777,170
1.96%, 12/16/2019 (c)(g)	35,984,000	35,907,720
1.96%, 12/20/2019 (c)(g)	53,975,000	53,849,583
1.96%, 12/23/2019 (c)(g)	69,026,000	68,854,869
1.96%, 12/31/2019 (c)(g)	33,513,000	33,415,840
Schlumberger Investment SA 2.04%, 12/3/2019 (g)	48,988,000	48,915,433
2.03%, 12/9/2019 (c)(g)	33,826,000	33,765,609

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 13.7% (continued)
1.84%, 12/12/2019 (g)	11,400,000	11,377,869
Siemens Capital Co. LLC 1.95%, 12/9/2019 (c)(g)	71,967,000	71,845,298
ST Engineering North America, Inc. 2.11%, 11/20/2019 (g)	45,124,000	45,083,890
2.07%, 11/21/2019 (c)(g)	43,700,000	43,659,213
2.07%, 11/22/2019 (c)(g)	43,700,000	43,657,271
2.11%, 12/19/2019 (g)	90,249,000	90,041,648
Sysco Corp. 1.80%, 11/1/2019 (c)(g)	2,416,000	2,415,875
Total Capital Canada Ltd. 2.20%, 11/1/2019 (c)(g)	89,276,000	89,272,033
1.94%, 1/7/2020 (c)(g)	33,952,000	33,840,539
TWDC Enterprises 18 Corp. 1.85%, 11/4/2019 (g)	62,499,000	62,488,021
Unilever Capital Corp. 1.99%, 12/11/2019 (g)	33,952,000	33,887,928
2.00%, 12/18/2019 (g)	33,952,000	33,875,042
United Parcel Service, Inc. 1.97%, 11/5/2019 (c)(g)	33,282,000	33,276,444
Vodafone Group plc 2.24%, 12/3/2019 (c)(g)	76,447,000	76,305,166
Walmart, Inc. 1.91%, 11/18/2019 (c)(g)	27,061,000	27,039,351
Walt Disney Co. (The) 1.96%, 1/21/2020 (c)(g)	42,122,000	41,950,067
1.96%, 1/22/2020 (c)(g)	74,948,000	74,638,176
1.96%, 1/23/2020 (g)	42,122,000	41,945,677
1.96%, 1/24/2020 (c)(g)	42,122,000	41,943,479
Total Commercial Paper (Cost $6,910,368,269)		6,911,670,897
U.S. Treasury Obligations — 0.1%
U.S. Treasury Bills 1.86%, 1/9/2020 (g)(h) (Cost $14,946,812)	15,000,000	14,956,104

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Shares	Value ($)
Investment Companies — 0.0% (b)
JP Morgan U.S. Government Money Market Fund, Agency Shares 1.64% (i) (Cost $169,532)	169,532	169,532
Total Short-Term Investments (Cost $6,925,484,613)		6,926,796,533
Total Investments — 100.0% (Cost $38,372,082,496)		50,319,981,235
Other Assets Less Liabilities — 0.0% (b)		28,914,190
Net Assets — 100.0%		50,348,895,425

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Affiliated company as defined under the Investment Company Act of 1940.

(b)  Represents less than 0.05% of net assets.

(c)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(d)  Security fair valued as of October 31, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2019 amounted to $0, which represents approximately 0.00% of net assets of the Fund.

(e)  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2019.

(f)  Defaulted security.

(g)  The rate shown was the current yield as of October 31, 2019.

(h)  All or a portion of the security pledged as collateral.

(i)  Represents 7-day effective yield as of October 31, 2019.

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,197,559,900
Aggregate gross unrealized depreciation	(2,836,481,141)
Net unrealized appreciation	$11,361,078,759
Federal income tax cost	$38,952,318,897

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2019

Forward Foreign Currency Exchange Contracts outstanding as of October 31, 2019

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	158,361,073	EUR	139,449,000	JPMorgan Chase Bank	11/13/2019	$2,734,202
USD	312,812,019	JPY	33,668,896,000	JPMorgan Chase Bank	11/13/2019	872,357
USD	116,491,738	EUR	103,680,000	UBS AG	12/18/2019	491,479
USD	278,656,678	JPY	29,310,224,000	UBS AG	12/18/2019	6,429,971
USD	396,680,452	JPY	42,366,464,000	HSBC Bank plc	1/15/2020	2,348,149
USD	257,005,400	JPY	27,367,220,000	Goldman Sachs	2/12/2020	1,866,829
Total unrealized appreciation						14,742,987
USD	60,589,645	GBP	48,157,000	JPMorgan Chase Bank	11/13/2019	(1,809,441)
USD	106,387,153	GBP	87,330,000	UBS AG	12/18/2019	(6,910,301)
USD	218,877,354	EUR	197,051,000	HSBC Bank plc	1/15/2020	(2,056,419)
USD	87,657,956	GBP	70,713,000	HSBC Bank plc	1/15/2020	(4,172,346)
USD	185,544,793	EUR	167,690,000	Goldman Sachs	2/12/2020	(2,785,043)
USD	112,789,597	GBP	89,559,000	Goldman Sachs	2/12/2020	(3,593,016)
Total unrealized depreciation						(21,326,566)
Net unrealized depreciation						$(6,583,579)

Abbreviations

ADR  — American Depositary Receipt

EUR  — Euro

GBP  — British Pound

IDR  — Indonesian Rupiah

JPY  — Japanese Yen

MYR  — Malaysia Ringgit

NVDR  — Non-Voting Depositary Receipt

Preference  — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

PEN  — Peruvian Sol

PLN  — Poland New Zloty

REIT  — Real Estate Investment Trust

SGD  — Singapore Dollar

USD  — United States Dollar

Affiliated Securities

Security Description	Shares at October 31, 2019	Market Value October 31, 2018	Purchases at Cost	Proceeds from Sales
Berkeley Group Holdings plc^	5,013,920	$295,107,496	$—	$(79,253,210)
Chofu Seisakusho Co. Ltd.	3,346,500	67,761,023	—	—
Flowserve Corp.	8,382,216	386,225,917	—	(1,712,461)

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2019

Affiliated Securities (continued)

Security Description	Shares at October 31, 2019	Market Value October 31, 2018	Purchases at Cost	Proceeds from Sales
Hirose Electric Co. Ltd.	2,434,315	$249,898,530	$—	$(23,674,895)
Hornbach Holding AG & Co. KGaA^	772,017	78,076,885	—	(23,406,597)
Mills Music Trust	31,592	723,773	—	—
Namyang Dairy Products Co. Ltd.	39,989	21,090,245	—	—
NOW, Inc.*^	3,567,050	75,135,366	—	(27,931,238)
NSC Groupe^	—	3,398,593	—	(2,952,039)
Pargesa Holding SA	4,327,670	317,694,459	—	—
Saint Jean Groupe SA	261,940	10,347,187	—	(3,201,333)
San Juan Basin Royalty Trust	3,908,035	19,970,059	—	—
T Hasegawa Co. Ltd.	3,002,800	53,319,400	—	—
Teradata Corp.*	10,721,521	443,722,516	—	(65,499,085)
Vista Outdoor, Inc.*^	1,130,179	40,655,713	—	(13,919,778)
Total		$2,063,127,162	$—	$(241,550,636)

Security Description	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2019	Dividend/ Interest Income	Capital Gain Distributions
Berkeley Group Holdings plc^	$59,353,072	$10,583,338	$285,790,696	$1,829,274	$—
Chofu Seisakusho Co. Ltd.	—	9,708,012	77,469,035	883,575	—
Flowserve Corp.	(153,887)	25,027,860	409,387,429	6,388,891	—
Hirose Electric Co. Ltd.	2,969,942	77,457,201	306,650,778	5,159,652	—
Hornbach Holding AG & Co. KGaA^	8,558,878	(16,561,310)	46,667,856	1,688,577	—
Mills Music Trust	—	173,440	897,213	205,049	—
Namyang Dairy Products Co. Ltd.	—	(4,918,665)	16,171,580	27,497	—
NOW, Inc.*^	(45,021,413)	35,413,992	37,596,707	—	—
NSC Groupe^	(3,305,628)	2,859,074	—	—	—
Pargesa Holding SA	—	24,402,108	342,096,567	9,334,400	—
Saint Jean Groupe SA	1,062,780	(1,489,375)	6,719,259	81,298	—
San Juan Basin Royalty Trust	—	(9,691,927)	10,278,132	912,253	—

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2019

Affiliated Securities (continued)

Security Description	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2019	Dividend/ Interest Income	Capital Gain Distributions
T Hasegawa Co. Ltd.	$—	$2,643,014	$55,962,414	$866,328	$—
Teradata Corp.*	2,748,910	(60,077,217)	320,895,124	—	—
Vista Outdoor, Inc.*^	(29,857,343)	10,693,607	7,572,199	—	—
Total	$(3,644,689)	$106,223,152	$1,924,154,989	$27,376,794	$—

*  Non-income producing security.

^Represents an unaffiliated issuer as of October 31, 2019.

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2019

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First Eagle Overseas Fund

Fund Overview

Data as of October 31, 2019 (unaudited)

Investment Objective

The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management's research-driven process focuses on undervalued securities.

Average Annual Returns (%)			One Year	Five Years	Ten Years
First Eagle Overseas Fund	Class A	without sales load	11.82	4.58	6.32
		with sales load	6.21	3.51	5.77
MSCI EAFE Index			11.04	4.31	5.41
Consumer Price Index			1.76	1.62	1.76

Asset Allocation* (%)

Sectors* (%)
Industrials	13.4
Financials	12.6
Consumer Staples	11.8
Materials	10.3
Commodities	9.2
Consumer Discretionary	5.9
Communication Services	5.8
Health Care	5.2
Real Estate	4.4
Information Technology	3.2
Energy	2.8
Foreign Government Securities	1.7
Short-Term Investments	13.7

Countries*~ (%)

Japan	22.1
United States	11.6
United Kingdom	9.4
France	8.0
Canada	6.4
Hong Kong	4.9
South Korea	4.3
Switzerland	4.2
Singapore	2.4
Sweden	2.2
Germany	1.9
Thailand	1.1
Taiwan	1.0
Norway	0.9
Chile	0.9
Belgium	0.9
Netherlands	0.6
Mexico	0.6
Ireland	0.5
Denmark	0.4
Brazil	0.4
Australia	0.4
Poland	0.4
Malaysia	0.4
Indonesia	0.2
Turkey	0.1
Greece	0.1
Peru	0.0	^
Short-Term Investments	13.7

^  Less than 0.05%.

*  Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Overseas Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of companies from 21 developed market countries. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption in urban households.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	9.2
FANUC Corp. (Machinery, Japan)	2.8
Danone SA (Food Products, France)	2.4
KDDI Corp. (Wireless Telecommunication Services, Japan)	2.1
Mitsubishi Estate Co. Ltd. (Real Estate Management & Development, Japan)	2.0
Sompo Holdings, Inc. (Insurance, Japan)	1.9
Nestle SA (Registered) (Food Products, Switzerland)	1.8
British American Tobacco plc (Tobacco, United Kingdom)	1.8
Secom Co. Ltd. (Commercial Services & Supplies, Japan)	1.8
Nutrien Ltd. (Chemicals, Canada)	1.6
Total	27.4

*  Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Shares	Value ($)
Common Stocks — 75.1%
Australia — 0.4%
Newcrest Mining Ltd.	2,568,558	56,067,339
Belgium — 0.9%
Groupe Bruxelles Lambert SA	907,727	91,186,561
Legris Industries SE*‡ (a)(b)(c)	905,366	19,770,997
Sofina SA	39,976	8,846,367
		119,803,925
Brazil — 0.4%
Cielo SA	31,230,830	58,871,730
Canada — 6.4%
Agnico Eagle Mines Ltd.	1,063,638	65,372,027
Barrick Gold Corp.	6,972,023	121,034,319
Cenovus Energy, Inc.	6,627,505	56,267,517
Franco-Nevada Corp.	472,679	45,864,685
Imperial Oil Ltd.	6,877,585	171,273,850
Nutrien Ltd.	4,815,975	230,155,445
Power Corp. of Canada	4,725,503	109,356,413
Wheaton Precious Metals Corp.	3,269,997	91,788,816
		891,113,072
Chile — 0.9%
Cia Cervecerias Unidas SA, ADR	6,346,188	125,971,832
Denmark — 0.4%
ISS A/S	2,267,957	59,377,894
France — 7.9%
Cie de Saint-Gobain	4,196,973	170,934,156
Danone SA	4,115,540	340,936,694
Laurent-Perrier (b)	558,938	55,481,136
Legrand SA	691,232	54,001,860
Rexel SA	7,346,731	91,081,234
Saint Jean Groupe SA	51,740	1,327,229
Sanofi	1,849,956	170,542,181
Sodexo SA	1,387,136	152,541,375
Wendel SA	493,657	69,999,212
		1,106,845,077

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Shares	Value ($)
Germany — 1.9%
FUCHS PETROLUB SE (Preference)	1,053,186	44,870,144
HeidelbergCement AG	1,871,185	138,726,095
Henkel AG & Co. KGaA (Preference)	67,114	6,971,317
Hornbach Holding AG & Co. KGaA	251,785	15,220,217
Telefonica Deutschland Holding AG	18,784,831	59,604,804
		265,392,577
Greece — 0.1%
JUMBO SA	458,230	8,927,422
Hong Kong — 4.8%
CK Asset Holdings Ltd.	13,955,500	97,098,310
Great Eagle Holdings Ltd.	22,777,700	76,966,953
Guoco Group Ltd.	7,806,340	129,273,159
Hang Lung Properties Ltd.	19,967,162	43,891,883
Hongkong Land Holdings Ltd.	7,689,200	42,239,813
Hysan Development Co. Ltd.	17,500,405	68,973,404
Jardine Matheson Holdings Ltd.	3,666,900	209,053,691
Jardine Strategic Holdings Ltd.	233,600	7,543,371
		675,040,584
Ireland — 0.5%
CRH plc	2,042,590	74,459,066
Japan — 22.0%
As One Corp.	757,940	63,377,644
Chofu Seisakusho Co. Ltd. (b)	1,842,500	42,652,531
Daiichikosho Co. Ltd.	2,242,080	106,582,492
FANUC Corp.	1,989,540	392,435,380
Hirose Electric Co. Ltd.	1,028,430	129,551,377
Hoshizaki Corp.	836,200	71,078,953
Hoya Corp.	969,230	85,657,863
Kansai Paint Co. Ltd.	3,559,930	85,740,346
KDDI Corp.	10,856,700	300,417,315
Keyence Corp.	161,200	101,926,182
Komatsu Ltd.	3,227,300	75,566,952
Maezawa Kasei Industries Co. Ltd. (b)	837,200	9,169,992
Mitsubishi Electric Corp.	7,375,000	105,369,948

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Shares	Value ($)
Japan — 22.0% (continued)
Mitsubishi Estate Co. Ltd.	14,367,050	278,941,782
MS&AD Insurance Group Holdings, Inc.	3,144,900	101,552,716
Nagaileben Co. Ltd.	1,687,224	40,220,481
Nissin Foods Holdings Co. Ltd.	644,830	48,708,115
NTT DOCOMO, Inc.	7,050,600	193,293,042
Olympus Corp.	675,672	9,193,458
Secom Co. Ltd.	2,678,500	248,199,019
Shimano, Inc.	710,470	118,258,272
SK Kaken Co. Ltd.	87,561	37,865,531
SMC Corp.	291,090	125,762,875
Sompo Holdings, Inc.	6,825,700	268,291,517
T Hasegawa Co. Ltd.	1,906,436	35,529,759
		3,075,343,542
Mexico — 0.6%
Fresnillo plc	5,813,900	53,713,346
Industrias Penoles SAB de CV	2,246,692	26,960,537
		80,673,883
Netherlands — 0.7%
HAL Trust	595,098	90,345,113
Norway — 0.9%
Orkla ASA	13,188,419	126,764,954
Singapore — 1.7%
ComfortDelGro Corp. Ltd.	20,481,815	34,587,281
Haw Par Corp. Ltd. (b)	20,875,313	205,615,197
UOL Group Ltd.	26,200	150,018
		240,352,496
South Korea — 4.3%
Fursys, Inc. (b)	872,463	23,284,177
Hyundai Mobis Co. Ltd.	461,565	94,128,672
Kia Motors Corp.	3,879,687	141,792,394
KT&G Corp.	2,026,271	173,938,363
Lotte Confectionery Co. Ltd.	104,605	12,630,730
Lotte Corp.	621,610	19,458,389
Namyang Dairy Products Co. Ltd.	22,950	9,280,996
First Eagle Funds | Annual Report | October 31, 2019

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Shares	Value ($)
South Korea — 4.3% (continued)
Namyang Dairy Products Co. Ltd. (Preference) (b)	27,183	4,018,631
NAVER Corp.	125,632	17,713,669
NongShim Co. Ltd.	203,663	42,394,952
Samsung Electronics Co. Ltd. (Preference)	1,663,696	58,563,470
		597,204,443
Sweden — 2.2%
Industrivarden AB, Class C	1,572,517	34,071,198
Investor AB, Class A	1,681,176	84,745,220
Investor AB, Class B	2,096,088	107,538,670
Svenska Handelsbanken AB, Class A	8,041,032	80,698,286
		307,053,374
Switzerland — 4.2%
Cie Financiere Richemont SA (Registered)	1,876,623	147,467,254
Nestle SA (Registered)	2,338,404	250,165,603
Pargesa Holding SA	2,413,791	190,806,973
		588,439,830
Taiwan — 1.0%
Taiwan Secom Co. Ltd.	8,545,694	24,451,962
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,137,976	110,383,701
		134,835,663
Thailand — 1.1%
Bangkok Bank PCL, NVDR	20,413,559	117,600,672
Thai Beverage PCL	52,214,985	35,056,560
		152,657,232
Turkey — 0.2%
AG Anadolu Grubu Holding A/S	7,603,583	19,796,621
United Kingdom — 9.3%
Berkeley Group Holdings plc	1,841,394	104,958,450
British American Tobacco plc	7,146,922	249,969,860
BT Group plc	22,262,999	59,082,822
Diageo plc	1,889,468	77,337,771
GlaxoSmithKline plc	6,143,809	140,723,586
Hiscox Ltd.	2,662,703	51,419,198
Linde plc	639,613	126,256,901

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Shares		Value ($)
United Kingdom — 9.3% (continued)
Lloyds Banking Group plc		260,375,845	191,534,352
TechnipFMC plc		8,787,472	173,376,823
Unilever NV		1,045,185	61,777,462
WPP plc		5,076,546	63,353,045
			1,299,790,270
United States — 2.3%
Newmont Goldcorp Corp.		3,390,003	134,684,819
Royal Gold, Inc.		499,959	57,715,267
Willis Towers Watson plc		714,991	133,631,818
			326,031,904
Total Common Stocks (Cost $7,763,916,907)			10,481,159,843
	Ounces
Commodities — 9.2%
Gold bullion* (Cost $806,520,370)		848,708	1,282,551,276
	Principal Amount ($)
Foreign Government Securities — 1.7%
Indonesia — 0.2%
Indonesia Treasury Bond 8.25%, 7/15/2021	IDR	436,483,000,000	32,248,390
Malaysia — 0.4%
Malaysia Government Bond 3.66%, 10/15/2020	MYR	25,956,000	6,243,819
3.42%, 8/15/2022	MYR	181,499,000	43,707,933
			49,951,752
Peru — 0.0% (d)
Republic of Peru 8.20%, 8/12/2026 (e)	PEN	10,829,000	4,100,568
Poland — 0.4%
Republic of Poland 2.50%, 4/25/2024	PLN	195,005,000	52,732,860

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Principal Amount ($)		Value ($)
Singapore — 0.7%
Singapore Government Bond 3.25%, 9/1/2020	SGD	53,521,000	39,856,022
2.25%, 6/1/2021	SGD	85,183,000	63,221,195
			103,077,217
Total Foreign Government Securities (Cost $239,248,281)			242,110,787
Short-Term Investments — 13.6%
Commercial Paper — 13.5%
ABB Treasury Center USA, Inc. 2.02%, 11/6/2019 (e)(f)		20,814,000	20,808,384
2.02%, 11/7/2019 (e)(f)		20,814,000	20,807,443
2.01%, 1/2/2020 (f)		16,651,000	16,599,919
American Honda Finance Corp. 2.08%, 11/12/2019 (f)		28,580,000	28,564,567
2.08%, 11/13/2019 (f)		16,443,000	16,433,381
2.06%, 11/21/2019 (f)		43,757,000	43,715,650
2.07%, 11/25/2019 (f)		11,632,000	11,618,914
2.03%, 12/4/2019 (f)		11,335,000	11,317,326
1.85%, 1/6/2020 (f)		15,523,000	15,473,453
1.91%, 1/9/2020 (f)		10,214,000	10,179,899
Apple, Inc. 1.90%, 11/6/2019 (e)(f)		8,087,000	8,084,873
1.90%, 11/7/2019 (e)(f)		17,093,000	17,087,749
2.05%, 11/14/2019 (e)(f)		22,410,000	22,396,073
1.90%, 12/2/2019 (e)(f)		16,344,000	16,321,380
1.78%, 12/6/2019 (e)(f)		18,777,000	18,747,483
BASF SE 2.03%, 12/27/2019 (f)		24,072,000	24,004,957
2.03%, 12/30/2019 (e)(f)		24,072,000	24,000,988
Boeing Co. (The) 2.23%, 11/13/2019 (e)(f)		22,578,000	22,564,833
2.21%, 11/20/2019 (e)(f)		10,882,000	10,872,206
2.17%, 12/4/2019 (e)(f)		41,760,000	41,695,121
2.15%, 12/10/2019 (e)(f)		27,274,000	27,222,998

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 13.5% (continued)
Bunge Asset Funding Corp. 1.85%, 11/1/2019 (e)(f)	20,970,000	20,968,928
CenterPoint Energy, Inc. 1.93%, 11/1/2019 (f)	10,485,000	10,484,436
Chevron Corp. 1.96%, 12/11/2019 (e)(f)	14,307,000	14,280,799
1.96%, 12/16/2019 (e)(f)	23,055,000	23,007,041
2.01%, 12/20/2019 (e)(f)	6,790,000	6,774,534
Diageo Capital plc 2.09%, 11/14/2019 (f)	27,777,000	27,754,704
EI du Pont de Nemours & Co. 2.25%, 12/6/2019 (e)(f)	2,438,000	2,433,134
2.14%, 12/12/2019 (e)(f)	4,670,000	4,659,147
2.15%, 12/17/2019 (e)(f)	4,600,000	4,588,079
Eli Lilly & Co. 1.65%, 12/2/2019 (f)	7,663,000	7,652,112
Emerson Electric Co. 1.96%, 11/26/2019 (f)	10,594,000	10,581,605
1.81%, 12/3/2019 (e)(f)	7,667,000	7,655,629
1.86%, 12/10/2019 (e)(f)	7,898,000	7,883,845
1.81%, 12/11/2019 (f)	558,000	556,975
Engie SA 2.25%, 11/5/2019 (f)	19,970,000	19,965,576
2.14%, 12/9/2019 (f)	2,413,000	2,408,530
1.96%, 1/3/2020 (f)	33,058,000	32,949,217
Erste Abwicklungsanstalt 2.07%, 11/4/2019 (e)(f)	8,398,000	8,396,567
2.07%, 11/19/2019 (e)(f)	6,895,000	6,889,330
2.08%, 1/7/2020 (e)(f)	12,159,000	12,119,933
EssilorLuxottica SA 1.85%, 11/18/2019 (f)	7,667,000	7,660,866
2.06%, 12/17/2019 (e)(f)	10,304,000	10,281,454
Export Development Canada 1.97%, 11/20/2019 (f)	7,942,000	7,934,940
Export Development Corp. 1.85%, 1/21/2020 (f)	9,169,000	9,133,412
1.85%, 1/22/2020 (f)	7,739,000	7,708,560

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 13.5% (continued)
Exxon Mobil Corp. 1.94%, 11/1/2019 (f)	9,358,000	9,357,586
1.94%, 12/2/2019 (f)	31,906,000	31,860,537
1.96%, 12/5/2019 (f)	10,644,000	10,627,360
1.97%, 12/17/2019 (f)	5,470,000	5,458,324
1.84%, 1/16/2020 (f)	36,499,000	36,366,286
Henkel US Operations Corp. 2.12%, 11/4/2019 (f)	5,538,000	5,537,051
2.11%, 11/8/2019 (f)	28,601,000	28,591,136
2.03%, 12/5/2019 (f)	13,425,000	13,403,895
2.06%, 12/9/2019 (f)	7,325,000	7,312,065
2.01%, 12/10/2019 (e)(f)	1,790,000	1,786,752
2.01%, 12/12/2019 (f)	8,314,000	8,298,093
Hitachi America Capital Ltd. 1.80%, 11/1/2019 (e)(f)	35,649,000	35,647,158
John Deere Canada ULC 1.86%, 1/13/2020 (f)	20,828,000	20,754,361
John Deere Capital Corp. 1.86%, 1/7/2020 (f)	8,651,000	8,622,894
Kreditanstalt fuer Wiederaufbau 2.09%, 11/8/2019 (e)(f)	27,975,000	27,965,116
1.99%, 11/14/2019 (e)(f)	11,632,000	11,624,808
2.08%, 11/15/2019 (e)(f)	27,560,000	27,541,741
2.01%, 12/13/2019 (e)(f)	4,825,000	4,815,064
2.00%, 12/19/2019 (f)	11,848,000	11,819,763
LVMH Moet Hennessy Louis Vuitton, Inc. 1.87%, 11/4/2019 (f)	2,913,000	2,912,482
2.11%, 11/19/2019 (f)	7,030,000	7,023,952
2.06%, 12/18/2019 (f)	3,522,000	3,514,355
MetLife Short Term Funding LLC 2.15%, 11/1/2019 (e)(f)	7,861,000	7,860,618
2.10%, 11/5/2019 (e)(f)	30,672,000	30,664,545
2.05%, 11/12/2019 (e)(f)	40,816,000	40,792,191
1.86%, 11/14/2019 (e)(f)	8,616,000	8,610,136
2.01%, 11/18/2019 (e)(f)	6,495,000	6,489,297
2.05%, 12/4/2019 (e)(f)	2,625,000	2,620,912

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 13.5% (continued)
1.97%, 12/6/2019 (e)(f)	20,528,000	20,494,047
1.80%, 12/16/2019 (e)(f)	21,440,000	21,393,975
2.03%, 12/17/2019 (f)	15,078,000	15,044,831
1.88%, 1/6/2020 (f)	2,600,000	2,591,575
1.89%, 1/13/2020 (e)(f)	312,000	310,890
Mitsubishi International Corp. 1.87%, 11/18/2019 (f)	7,335,000	7,328,171
1.94%, 1/6/2020 (f)	11,758,000	11,715,941
1.95%, 1/14/2020 (f)	18,339,000	18,265,453
1.95%, 1/15/2020 (f)	18,339,000	18,264,472
NRW Bank 2.15%, 11/4/2019 (e)(f)	9,578,000	9,576,256
2.11%, 11/7/2019 (e)(f)	16,238,000	16,232,790
2.12%, 11/15/2019 (e)(f)	19,053,000	19,039,663
2.03%, 11/18/2019 (e)(f)	21,765,000	21,746,337
1.98%, 12/5/2019 (e)(f)	21,730,000	21,693,029
1.97%, 12/6/2019 (e)(f)	33,302,000	33,243,721
Omnicom Capital, Inc. 1.90%, 11/15/2019 (f)	7,663,000	7,656,391
Pfizer, Inc. 2.16%, 11/13/2019 (e)(f)	26,111,000	26,095,961
2.16%, 11/20/2019 (e)(f)	9,043,000	9,034,962
2.04%, 12/13/2019 (e)(f)	2,935,000	2,929,545
2.03%, 1/30/2020 (f)	13,996,000	13,933,733
Philip Morris International, Inc. 1.70%, 11/6/2019 (e)(f)	12,520,000	12,516,659
Province of Quebec Canada 1.82%, 12/10/2019 (e)(f)	13,000,000	12,977,221
1.88%, 12/12/2019 (e)(f)	6,099,000	6,087,672
1.85%, 1/21/2020 (e)(f)	16,521,000	16,455,823
PSP Capital, Inc. 1.98%, 11/6/2019 (e)(f)	14,873,000	14,869,074
2.07%, 11/19/2019 (e)(f)	32,015,000	31,988,793
1.93%, 12/3/2019 (e)(f)	9,685,000	9,671,186
2.03%, 12/5/2019 (e)(f)	3,016,000	3,011,405

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 13.5% (continued)
QUALCOMM, Inc. 2.12%, 12/4/2019 (f)	2,504,000	2,500,015
Sanofi 1.97%, 12/11/2019 (f)	32,096,000	32,036,052
1.96%, 2/16/2019 (e)(f)	14,016,000	13,986,289
1.96%, 2/20/2019 (e)(f)	21,025,000	20,976,146
1.96%, 12/23/2019 (e)(f)	28,974,000	28,902,167
1.96%, 12/31/2019 (e)(f)	14,487,000	14,444,999
Schlumberger Investment SA 2.04%, 12/3/2019 (f)	7,062,000	7,051,539
2.03%, 12/9/2019 (e)(f)	16,174,000	16,145,124
Siemens Capital Co. LLC 1.95%, 12/9/2019 (e)(f)	28,033,000	27,985,594
ST Engineering North America, Inc. 2.11%, 11/20/2019 (f)	4,876,000	4,871,666
2.07%, 11/21/2019 (e)(f)	6,300,000	6,294,120
2.07%, 11/22/2019 (e)(f)	6,300,000	6,293,840
2.11%, 12/19/2019 (f)	9,751,000	9,728,596
Sysco Corp. 1.80%, 11/1/2019 (e)(f)	2,894,000	2,893,850
Total Capital Canada Ltd. 2.20%, 11/1/2019 (e)(f)	10,724,000	10,723,524
1.94%, 1/7/2020 (e)(f)	16,048,000	15,995,316
TWDC Enterprises 18 Corp. 1.85%, 11/4/2019 (f)	12,501,000	12,498,804
Unilever Capital Corp. 1.99%, 12/11/2019 (f)	16,048,000	16,017,715
2.00%, 12/18/2019 (f)	16,048,000	16,011,625
United Parcel Service, Inc. 1.97%, 11/5/2019 (e)(f)	5,018,000	5,017,162
Vodafone Group plc 2.24%, 12/3/2019 (e)(f)	23,553,000	23,509,301
Walmart, Inc. 1.91%, 11/18/2019 (e)(f)	12,939,000	12,928,649
Walt Disney Co. (The) 1.96%, 1/21/2020 (e)(f)	7,878,000	7,845,844
1.96%, 1/22/2020 (e)(f)	25,052,000	24,948,438

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 13.5% (continued)
1.96%, 1/23/2020 (f)	7,878,000	7,845,023
1.96%, 1/24/2020 (e)(f)	7,878,000	7,844,612
Total Commercial Paper (Cost $1,880,241,571)		1,880,591,014
U.S. Treasury Obligations — 0.1%
U.S. Treasury Bills 1.86%, 1/9/2020 (f)(g) (Cost $14,946,812)	15,000,000	14,956,103
	Shares
Investment Companies — 0.0% (d)
JP Morgan U.S. Government Money Market Fund, Agency Shares 1.64% (h) (Cost $28,694)	28,694	28,694
Total Short-Term Investments (Cost $1,895,217,077)		1,895,575,811
Total Investments — 99.6% (Cost $10,704,902,635)		13,901,397,717
Other Assets Less Liabilities — 0.4%		57,199,971
Net Assets — 100.0%		13,958,597,688

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Security fair valued as of October 31, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2019 amounted to $19,770,997, which represents approximately 0.14% of net assets of the Fund.

(b)  Affiliated company as defined under the Investment Company Act of 1940.

(c)  Represents a security that is subject to legal or contractual restrictions on resale.

(d)  Represents less than 0.05% of net assets.

(e)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(f)  The rate shown was the current yield as of October 31, 2019.

(g)  All or a portion of the security pledged as collateral.

(h)  Represents 7-day effective yield as of October 31, 2019.

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2019

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,831,079,412
Aggregate gross unrealized depreciation	(1,289,990,665)
Net unrealized appreciation	$2,541,088,747
Federal income tax cost	$11,359,184,297

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Legris Industries SE	04/30/04	$23,433,066	$21.84

Forward Foreign Currency Exchange Contracts outstanding as of October 31, 2019

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	69,154,716	EUR	60,896,000	JPMorgan Chase Bank	11/13/2019	$1,193,999
USD	156,879,897	JPY	16,885,454,000	JPMorgan Chase Bank	11/13/2019	437,500
USD	100,611,199	EUR	89,546,000	UBS AG	12/18/2019	424,478
USD	195,474,045	JPY	20,560,742,000	UBS AG	12/18/2019	4,510,541
USD	123,767,543	JPY	13,218,683,000	HSBC Bank plc	1/15/2020	732,642
USD	129,976,579	JPY	13,840,556,000	Goldman Sachs	2/12/2020	944,120
Total unrealized appreciation						8,243,280
USD	28,018,165	GBP	22,269,000	JPMorgan Chase Bank	11/13/2019	(836,730)
USD	41,888,495	GBP	34,385,000	UBS AG	12/18/2019	(2,720,837)
USD	79,666,287	EUR	71,722,000	HSBC Bank plc	1/15/2020	(748,489)
USD	39,523,123	GBP	31,883,000	HSBC Bank plc	1/15/2020	(1,881,223)
USD	108,998,852	EUR	98,510,000	Goldman Sachs	2/12/2020	(1,636,082)
USD	45,456,003	GBP	36,168,000	Goldman Sachs	2/12/2020	(1,544,592)
Total unrealized depreciation						(9,367,953)
Net unrealized depreciation						$(1,124,673)

Abbreviations

ADR  — American Depositary Receipt

EUR  — Euro

GBP  — British Pound

IDR  — Indonesian Rupiah

JPY  — Japanese Yen

MYR  — Malaysia Ringgit

NVDR  — Non-Voting Depositary Receipt

PEN  — Peruvian Sol

PLN  — Poland New Zloty

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2019

Preference  — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SGD  — Singapore Dollar

USD  — United States Dollar

Affiliated Securities

Security Description	Shares at October 31, 2019	Market Value October 31, 2018	Purchases at Cost	Proceeds from Sales
As One Corp.^	757,940	$84,236,921	$—	$(35,408,413)
Chofu Seisakusho Co. Ltd.	1,842,500	37,307,541	—	—
Fursys, Inc.	872,463	22,509,247	—	—
Haw Par Corp. Ltd.	20,875,313	214,106,178	—	(21,199,020)
Laurent-Perrier	558,938	57,307,183	—	—
Legris Industries SE*‡ (a)(c)	905,366	27,728,513	—	—
Maezawa Kasei Industries Co. Ltd.	837,200	8,330,873	—	—
Namyang Dairy Products Co. Ltd. (Preference)	27,183	4,413,018	—	—
Robertet SA^	—	113,537,596	—	(143,224,773)
Total		$569,477,070	$—	$(199,832,206)

Security Description	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2019	Dividend/ Interest Income	Capital Gain Distributions
As One Corp.^	$25,758,074	$(11,208,938)	$63,377,644	$1,202,012	$—
Chofu Seisakusho Co. Ltd.	—	5,344,990	42,652,531	486,589	—
Fursys, Inc.	—	774,930	23,284,177	604,761	—
Haw Par Corp. Ltd.	11,430,612	1,277,427	205,615,197	17,922,734	—
Laurent-Perrier	—	(1,826,047)	55,481,136	613,218	—
Legris Industries SE*‡ (a)(c)	—	(7,957,516)	19,770,997	—	—
Maezawa Kasei Industries Co. Ltd.	—	839,119	9,169,992	227,591	—

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2019

Affiliated Securities (continued)

Security Description	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2019	Dividend/ Interest Income	Capital Gain Distributions
Namyang Dairy Products Co. Ltd. (Preference)	$—	$(394,387)	$4,018,631	$19,748	$—
Robertet SA^	129,342,330	(99,655,153)	—	711,101	—
Total	$166,531,016	$(112,805,575)	$423,370,305	$21,787,754	$—

*  Non-income producing security.

^  Represents an unaffiliated issuer as of October 31, 2019.

‡   Value determined using significant unobservable inputs.

(a)  Security fair valued as of October 31, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2019 amounted to $19,770,997 which represents approximately 0.14% of net assets of the Fund.

(c)  Represents a security that is subject to legal or contractual restrictions on resale.

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2019

First Eagle U.S. Value Fund

Fund Overview

Data as of October 31, 2019 (unaudited)

Investment Objective

The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in domestic equity and debt securities. Management utilizes a highly disciplined, bottom-up, value-oriented approach in seeking to achieve its investment objective.

Average Annual Returns^ (%)			One Year	Five Years	Ten Years
First Eagle U.S. Value Fund	Class A	without sales charge	9.43	6.39	8.87
		with sales charge	3.94	5.31	8.31
S&P 500 Index			14.33	10.78	13.70
Consumer Price Index			1.76	1.62	1.76

Asset Allocation* (%)

Sectors* (%)

Financials	18.4
Commodities	11.1
Industrials	9.6
Information Technology	8.9
Energy	8.4
Communication Services	8.1
Materials	5.8
Consumer Staples	4.6
Health Care	4.2
Real Estate	3.3
Consumer Discretionary	1.9
Utilities	0.4
Short-Term Investments	15.3

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Sector percentages are based on total investments in the portfolio.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2019

First Eagle U.S. Value Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The S&P 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The S&P 500 Index includes dividends reinvested. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	11.2
Comcast Corp. (Media, United States)	4.0
Oracle Corp. (Software, United States)	3.9
Alleghany Corp. (Insurance, United States)	3.4
Weyerhaeuser Co. (Equity Real Estate Investment Trusts (REITs), United States)	3.3
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels, United States)	3.0
Flowserve Corp. (Machinery, United States)	2.5
Colgate-Palmolive Co. (Household Products, United States)	2.2
Deere & Co. (Machinery, United States)	2.1
Schlumberger Ltd. (Energy Equipment & Services, United States)	2.0
Total	37.6

*  Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2019

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Shares	Value ($)
Common Stocks — 72.5%
Air Freight & Logistics — 1.4%
CH Robinson Worldwide, Inc.	289,171	21,872,894
Banks — 4.9%
BB&T Corp.	577,821	30,653,404
US Bancorp	520,595	29,684,327
Wells Fargo & Co.	316,170	16,323,857
		76,661,588
Capital Markets — 2.5%
Bank of New York Mellon Corp. (The)	666,763	31,171,170
Charles Schwab Corp. (The)	190,289	7,746,665
		38,917,835
Chemicals — 2.3%
Linde plc (United Kingdom)	60,413	11,982,918
Nutrien Ltd. (Canada)	354,371	16,935,390
Scotts Miracle-Gro Co. (The)	73,571	7,385,793
		36,304,101
Consumer Finance — 1.2%
American Express Co.	152,292	17,860,806
Synchrony Financial	34,232	1,210,786
		19,071,592
Diversified Consumer Services — 0.4%
H&R Block, Inc.	235,069	5,874,374
Diversified Financial Services — 1.0%
Berkshire Hathaway, Inc., Class A*	49	15,628,011
Electronic Equipment, Instruments & Components — 0.5%
IPG Photonics Corp.*	58,918	7,911,509
Energy Equipment & Services — 4.2%
National Oilwell Varco, Inc.	806,298	18,238,460
Schlumberger Ltd.	974,723	31,863,695
TechnipFMC plc (United Kingdom)	769,482	15,181,880
		65,284,035
Equity Real Estate Investment Trusts (REITs) — 3.3%
Weyerhaeuser Co.	1,773,946	51,816,963

First Eagle Funds | Annual Report | October 31, 2019

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Shares	Value ($)
Food Products — 0.4%
Kraft Heinz Co. (The)	172,296	5,570,330
Gas Utilities — 0.4%
UGI Corp.	136,902	6,526,118
Health Care Equipment & Supplies — 1.3%
DENTSPLY SIRONA, Inc.	269,147	14,743,873
Varian Medical Systems, Inc.*	49,367	5,964,027
		20,707,900
Health Care Providers & Services — 2.8%
Anthem, Inc.	65,211	17,546,976
HCA Healthcare, Inc.	87,241	11,650,163
Universal Health Services, Inc., Class B	111,217	15,287,889
		44,485,028
Household Products — 2.2%
Colgate-Palmolive Co.	510,304	35,006,854
Industrial Conglomerates — 1.6%
3M Co.	148,883	24,564,206
Insurance — 8.0%
Alleghany Corp.*	69,406	54,017,996
Brown & Brown, Inc.	448,007	16,880,904
Travelers Cos., Inc. (The)	72,635	9,519,543
Willis Towers Watson plc	116,136	21,705,818
WR Berkley Corp.	347,123	24,263,898
		126,388,159
Interactive Media & Services — 2.5%
Alphabet, Inc., Class A*	7,298	9,186,722
Alphabet, Inc., Class C*	9,165	11,548,908
Facebook, Inc., Class A*	93,744	17,966,038
		38,701,668
Internet & Direct Marketing Retail — 0.7%
Booking Holdings, Inc.*	5,523	11,315,357
Leisure Products — 0.0% (a)
Vista Outdoor, Inc.*	113,421	759,921

First Eagle Funds | Annual Report | October 31, 2019

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Shares	Value ($)
Machinery — 5.4%
Cummins, Inc.	73,310	12,644,509
Deere & Co.	188,587	32,840,540
Flowserve Corp.	802,902	39,213,734
		84,698,783
Media — 5.6%
Comcast Corp., Class A	1,416,586	63,491,385
Omnicom Group, Inc.	322,660	24,906,125
		88,397,510
Metals & Mining — 3.5%
Agnico Eagle Mines Ltd. (Canada)	126,201	7,756,412
Barrick Gold Corp. (Canada)	920,533	15,980,453
Franco-Nevada Corp. (Canada)	56,089	5,442,392
Newcrest Mining Ltd. (Australia)	304,794	6,653,145
Newmont Goldcorp Corp.	318,423	12,650,946
Royal Gold, Inc.	60,422	6,975,116
		55,458,464
Oil, Gas & Consumable Fuels — 3.9%
ConocoPhillips	131,101	7,236,775
Exxon Mobil Corp.	694,463	46,924,865
Imperial Oil Ltd. (Canada)	297,287	7,403,397
		61,565,037
Road & Rail — 1.1%
Union Pacific Corp.	108,884	18,015,947
Semiconductors & Semiconductor Equipment — 2.1%
Analog Devices, Inc.	156,714	16,710,414
Texas Instruments, Inc.	133,715	15,777,033
		32,487,447
Software — 6.4%
Microsoft Corp.	138,342	19,834,092
Oracle Corp.	1,118,440	60,943,796
Teradata Corp.*	642,435	19,228,080
		100,005,968
Specialty Retail — 0.8%
Tiffany & Co.	102,256	12,731,894

First Eagle Funds | Annual Report | October 31, 2019

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Shares	Value ($)
Tobacco — 2.0%
Philip Morris International, Inc.	389,737	31,740,181
Trading Companies & Distributors — 0.1%
NOW, Inc.*	175,927	1,854,270
Total Common Stocks (Cost $750,339,948)		1,140,323,944
	Ounces
Commodities — 11.2%
Gold bullion* (Cost $131,663,714)	116,288	175,731,352
	Principal Amount ($)
Corporate Bonds — 1.2%
Banks — 0.8%
Wachovia Capital Trust III (ICE LIBOR USD 3 Month + 0.93%, 5.57% Floor), 5.57%, 12/6/2019 (b)(c)	12,404,000	12,471,726
Health Care Equipment & Supplies — 0.0% (a)
Bausch & Lomb, Inc. 7.13%, 8/1/2028‡	600,000	603,000
Oil, Gas & Consumable Fuels — 0.4%
CITGO Petroleum Corp. 6.25%, 8/15/2022 (d)	6,542,000	6,607,420
Total Corporate Bonds (Cost $19,384,986)		19,682,146
Short-Term Investments — 15.3%
Commercial Paper — 0.4%
Bunge Asset Funding Corp. 1.85%, 11/1/2019 (d)(e)	1,914,000	1,913,902
CenterPoint Energy, Inc. 1.93%, 11/1/2019 (e)	957,000	956,949
Hitachi America Capital Ltd. 1.80%, 11/1/2019 (d)(e)	3,255,000	3,254,832
Sysco Corp. 1.80%, 11/1/2019 (d)(e)	264,000	263,986
Total Commercial Paper (Cost $6,390,000)		6,389,669

First Eagle Funds | Annual Report | October 31, 2019

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Principal Amount ($)	Value ($)
U.S. Treasury Obligations — 14.9%
U.S. Treasury Bills 1.72%, 11/5/2019 (e)	30,000,000	29,994,941
1.98%, 11/12/2019 (e)	30,000,000	29,986,111
1.85%, 11/19/2019 (e)	40,000,000	39,969,220
1.81%, 11/26/2019 (e)	25,000,000	24,973,105
1.68%, 12/5/2019 (e)	30,000,000	29,957,028
1.65%, 12/10/2019 (e)	30,000,000	29,951,515
1.67%, 12/17/2019 (e)	20,000,000	19,961,407
1.61%, 1/9/2020 (e)	30,000,000	29,912,207
Total U.S. Treasury Obligations (Cost $234,672,010)		234,705,534
	Shares
Investment Companies — 0.0% (a)
JP Morgan U.S. Government Money Market Fund, Agency Shares, 1.64% (f) (Cost $29,874)	29,874	29,874
Total Short-Term Investments (Cost $241,091,884)		241,125,077
Total Investments — 100.2% (Cost $1,142,480,532)		1,576,862,519
Liabilities in Excess of Other Assets — (0.2%)		(3,666,595)
Net Assets — 100.0%		1,573,195,924

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Represents less than 0.05% of net assets.

(b)  Perpetual security. The rate reflected was the rate in effect on October 31, 2019. The maturity date reflects the next call date.

(c)  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2019.

(d)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(e)  The rate shown was the current yield as of October 31, 2019.

(f)  Represents 7-day effective yield as of October 31, 2019.

First Eagle Funds | Annual Report | October 31, 2019

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2019

Abbreviations

ICE  — Intercontinental Exchange

LIBOR  — London Interbank Offered Rate

USD  — United States Dollar

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$503,679,208
Aggregate gross unrealized depreciation	(69,601,132)
Net unrealized appreciation	$434,078,076
Federal income tax cost	$1,142,784,443

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Gold Fund

Fund Overview

Data as of October 31, 2019 (unaudited)

Investment Objective

The First Eagle Gold Fund is a non-diversified fund. The Fund's investment objective seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. In seeking to achieve its objective, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in gold, and/or securities directly related to gold or issuers principally engaged in the gold industry.

Average Annual Returns (%)			One Year	Five Years	Ten Years
First Eagle Gold Fund	Class A	without sales load	42.66	6.77	-1.81
		with sales load	35.51	5.67	-2.31
FTSE Gold Mines Index			51.37	11.59	-4.33
MSCI World Index			12.69	7.58	9.48
Consumer Price Index			1.76	1.62	1.76

Asset Allocation* (%)

Sectors* (%)

Materials	71.3
Commodities	22.8
Short-Term Investments	5.9

Countries*~ (%)

Canada	46.2
United States	36.6
Australia	4.5
Mexico	4.4
South Africa	2.4
Short-Term Investments	5.9

*  Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Gold Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed markets countries. The index provides total returns in U.S. dollars with dividends reinvested. The FTSE Gold Mines Index is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable, attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold. The index is unmanaged and includes dividends reinvested. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	17.6
Newmont Goldcorp Corp. (Metals & Mining, United States)	9.8
Barrick Gold Corp. (Metals & Mining, Canada)	9.8
Wheaton Precious Metals Corp. (Metals & Mining, Canada)	6.8
Silver bullion** (Precious Metal)	4.8
Novagold Resources, Inc. (Metals & Mining, Canada)	4.8
Agnico Eagle Mines Ltd. (Metals & Mining, Canada)	4.7
Newcrest Mining Ltd. (Metals & Mining, Australia)	4.2
B2Gold Corp. (Metals & Mining, Canada)	4.1
Royal Gold, Inc. (Metals & Mining, United States)	3.8
Total	70.4

*  Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Gold Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Shares	Value ($)
Common Stocks — 70.2%
Australia — 4.5%
Newcrest Mining Ltd.	2,334,178	50,951,215
OceanaGold Corp.	1,470,781	3,528,713
		54,479,928
Canada — 45.5%
Agnico Eagle Mines Ltd.	932,961	57,340,515
Alamos Gold, Inc., Class A	4,681,838	25,486,887
B2Gold Corp.*	14,178,157	49,840,458
Barrick Gold Corp.	6,871,570	119,290,455
Detour Gold Corp.*	2,579,897	42,838,317
Dundee Precious Metals, Inc.* (a)	9,362,640	32,628,136
Franco-Nevada Corp.	427,322	41,463,633
Kinross Gold Corp.*	1,675,378	8,125,583
MAG Silver Corp.*	3,280,988	32,383,907
Novagold Resources, Inc.*	8,052,359	58,621,174
Orla Mining Ltd.*	2,310,100	2,929,062
Wheaton Precious Metals Corp.	2,965,286	83,235,578
		554,183,705
Mexico — 4.3%
Fresnillo plc	3,867,939	35,735,039
Industrias Penoles SAB de CV	1,403,600	16,843,346
		52,578,385
South Africa — 2.3%
AngloGold Ashanti Ltd., ADR	1,286,240	28,400,179
United States — 13.6%
Newmont Goldcorp Corp.	3,012,285	119,678,084
Royal Gold, Inc.	403,057	46,528,900
		166,206,984
Total Common Stocks (Cost $539,534,215)		855,849,181

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Gold Fund | Consolidated Schedule of Investments | October 31, 2019

Investments	Ounces	Value ($)
Commodities — 22.4%
Gold bullion*	142,102	214,742,271
Silver bullion*	3,267,377	59,134,624
Total Commodities (Cost $175,938,257)		273,876,895
	Number of Rights
Rights — 0.2%
Canada — 0.2%
Pan American Silver Corp., CVR, expiring 2/22/2029*‡ (b) (Cost $45,973,716)	6,835,667	2,027,354
	Principal Amount ($)
Short-Term Investments — 5.8%
Commercial Paper — 5.8%
Bunge Asset Funding Corp. 1.85%, 11/1/2019 (c)(d)	21,247,000	21,245,914
CenterPoint Energy, Inc. 1.93%, 11/1/2019 (d)	10,624,000	10,623,429
Hitachi America Capital Ltd. 1.80%, 11/1/2019 (c)(d)	36,120,000	36,118,134
Sysco Corp. 1.80%, 11/1/2019 (c)(d)	2,932,000	2,931,848
Total Commercial Paper (Cost $70,923,000)		70,919,325
	Shares
Investment Companies — 0.0% (e)
JP Morgan U.S. Government Money Market Fund, Agency Shares 1.64% (f) (Cost $36,068)	36,068	36,068
Total Short-Term Investments (Cost $70,959,068)		70,955,393
Total Investments — 98.6% (Cost $832,405,256)		1,202,708,823
Other Assets Less Liabilities — 1.4%		17,107,823
Net Assets — 100.0%		1,219,816,646

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Gold Fund | Consolidated Schedule of Investments | October 31, 2019

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Affiliated company as defined under the Investment Company Act of 1940.

(b)  Security fair valued as of October 31, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2019 amounted to $2,027,354, which represents approximately 0.17% of net assets of the Fund.

(c)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(d)  The rate shown was the current yield as of October 31, 2019.

(e)  Represents less than 0.05% of net assets.

(f)  Represents 7-day effective yield as of October 31, 2019.

Abbreviations

ADR  — American Depositary Receipt

CVR  — Contingent Value Right

Affiliated Securities

Security Description	Shares at October 31, 2019	Market Value October 31, 2018	Purchases at Cost	Proceeds from Sales
Dundee Precious Metals, Inc.*	9,362,640	$13,993,271	$12,462,646	$—
Total		$13,993,271	$12,462,646	$—

Security Description	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2019	Dividend/ Interest Income	Capital Gain Distributions
Dundee Precious Metals, Inc.*	$—	$6,172,219	$32,628,136	$—	$—
Total	$—	$6,172,219	$32,628,136	$—	$—

*Non-income producing security.

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$418,646,707
Aggregate gross unrealized depreciation	(88,569,328)
Net unrealized appreciation	$330,077,379
Federal income tax cost	$872,631,444

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2019

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First Eagle Global Income Builder Fund

Fund Overview

Data as of October 31, 2019 (unaudited)

Investment Objective

The First Eagle Global Income Builder Fund seeks current income generation and long-term growth of capital. Fundamental research drives the identification of income-producing investment opportunities across all market environments.

Average Annual Returns^ (%)			One Year	Five Years	Since Inception (5/1/2012)
First Eagle Global Income Builder	Class A	without sales load	8.40	4.34	5.82
		with sales load	3.00	3.28	5.09
Composite Index			12.59	6.02	7.10
MSCI World Index			12.69	7.58	9.65
Bloomberg Barclays U.S. Aggregate Index			11.51	3.24	2.93

Asset Allocation* (%)

Sectors* (%)
Consumer Staples	15.4
Financials	13.9
Industrials	12.4
Materials	6.6
Information Technology	6.4
Commodities	6.1
Consumer Discretionary	6.1
Communication Services	5.9
Energy	5.7
U.S. Treasury Obligations	5.4
Health Care	4.5
Real Estate	3.2
Foreign Government Securities	1.1
Utilities	0.1
Short-Term Investments	7.2

Countries*~ (%)

United States	47.6
United Kingdom	8.7
Japan	6.1
France	4.8
Hong Kong	4.0
Canada	3.3
Switzerland	2.9
Netherlands	2.1
South Korea	1.8
Belgium	1.7
Germany	1.5
Sweden	1.3
Norway	1.0
Thailand	1.0
Chile	0.9
Singapore	0.8
Taiwan	0.5
Malaysia	0.4
Mexico	0.4
Denmark	0.4
Austria	0.3
Brazil	0.3
Poland	0.3
Australia	0.2
Turkey	0.2
Ireland	0.2
Indonesia	0.1
Peru	0.0	**
Spain	0.0	**
Short-Term Investments	7.2

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

**  Less than 0.05%

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Income Builder Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The composite index consists of 60% of the MSCI World Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed markets countries. The index provides total returns in U.S. dollars with net dividends reinvested. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS. One cannot invest directly in an index.

Top 10 Holdings* (%)

Gold bullion (Precious Metal)	6.1
Nestle SA (Registered) (Food Products, Switzerland)	2.2
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels, United States)	1.9
Danone SA (Food Products, France)	1.8
British American Tobacco plc (Tobacco, United Kingdom)	1.8
Groupe Bruxelles Lambert SA (Diversified Financial Services, Belgium)	1.7
Jardine Matheson Holdings Ltd. (Industrial Conglomerates, Hong Kong)	1.5
Weyerhaeuser Co. (Equity Real Estate Investment Trusts (REITs), United States)	1.4
KDDI Corp. (Wireless Telecommunication Services, Japan)	1.3
Philip Morris International, Inc. (Tobacco, United States)	1.3
Total	21.0

*Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2019

Investments	Shares	Value ($)
Common Stocks — 57.3%
Austria — 0.3%
Mayr Melnhof Karton AG	34,826	4,280,326
Belgium — 1.7%
Groupe Bruxelles Lambert SA	247,375	24,850,286
Brazil — 0.3%
Cielo SA	2,260,784	4,261,695
Canada — 3.0%
Agnico Eagle Mines Ltd.	111,619	6,860,191
Franco-Nevada Corp.	58,524	5,678,663
Nutrien Ltd.	251,917	12,039,114
Power Corp. of Canada	576,558	13,342,562
Wheaton Precious Metals Corp.	255,902	7,183,169
		45,103,699
Chile — 0.9%
Cia Cervecerias Unidas SA, ADR	616,901	12,245,485
Quinenco SA	200,388	438,632
		12,684,117
Denmark — 0.4%
ISS A/S	202,239	5,294,865
France — 4.8%
Cie de Saint-Gobain	126,011	5,132,171
Danone SA	317,879	26,333,511
Legrand SA	57,558	4,496,665
LVMH Moet Hennessy Louis Vuitton SE	1,743	744,359
Rexel SA	479,094	5,939,577
Sanofi	162,546	14,984,653
Sodexo SA	102,340	11,254,184
Wendel SA	15,480	2,195,022
		71,080,142
Germany — 1.0%
FUCHS PETROLUB SE (Preference)	113,186	4,822,199
HeidelbergCement AG	71,338	5,288,864

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2019

Investments	Shares	Value ($)
Germany — 1.0% (continued)
Henkel AG & Co. KGaA (Preference)	4,895	508,457
Telefonica Deutschland Holding AG	1,475,481	4,681,743
		15,301,263
Hong Kong — 3.9%
CK Asset Holdings Ltd.	1,720,500	11,970,739
Great Eagle Holdings Ltd.	1,749,774	5,912,571
Guoco Group Ltd.	67,700	1,121,113
Hongkong Land Holdings Ltd.	814,300	4,473,272
Hysan Development Co. Ltd.	1,193,083	4,702,234
Jardine Matheson Holdings Ltd.	397,200	22,644,775
Mandarin Oriental International Ltd.	4,571,800	7,531,245
		58,355,949
Ireland — 0.2%
CRH plc	64,820	2,362,900
Japan — 6.1%
FANUC Corp.	94,200	18,580,884
Hoya Corp.	43,100	3,809,059
KDDI Corp.	705,600	19,524,760
Komatsu Ltd.	200,900	4,704,056
Mitsubishi Electric Corp.	461,100	6,587,944
MS&AD Insurance Group Holdings, Inc.	24,300	784,677
NTT DOCOMO, Inc.	546,900	14,993,329
Secom Co. Ltd.	148,400	13,751,254
Sompo Holdings, Inc.	188,800	7,420,988
		90,156,951
Malaysia — 0.2%
British American Tobacco Malaysia Bhd.	595,600	2,681,368
Mexico — 0.4%
Fresnillo plc	646,614	5,973,925
Netherlands — 0.4%
HAL Trust	37,419	5,680,785
Norway — 1.0%
Orkla ASA	1,545,764	14,857,634

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2019

Investments	Shares	Value ($)
Singapore — 0.3%
ComfortDelGro Corp. Ltd.	2,628,900	4,439,377
Overseas Education Ltd.	1,500,700	314,381
UOL Group Ltd.	2,900	16,605
		4,770,363
South Korea — 1.8%
Kia Motors Corp.	174,973	6,394,805
KT&G Corp.	203,056	17,430,654
Samsung Electronics Co. Ltd. (Preference)	90,520	3,186,378
		27,011,837
Spain — 0.0% (a)
Zardoya Otis SA	33,802	256,289
Sweden — 1.3%
Industrivarden AB, Class C	157,368	3,409,640
Investor AB, Class A	201,555	10,160,044
Svenska Handelsbanken AB, Class A	500,861	5,026,547
		18,596,231
Switzerland — 2.9%
Cie Financiere Richemont SA (Registered)	135,025	10,610,424
Nestle SA (Registered)	301,612	32,266,857
		42,877,281
Taiwan — 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	147,810	7,631,430
Thailand — 1.0%
Bangkok Bank PCL, NVDR	1,585,400	9,133,346
Thai Beverage PCL	7,735,100	5,193,260
		14,326,606
Turkey — 0.2%
Coca-Cola Icecek A/S	435,046	2,376,814
United Kingdom — 7.6%
Berkeley Group Holdings plc	202,722	11,555,043
British American Tobacco plc	747,743	26,152,967
BT Group plc	1,226,496	3,254,945
Diageo plc	122,494	5,013,799
Domino's Pizza Group plc	2,184,990	8,096,812

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2019

Investments	Shares	Value ($)
United Kingdom — 7.6% (continued)
GlaxoSmithKline plc	689,266	15,787,597
Hiscox Ltd.	303,226	5,855,568
Linde plc	55,074	10,897,794
Lloyds Banking Group plc	18,475,757	13,590,900
Unilever NV	138,432	8,182,262
WPP plc	351,532	4,386,964
		112,774,651
United States — 17.1%
3M Co.	69,080	11,397,509
American Express Co.	26,071	3,057,607
Analog Devices, Inc.	27,849	2,969,539
Anthem, Inc.	24,456	6,580,621
Bank of New York Mellon Corp. (The)	203,192	9,499,226
BB&T Corp.	247,144	13,110,989
CH Robinson Worldwide, Inc.	107,358	8,120,559
Colgate-Palmolive Co.	255,488	17,526,477
ConocoPhillips	39,170	2,162,184
Cummins, Inc.	21,386	3,688,657
Deere & Co.	42,265	7,360,027
Exxon Mobil Corp.	412,100	27,845,597
H&R Block, Inc.	106,824	2,669,532
Kraft Heinz Co. (The)	105,056	3,396,461
Microsoft Corp.	41,595	5,963,475
National Oilwell Varco, Inc.	69,945	1,582,156
Omnicom Group, Inc.	132,256	10,208,841
Oracle Corp.	195,504	10,653,013
Philip Morris International, Inc.	236,589	19,267,808
Royal Gold, Inc.	38,328	4,424,584
Schlumberger Ltd.	415,029	13,567,298
Synchrony Financial	10,539	372,764
Texas Instruments, Inc.	74,385	8,776,686
Tiffany & Co.	53,002	6,599,279
Travelers Cos., Inc. (The)	39,095	5,123,791
UGI Corp.	35,088	1,672,645

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2019

Investments	Shares	Value ($)
United States — 17.1% (continued)
Union Pacific Corp.	47,514	7,861,666
US Bancorp	97,344	5,550,555
Wells Fargo & Co.	211,831	10,936,835
Weyerhaeuser Co., REIT	696,849	20,354,959
		252,301,340
Total Common Stocks (Cost $759,023,964)		845,848,747
	Principal Amount ($)
Corporate Bonds — 20.6%
Australia — 0.2%
Nufarm Australia Ltd. 5.75%, 4/30/2026 (b)	2,633,000	2,646,165
Canada — 0.2%
Alimentation Couche-Tard, Inc. 2.35%, 12/13/2019 (b)	2,901,000	2,901,886
Germany — 0.5%
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/2021 (b)	2,494,000	2,598,980
IHO Verwaltungs GmbH 4.75%, 9/15/2026 (b)(c)	3,879,000	3,840,210
6.00%, 5/15/2027 (b)(c)	1,336,632	1,370,048
		7,809,238
Netherlands — 1.7%
NXP BV 4.13%, 6/1/2021 (b)	2,953,000	3,034,924
4.63%, 6/1/2023 (b)	4,847,000	5,168,595
Shell International Finance BV 4.38%, 3/25/2020	7,564,000	7,635,124
2.13%, 5/11/2020	4,211,000	4,218,165
2.25%, 11/10/2020	4,824,000	4,840,895
		24,897,703
United Kingdom — 0.4%
Ashtead Capital, Inc. 5.25%, 8/1/2026 (b)	378,000	403,042
Jaguar Land Rover Automotive plc 4.25%, 11/15/2019 (b)	2,433,000	2,433,000

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2019

Investments	Principal Amount ($)	Value ($)
United Kingdom — 0.4% (continued)
Lloyds Banking Group plc 3.00%, 1/11/2022	1,250,000	1,270,594
(ICE LIBOR USD 3 Month + 0.81%), 2.91%, 11/7/2023 (d)	2,090,000	2,119,432
		6,226,068
United States — 17.6%
ACCO Brands Corp. 5.25%, 12/15/2024 (b)	7,092,000	7,357,950
Aircastle Ltd. 7.63%, 4/15/2020	2,525,000	2,584,590
5.50%, 2/15/2022	4,919,000	5,225,049
Altria Group, Inc. 2.63%, 1/14/2020	2,443,000	2,443,739
American Axle & Manufacturing, Inc. 6.63%, 10/15/2022	3,493,000	3,510,465
American Express Credit Corp. 2.25%, 5/5/2021	9,653,000	9,704,565
AMN Healthcare, Inc. 4.63%, 10/1/2027 (b)	1,109,000	1,129,661
Andeavor Logistics LP 3.50%, 12/1/2022	111,000	113,278
Apple, Inc. 1.80%, 5/11/2020	8,681,000	8,681,241
Aramark Services, Inc. 5.13%, 1/15/2024	5,970,000	6,156,562
5.00%, 4/1/2025 (b)	1,541,000	1,604,566
4.75%, 6/1/2026	1,076,000	1,104,245
5.00%, 2/1/2028 (b)	194,000	202,973
B&G Foods, Inc. 5.25%, 9/15/2027	923,000	920,692
Berry Global, Inc. 5.50%, 5/15/2022	1,145,000	1,160,744
Block Financial LLC 4.13%, 10/1/2020	2,474,000	2,515,100
BWX Technologies, Inc. 5.38%, 7/15/2026 (b)	704,000	745,571
CA, Inc. 5.38%, 12/1/2019	3,558,000	3,566,367

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2019

Investments	Principal Amount ($)	Value ($)
United States — 17.6% (continued)
CCO Holdings LLC 5.25%, 9/30/2022	1,459,000	1,479,061
Centene Corp. 4.75%, 5/15/2022	2,036,000	2,079,265
4.75%, 1/15/2025	2,941,000	3,042,494
CenturyLink, Inc. Series S, 6.45%, 6/15/2021	1,331,000	1,400,877
Charles River Laboratories International, Inc. 5.50%, 4/1/2026 (b)	350,000	372,750
Charter Communications Operating LLC 3.58%, 7/23/2020	11,900,000	11,998,893
4.46%, 7/23/2022	2,306,000	2,427,468
4.91%, 7/23/2025	2,072,000	2,285,782
CITGO Petroleum Corp. 6.25%, 8/15/2022 (b)	13,847,000	13,985,470
CNH Industrial Capital LLC 4.38%, 11/6/2020	687,000	700,905
3.88%, 10/15/2021	3,225,000	3,313,687
CommScope, Inc. 5.50%, 3/1/2024 (b)	563,000	570,600
Constellation Brands, Inc. 2.00%, 11/7/2019	801,000	800,981
Crown Americas LLC 4.50%, 1/15/2023	3,626,000	3,789,170
CVS Health Corp. (ICE LIBOR USD 3 Month + 0.72%), 2.82%, 3/9/2021 (d)	963,000	968,316
DCP Midstream Operating LP 5.35%, 3/15/2020 (b)	12,790,000	12,885,925
4.75%, 9/30/2021 (b)	4,084,000	4,165,680
6.45%, 11/3/2036 (b)	1,545,000	1,587,487
Dell International LLC 4.42%, 6/15/2021 (b)	4,220,000	4,359,306
6.02%, 6/15/2026 (b)	3,103,000	3,541,237
Diamond Offshore Drilling, Inc. 7.88%, 8/15/2025	1,619,000	1,291,152

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2019

Investments	Principal Amount ($)	Value ($)
United States — 17.6% (continued)
Dollar Tree, Inc. (ICE LIBOR USD 3 Month + 0.70%), 2.70%, 4/17/2020 (d)	95,000	95,014
3.70%, 5/15/2023	1,344,000	1,404,007
DuPont de Nemours, Inc. 3.77%, 11/15/2020	9,372,000	9,542,611
EMC Corp. 2.65%, 6/1/2020	3,528,000	3,528,000
Energizer Holdings, Inc. 6.38%, 7/15/2026 (b)	1,834,000	1,955,594
EW Scripps Co. (The) 5.13%, 5/15/2025 (b)	3,870,000	3,923,213
Foot Locker, Inc. 8.50%, 1/15/2022	2,494,000	2,743,400
GameStop Corp. 6.75%, 3/15/2021 (b)	1,363,000	1,366,408
General Electric Co. 2.20%, 1/9/2020	8,652,000	8,649,965
Harland Clarke Holdings Corp. 6.88%, 3/1/2020 (b)	1,683,000	1,649,340
HCA, Inc. 4.50%, 2/15/2027	9,547,000	10,309,114
John Deere Capital Corp. 2.35%, 1/8/2021	2,561,000	2,577,862
KFC Holding Co. 5.00%, 6/1/2024 (b)	600,000	622,500
Lamb Weston Holdings, Inc. 4.63%, 11/1/2024 (b)	4,015,000	4,220,769
4.88%, 11/1/2026 (b)	803,000	844,154
Meredith Corp. 6.88%, 2/1/2026	1,716,000	1,768,733
MGM Resorts International 5.25%, 3/31/2020	2,308,000	2,328,195
Nielsen Finance LLC 4.50%, 10/1/2020	164,000	164,308
Philip Morris International, Inc. 2.00%, 2/21/2020	408,000	408,084
Pilgrim's Pride Corp. 5.75%, 3/15/2025 (b)	3,300,000	3,423,750
5.88%, 9/30/2027 (b)	3,343,000	3,582,091

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2019

Investments	Principal Amount ($)	Value ($)
United States — 17.6% (continued)
Pitney Bowes, Inc. 4.12%, 9/15/2020 (e)	2,171,000	2,192,710
Plantronics, Inc. 5.50%, 5/31/2023 (b)	3,656,000	3,719,980
Post Holdings, Inc. 5.50%, 3/1/2025 (b)	1,076,000	1,127,218
Spectrum Brands, Inc. 5.75%, 7/15/2025	1,520,000	1,584,600
Sprint Communications, Inc. 6.00%, 11/15/2022	1,800,000	1,903,500
Symantec Corp. 4.20%, 9/15/2020	5,214,000	5,280,648
3.95%, 6/15/2022	1,020,000	1,048,386
Taylor Morrison Communities, Inc. 5.88%, 4/15/2023 (b)	3,107,000	3,355,560
5.75%, 1/15/2028 (b)	772,000	854,025
TEGNA, Inc. 5.13%, 7/15/2020	2,388,000	2,393,970
Teleflex, Inc. 5.25%, 6/15/2024	1,428,000	1,466,378
4.63%, 11/15/2027	824,000	863,140
UnitedHealth Group, Inc. 1.95%, 10/15/2020	2,092,000	2,094,907
Valvoline, Inc. 4.38%, 8/15/2025	979,000	996,133
Vulcan Materials Co. (ICE LIBOR USD 3 Month + 0.65%), 2.78%, 3/1/2021 (d)	3,834,000	3,843,002
4.50%, 4/1/2025	3,786,000	4,072,498
Wachovia Capital Trust III (ICE LIBOR USD 3 Month + 0.93%, 5.57% Floor), 5.57%, 12/6/2019 (d)(f)	6,773,000	6,809,981
WESCO Distribution, Inc. 5.38%, 12/15/2021	4,695,000	4,718,663
5.38%, 6/15/2024	2,693,000	2,780,522
Western Digital Corp. 4.75%, 2/15/2026	4,523,000	4,607,806

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2019

Investments	Principal Amount ($)		Value ($)
United States — 17.6% (continued)
Xerox Corp. 5.63%, 12/15/2019		3,524,000	3,536,334
			260,130,937
Total Corporate Bonds (Cost $297,994,740)			304,611,997
	Ounces
Commodities — 6.1%
Gold bullion* (Cost $74,192,280)		59,489	89,897,969
	Principal Amount ($)
U.S. Treasury Obligations — 5.4%
U.S. Treasury Notes 1.38%, 12/15/2019		7,500,000	7,496,001
1.63%, 6/30/2020		11,550,000	11,550,902
2.63%, 7/31/2020		18,950,000	19,090,645
1.13%, 6/30/2021		19,405,000	19,260,220
2.13%, 6/30/2021		7,135,000	7,199,104
2.13%, 6/30/2022		15,238,000	15,480,856
			80,077,728
Total U.S. Treasury Obligations (Cost $79,465,487)			80,077,728
Foreign Government Securities — 1.1%
Indonesia — 0.1%
Indonesia Treasury Bond 8.25%, 7/15/2021	IDR	24,166,000,000	1,785,441
Malaysia — 0.2%
Malaysia Government Bond 3.42%, 8/15/2022	MYR	14,972,000	3,605,503
Peru — 0.0% (a)
Republic of Peru 8.20%, 8/12/2026 (b)	PEN	771,000	291,951
Poland — 0.3%
Republic of Poland 2.50%, 4/25/2024	PLN	13,939,000	3,769,356

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2019

Investments	Principal Amount ($)		Value ($)
Singapore — 0.5%
Singapore Government Bond 3.25%, 9/1/2020	SGD	1,568,000	1,167,658
2.25%, 6/1/2021	SGD	8,422,000	6,250,648
			7,418,306
Total Foreign Government Securities (Cost $16,671,735)			16,870,557
Loan Assignments — 1.0%
United States — 1.0%
BI-LO Holding Finance LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 8.00%), 10.13%, 5/15/2024‡ (d)		9,787,415	9,138,999
Osum Production Corp., Term Loan (ICE LIBOR USD 3 Month + 9.50%), 11.60%, 7/31/2022‡ (d)		5,570,126	4,790,308
			13,929,307
Total Loan Assignments (Cost $15,008,679)			13,929,307
	Shares
Closed End Funds — 0.6%
United Kingdom — 0.6%
Caledonia Investments plc (Cost $8,309,362)		233,913	9,049,561
Preferred Stocks — 0.3%
United States — 0.3%
Bank of New York Mellon Corp. (The) 5.20%, 12/20/19 (f)		24,825	634,775
General American Investors Co., Inc., Series B 5.95%, 12/05/19 (f)		4,712	127,150
MetLife, Inc., Series A(ICE LIBOR USD 3 Month + 1.00%, 4.00% Floor), 4.00%, 12/05/19 (d)(f)		67,936	1,665,791
US Bancorp, Series B(ICE LIBOR USD 3 Month + 0.60%), 3.50%, 12/05/19 (d)(f)		89,375	1,943,906
Total Preferred Stocks (Cost $4,188,261)			4,371,622

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2019

Investments	Principal Amount ($)	Value ($)
Short-Term Investments — 7.1%
Commercial Paper — 5.1%
Bunge Asset Funding Corp. 1.85%, 11/1/2019 (b)(g)	22,504,000	22,502,850
CenterPoint Energy, Inc. 1.93%, 11/1/2019 (g)	11,252,000	11,251,395
Hitachi America Capital Ltd. 1.80%, 11/1/2019 (b)(g)	38,257,000	38,255,023
Sysco Corp. 1.80%, 11/1/2019 (b)(g)	3,106,000	3,105,840
Total Commercial Paper (Cost $75,119,000)		75,115,108
U.S. Treasury Obligations — 2.0%
U.S. Treasury Bills 1.72%, 11/5/2019 (g)	15,000,000	14,997,471
1.61%, 1/9/2020 (g)	15,000,000	14,956,103
Total U.S. Treasury Obligations (Cost $29,950,990)		29,953,574
	Shares
Investment Companies — 0.0% (a)
JP Morgan U.S. Government Money Market Fund, Agency Shares 1.64% (h) (Cost $7,382)	7,382	7,382
Total Short-Term Investments (Cost $105,077,372)		105,076,064
Total Investments — 99.5% (Cost $1,359,931,880)		1,469,733,552
Other Assets Less Liabilities — 0.5%		6,989,849
Net Assets — 100.0%		1,476,723,401

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Represents less than 0.05% of net assets.

(b)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(c)  Payment in-kind security.

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2019

(d)  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2019.

(e)  Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2019.

(f)  Perpetual security. The rate reflected was the rate in effect on October 31, 2019. The maturity date reflects the next call date.

(g)  The rate shown was the current yield as of October 31, 2019.

(h)  Represents 7-day effective yield as of October 31, 2019.

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$147,058,641
Aggregate gross unrealized depreciation	(48,417,272)
Net unrealized appreciation	$98,641,369
Federal income tax cost	$1,370,652,813

Forward Foreign Currency Exchange Contracts outstanding as of October 31, 2019

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	9,310,948	EUR	8,199,000	JPMorgan Chase Bank	11/13/2019	$160,760
USD	3,229,539	JPY	347,605,000	JPMorgan Chase Bank	11/13/2019	9,006
USD	7,731,285	EUR	6,881,000	UBS AG	12/18/2019	32,618
USD	5,986,053	JPY	629,637,000	UBS AG	12/18/2019	138,128
USD	5,513,616	JPY	588,868,000	HSBC Bank plc	1/15/2020	32,638
USD	3,465,164	JPY	368,988,000	Goldman Sachs	2/12/2020	25,170
Total unrealized appreciation						398,320
EUR	871,000	USD	988,933	JPMorgan Chase Bank	11/13/2019	(16,887)
USD	3,256,141	GBP	2,588,000	JPMorgan Chase Bank	11/13/2019	(97,241)
USD	5,083,632	GBP	4,173,000	UBS AG	12/18/2019	(330,204)
USD	8,777,265	EUR	7,902,000	HSBC Bank plc	1/15/2020	(82,465)
USD	3,511,872	GBP	2,833,000	HSBC Bank plc	1/15/2020	(167,158)
USD	1,612,134	EUR	1,457,000	Goldman Sachs	2/12/2020	(24,198)
USD	3,020,073	GBP	2,416,000	Goldman Sachs	2/12/2020	(119,537)
Total unrealized depreciation						(837,690)
Net unrealized depreciation						$(439,370)

Abbreviations

ADR  — American Depositary Receipt

EUR  — Euro

GBP  — British Pound

ICE  — Intercontinental Exchange
First Eagle Funds | Annual Report | October 31, 2019

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2019

IDR  — Indonesian Rupiah

JPY  — Japanese Yen

LIBOR  — London Interbank Offered Rate

MYR  — Malaysia Ringgit

NVDR  — Non-Voting Depositary Receipt

PEN  — Peruvian Sol

PLN  — Poland New Zloty

Preference  — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT  — Real Estate Investment Trust

SGD  — Singapore Dollar

USD  — United States Dollar

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2019

First Eagle High Yield Fund

Fund Overview

Data as of October 31, 2019 (unaudited)

Investment Objective

The First Eagle High Yield Fund seeks to provide investors with a high level of current income. To pursue this objective, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield, below investment-grade securities and instruments.

Average Annual Returns^ (%)		One Year	Five Years	Ten Years
First Eagle High Yield Fund	Class I	3.84	3.37	6.39
Bloomberg Barclays U.S. Corporate High Yield Index		8.38	5.18	7.78

Asset Allocation* (%)

Sectors* (%)
Energy	15.9
Consumer Discretionary	15.5
Consumer Staples	13.2
Industrials	12.3
Information Technology	11.2
Materials	9.7
Health Care	5.4
Communication Services	5.0
Financials	3.1
Real Estate	2.9
Short-Term Investments	5.8

Countries*~ (%)

United States	79.5
Canada	4.8
United Kingdom	3.8
Germany	2.4
Netherlands	1.6
South Korea	0.8
Australia	0.8
Singapore	0.5
Short-Term Investments	5.8

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2019

First Eagle High Yield Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

Class I Shares require $1 million minimum investment and are offered without a sales charge. If a sales charge was included values would be lower.

The Bloomberg Barclays U.S. Corporate High Yield Index is composed of fixed-rate, publicly issued, non-investment grade debt and is unmanaged, with dividends reinvested. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. One cannot invest directly in an index.

Top 10 Holdings* (%)

Southeastern Grocers, Inc. (Food & Staples Retailing, United States)	3.3
CITGO Petroleum Corp. (Oil, Gas & Consumable Fuels, United States)	2.5
AMN Healthcare, Inc. (Professional Services, United States)	2.4
Open Text Corp. (Software, Canada)	2.2
Osum Production Corp., Term Loan (Oil, Gas & Consumable Fuels, United States)	2.2
DCP Midstream Operating LP (Oil, Gas & Consumable Fuels, United States)	1.9
Dell International LLC (Technology Hardware, Storage & Peripherals, United States)	1.9
Shea Homes LP (Household Durables, United States)	1.8
Aircastle Ltd. (Trading Companies & Distributors, United States)	1.7
WESCO Distribution, Inc. (Trading Companies & Distributors, United States)	1.7
Total	21.6

*Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2019

First Eagle High Yield Fund | Schedule of Investments | October 31, 2019

Investments	Principal Amount ($)	Value ($)
Corporate Bonds — 84.8%
Australia — 0.6%
Nufarm Australia Ltd. 5.75%, 4/30/2026 (a)	1,721,000	1,729,605
Canada — 4.8%
Clearwater Seafoods, Inc. 6.88%, 5/1/2025 (a)	1,876,000	1,927,590
Kinross Gold Corp. 4.50%, 7/15/2027	1,868,000	1,979,706
Open Text Corp. 5.63%, 1/15/2023 (a)	5,902,000	6,012,662
5.88%, 6/1/2026 (a)	94,000	100,228
Precision Drilling Corp. 7.75%, 12/15/2023	2,068,000	1,954,260
Ritchie Bros Auctioneers, Inc. 5.38%, 1/15/2025 (a)	942,000	982,035
		12,956,481
Germany — 2.4%
IHO Verwaltungs GmbH 4.75%, 9/15/2026 (a)(b)	3,730,000	3,692,700
6.00%, 5/15/2027 (a)(b)	1,280,244	1,312,250
Mercer International, Inc. 7.38%, 1/15/2025	1,459,000	1,513,713
		6,518,663
Netherlands — 1.6%
NXP BV 4.63%, 6/1/2023 (a)	4,013,000	4,279,260
Singapore — 0.5%
Avation Capital SA 6.50%, 5/15/2021 (a)	1,216,000	1,267,680
South Korea — 0.8%
MagnaChip Semiconductor Corp. 6.63%, 7/15/2021 (c)	2,202,000	2,189,482
United Kingdom — 3.8%
CNH Industrial NV 4.50%, 8/15/2023	1,880,000	1,998,421
EnQuest plc 7.00%, 4/15/2022 (b)(d)	4,898,957	3,931,413

First Eagle Funds | Annual Report | October 31, 2019

First Eagle High Yield Fund | Schedule of Investments | October 31, 2019

Investments	Principal Amount ($)	Value ($)
United Kingdom — 3.8% (continued)
Jaguar Land Rover Automotive plc 4.25%, 11/15/2019 (a)	4,341,000	4,341,000
		10,270,834
United States — 70.3%
ACCO Brands Corp. 5.25%, 12/15/2024 (a)	4,069,000	4,221,587
Aircastle Ltd. 7.63%, 4/15/2020	4,515,000	4,621,553
Ally Financial, Inc. 3.75%, 11/18/2019	4,249,000	4,251,549
American Axle & Manufacturing, Inc. 6.63%, 10/15/2022	2,682,000	2,695,410
AMN Healthcare, Inc. 5.13%, 10/1/2024 (a)	6,161,000	6,398,691
Antero Resources Corp. 5.63%, 6/1/2023	6,341,000	4,446,626
Aramark Services, Inc. 5.13%, 1/15/2024	3,103,000	3,199,969
5.00%, 4/1/2025 (a)	623,000	648,699
4.75%, 6/1/2026	1,556,000	1,596,845
5.00%, 2/1/2028 (a)	57,000	59,636
B&G Foods, Inc. 5.25%, 4/1/2025	3,669,000	3,746,966
5.25%, 9/15/2027	175,000	174,563
Berry Global, Inc. 5.50%, 5/15/2022	1,442,000	1,461,827
BWX Technologies, Inc. 5.38%, 7/15/2026 (a)	168,000	177,920
California Resources Corp. 8.00%, 12/15/2022 (a)	4,244,000	1,230,760
Calumet Specialty Products Partners LP 11.00%, 4/15/2025 (a)	2,525,000	2,543,937
CCO Holdings LLC 5.25%, 9/30/2022	427,000	432,871
Centene Corp. 4.75%, 5/15/2022	3,871,000	3,953,259
CenturyLink, Inc. Series S, 6.45%, 6/15/2021	1,984,000	2,088,160

First Eagle Funds | Annual Report | October 31, 2019

First Eagle High Yield Fund | Schedule of Investments | October 31, 2019

Investments	Principal Amount ($)	Value ($)
United States — 70.3% (continued)
Charles River Laboratories International, Inc. 5.50%, 4/1/2026 (a)	306,000	325,890
4.25%, 5/1/2028 (a)	632,000	643,913
Charter Communications Operating LLC 4.91%, 7/23/2025	465,000	512,977
Chemours Co. (The) 6.63%, 5/15/2023	2,202,000	2,190,285
CITGO Petroleum Corp. 6.25%, 8/15/2022 (a)	6,799,000	6,866,990
CNH Industrial Capital LLC 3.88%, 10/15/2021	1,559,000	1,601,873
CommScope, Inc. 5.50%, 3/1/2024 (a)	118,000	119,593
Cornerstone Chemical Co. 6.75%, 8/15/2024 (a)	1,400,000	1,288,000
Crown Americas LLC 4.50%, 1/15/2023	3,692,000	3,858,140
4.75%, 2/1/2026	1,844,000	1,936,200
DCP Midstream Operating LP 5.35%, 3/15/2020 (a)	1,282,000	1,291,615
4.75%, 9/30/2021 (a)	5,186,000	5,289,720
Dell International LLC 7.13%, 6/15/2024 (a)	4,740,000	5,025,585
Diamond Offshore Drilling, Inc. 7.88%, 8/15/2025	982,000	783,145
EMC Corp. 2.65%, 6/1/2020	3,800,000	3,800,000
Energizer Holdings, Inc. 6.38%, 7/15/2026 (a)	2,116,000	2,256,291
EW Scripps Co. (The) 5.13%, 5/15/2025 (a)	1,578,000	1,599,698
FirstCash, Inc. 5.38%, 6/1/2024 (a)	1,596,000	1,651,860
GameStop Corp. 6.75%, 3/15/2021 (a)	2,777,000	2,783,943
Genesis Energy LP 6.00%, 5/15/2023	3,702,000	3,590,940
6.50%, 10/1/2025	1,421,000	1,349,950

First Eagle Funds | Annual Report | October 31, 2019

First Eagle High Yield Fund | Schedule of Investments | October 31, 2019

Investments	Principal Amount ($)	Value ($)
United States — 70.3% (continued)
GLP Capital LP REIT, 5.25%, 6/1/2025	3,627,000	3,977,078
Harland Clarke Holdings Corp. 6.88%, 3/1/2020 (a)	2,231,000	2,186,380
HCA Healthcare, Inc. 6.25%, 2/15/2021	2,340,000	2,451,150
HCA, Inc. 4.50%, 2/15/2027	1,761,000	1,901,576
Hill-Rom Holdings, Inc. 5.00%, 2/15/2025 (a)	2,720,000	2,818,600
4.38%, 9/15/2027 (a)	306,000	315,180
IQVIA, Inc. 5.00%, 10/15/2026 (a)	800,000	844,000
JBS USA LUX SA 6.75%, 2/15/2028 (a)	1,993,000	2,192,320
KB Home 8.00%, 3/15/2020	3,058,000	3,120,077
KFC Holding Co. 5.00%, 6/1/2024 (a)	3,845,000	3,989,188
5.25%, 6/1/2026 (a)	600,000	634,500
Koppers, Inc. 6.00%, 2/15/2025 (a)	1,389,000	1,384,777
Lamb Weston Holdings, Inc. 4.63%, 11/1/2024 (a)	1,939,000	2,038,374
4.88%, 11/1/2026 (a)	388,000	407,885
Lennar Corp. 6.63%, 5/1/2020	4,105,000	4,181,969
Men's Wearhouse, Inc. (The) 7.00%, 7/1/2022	1,623,000	1,582,425
Meredith Corp. 6.88%, 2/1/2026	3,382,000	3,485,929
MGIC Investment Corp. 5.75%, 8/15/2023	470,000	516,413
NGL Energy Partners LP 7.50%, 11/1/2023	2,936,000	2,925,049
Nielsen Finance LLC 4.50%, 10/1/2020	129,000	129,242
Performance Food Group, Inc. 5.50%, 10/15/2027 (a)	611,000	646,133

First Eagle Funds | Annual Report | October 31, 2019

First Eagle High Yield Fund | Schedule of Investments | October 31, 2019

Investments	Principal Amount ($)	Value ($)
United States — 70.3% (continued)
Pilgrim's Pride Corp. 5.75%, 3/15/2025 (a)	1,021,000	1,059,287
5.88%, 9/30/2027 (a)	638,000	683,630
Pitney Bowes, Inc. 4.12%, 9/15/2020 (c)	415,000	419,150
Plantronics, Inc. 5.50%, 5/31/2023 (a)	1,696,000	1,725,680
Post Holdings, Inc. 5.50%, 3/1/2025 (a)	430,000	450,468
Radian Group, Inc. 4.50%, 10/1/2024	645,000	674,831
SBA Communications Corp. 4.88%, 9/1/2024	3,643,000	3,784,166
Sealed Air Corp. 4.88%, 12/1/2022 (a)	4,173,000	4,418,164
Shea Homes LP 5.88%, 4/1/2023 (a)	4,705,000	4,810,863
Spectrum Brands, Inc. 5.75%, 7/15/2025	2,968,000	3,094,140
5.00%, 10/1/2029 (a)	611,000	624,748
Sprint Communications, Inc. 7.00%, 8/15/2020	2,000,000	2,060,340
6.00%, 11/15/2022	1,026,000	1,084,995
Symantec Corp. 4.20%, 9/15/2020	3,442,000	3,485,997
3.95%, 6/15/2022	459,000	471,774
Taylor Morrison Communities, Inc. 5.88%, 4/15/2023 (a)	3,228,000	3,486,240
5.75%, 1/15/2028 (a)	918,000	1,015,538
TEGNA, Inc. 5.13%, 7/15/2020	1,808,000	1,812,520
Teleflex, Inc. 5.25%, 6/15/2024	472,000	484,685
4.63%, 11/15/2027	264,000	276,540
Ultra Resources, Inc. 7.13%, 4/15/2025 (a)	3,868,000	386,800
Valvoline, Inc. 5.50%, 7/15/2024	233,000	241,810
4.38%, 8/15/2025	3,874,000	3,941,795

First Eagle Funds | Annual Report | October 31, 2019

First Eagle High Yield Fund | Schedule of Investments | October 31, 2019

Investments	Principal Amount ($)	Value ($)
United States — 70.3% (continued)
WellCare Health Plans, Inc. 5.38%, 8/15/2026 (a)	279,000	296,786
WESCO Distribution, Inc. 5.38%, 12/15/2021	4,523,000	4,545,796
Western Digital Corp. 4.75%, 2/15/2026	531,000	540,956
WW International, Inc. 8.63%, 12/1/2025 (a)	3,125,000	3,218,750
Xerox Corp. 5.63%, 12/15/2019	2,360,000	2,368,260
		189,910,390
Total Corporate Bonds (Cost $230,750,309)		229,122,395
Loan Assignments — 5.2%
United States — 5.2%
BI-LO Holding Finance LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 8.00%), 10.13%, 5/15/2024‡ (e)	4,748,436	4,433,852
BJ's Wholesale Club, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.75%), 4.67%, 2/3/2024 (e)	3,620,206	3,619,591
Osum Production Corp., Term Loan (ICE LIBOR USD 3 Month + 9.50%), 11.60%, 7/31/2022‡ (e)	6,945,472	5,973,106
		14,026,549
Total Loan Assignments (Cost $15,049,452)		14,026,549
	Shares
Common Stocks — 3.3%
United States — 3.3%
Southeastern Grocers, Inc.*‡ (f) (Cost $7,855,278)	257,973	8,853,633

First Eagle Funds | Annual Report | October 31, 2019

First Eagle High Yield Fund | Schedule of Investments | October 31, 2019

Investments	Principal Amount ($)	Value ($)
Short-Term Investments — 5.7%
Commercial Paper — 5.7%
Bunge Asset Funding Corp. 1.85%, 11/1/2019 (a)(g)	4,650,000	4,649,762
CenterPoint Energy, Inc. 1.93%, 11/1/2019 (g)	2,325,000	2,324,875
Hitachi America Capital Ltd. 1.80%, 11/1/2019 (a)(g)	7,905,000	7,904,592
Sysco Corp. 1.80%, 11/1/2019 (a)(g)	642,000	641,967
Total Commercial Paper (Cost $15,522,001)		15,521,196
	Shares
Investment Companies — 0.0% (h)
JP Morgan U.S. Government Money Market Fund, Agency Shares 1.64% (i) (Cost $1,878)	1,878	1,878
Total Short-Term Investments (Cost $15,523,879)		15,523,074
Total Investments — 99.0% (Cost $269,178,918)		267,525,651
Other Assets Less Liabilities — 1.0%		2,653,570
Net Assets — 100.0%		270,179,221

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(b)  Payment in-kind security.

(c)  Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2019.

(d)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(e)  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2019.

First Eagle Funds | Annual Report | October 31, 2019

First Eagle High Yield Fund | Schedule of Investments | October 31, 2019

(f)  Security fair valued as of October 31, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2019 amounted to $8,853,633, which represents approximately 3.28% of net assets of the Fund.

(g)  The rate shown was the current yield as of October 31, 2019.

(h)  Represents less than 0.05% of net assets.

(i)  Represents 7-day effective yield as of October 31, 2019.

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,950,877
Aggregate gross unrealized depreciation	(9,546,635)
Net unrealized depreciation	$(1,595,758)
Federal income tax cost	$269,116,673

Forward Foreign Currency Exchange Contracts outstanding as of October 31, 2019

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,258,575	EUR	3,750,000	JPMorgan Chase Bank	11/13/2019	$73,527
Total unrealized appreciation						73,527
EUR	3,750,000	USD	4,263,311	JPMorgan Chase Bank	11/13/2019	(78,263)
Total unrealized depreciation						(78,263)
Net unrealized depreciation						$(4,736)

Abbreviations

EUR  — Euro

ICE  — Intercontinental Exchange

LIBOR  — London Interbank Offered Rate

USD  — United States Dollar

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Fund of America

Fund Overview

Data as of October 31, 2019 (unaudited)

Investment Objective

The First Eagle Fund of America is a non-diversified U.S. equity fund that seeks capital appreciation by investing primarily in domestic stocks and, to a lesser extent, in debt and foreign equity securities. The Fund has a unique event-driven bias that focuses on identifying companies poised to benefit from change that the market has not yet recognized.

Average Annual Returns^ (%)		One Year	Five Years	Ten Years
First Eagle Fund of America	Class Y	7.62	2.15	9.40
S&P 500 Index		14.33	10.78	13.70

Asset Allocation* (%)

Sectors* (%)

Consumer Discretionary	17.1
Health Care	14.1
Materials	13.5
Industrials	13.2
Financials	9.7
Information Technology	7.3
Consumer Staples	6.1
Energy	4.5
Communication Services	1.4
Options Purchased	0.6
Short-Term Investments	12.5

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Sector percentages are based on total investments in the portfolio.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Fund of America | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The S&P 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The S&P 500 Index includes dividends reinvested. One cannot invest directly in an index.

Top 10 Holdings* (%)

Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure, United States)	7.6
Ball Corp. (Containers & Packaging, United States)	6.4
Post Holdings, Inc. (Food Products, United States)	6.2
Martin Marietta Materials, Inc. (Construction Materials, United States)	4.8
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels, United States)	4.7
General Dynamics Corp. (Aerospace & Defense, United States)	4.3
KKR & Co., Inc. (Capital Markets, United States)	4.2
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure, United States)	4.1
Equifax, Inc. (Professional Services, United States)	4.1
Medicines Co. (The) (Biotechnology, United States)	3.9
Total	50.3

*Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Fund of America | Schedule of Investments | October 31, 2019

Investments	Shares	Value ($)
Common Stocks — 89.1%
Aerospace & Defense — 4.3%
General Dynamics Corp. (a)	250,247	44,243,670
Biotechnology — 6.8%
Halozyme Therapeutics, Inc.*	1,637,475	25,086,117
Intrexon Corp.*	816,818	4,149,435
Medicines Co. (The)* (a)	764,012	40,102,990
		69,338,542
Capital Markets — 6.6%
Intercontinental Exchange, Inc. (a)	266,127	25,101,099
KKR & Co., Inc., Class A (a)	1,481,580	42,713,951
		67,815,050
Chemicals — 2.6%
Sherwin-Williams Co. (The) (a)	46,900	26,841,808
Construction Materials — 4.8%
Martin Marietta Materials, Inc. (a)	188,106	49,266,843
Containers & Packaging — 6.4%
Ball Corp. (a)	935,272	65,440,982
Diversified Consumer Services — 5.5%
frontdoor, Inc.* (a)	803,699	38,762,403
ServiceMaster Global Holdings, Inc.* (a)	421,757	17,030,547
		55,792,950
Electrical Equipment — 2.2%
Bloom Energy Corp., Class A*	354,500	1,084,770
nVent Electric plc (a)	930,829	21,464,917
		22,549,687
Food Products — 6.2%
Post Holdings, Inc.* (a)	618,677	63,661,863
Health Care Providers & Services — 3.5%
Laboratory Corp. of America Holdings* (a)	215,500	35,507,935
Hotels, Restaurants & Leisure — 12.1%
Marriott Vacations Worldwide Corp. (a)	35,700	3,924,501
Wyndham Destinations, Inc. (a)	1,672,008	77,597,891
Wyndham Hotels & Resorts, Inc. (a)	780,668	42,132,652
		123,655,044

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Fund of America | Schedule of Investments | October 31, 2019

Investments	Shares	Value ($)
Insurance — 3.3%
Aon plc (a)	174,389	33,684,979
Interactive Media & Services — 1.4%
Zillow Group, Inc., Class C* (a)	443,500	14,444,795
Oil, Gas & Consumable Fuels — 4.6%
Marathon Petroleum Corp. (a)	744,271	47,596,131
Pharmaceuticals — 4.2%
Innoviva, Inc.* (a)	1,247,800	14,499,436
Perrigo Co. plc (a)	465,600	24,686,112
TherapeuticsMD, Inc.*	1,324,280	3,522,585
		42,708,133
Professional Services — 4.1%
Equifax, Inc. (a)	305,916	41,821,776
Semiconductors & Semiconductor Equipment — 4.1%
Cree, Inc.* (a)	540,500	25,798,065
Entegris, Inc. (a)	341,300	16,382,400
		42,180,465
Technology Hardware, Storage & Peripherals — 3.4%
HP, Inc. (a)	1,998,209	34,708,890
Trading Companies & Distributors — 3.0%
HD Supply Holdings, Inc.* (a)	365,000	14,432,100
Univar Solutions, Inc.*	753,750	16,175,475
		30,607,575
Total Common Stocks (Cost $743,160,375)		911,867,118
	No. of Contracts
Options Purchased — 0.7%
Call Options — 0.7%
Exchange Traded
Biotechnology — 0.1%
Alexion Pharmaceuticals, Inc. 01/17/2020 at USD 110 Notional Amount: USD 10,540,000	1,000	560,000
Alexion Pharmaceuticals, Inc. 01/17/2020 at USD 120 Notional Amount: USD 10,540,000	1,000	270,000
		830,000

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Fund of America | Schedule of Investments | October 31, 2019

Investments	No. of Contracts	Value ($)
Chemicals — 0.2%
Albemarle Corp. 01/15/2021 at USD 75 Notional Amount: USD 15,185,000	2,500	1,210,000
Albemarle Corp. 01/15/2021 at USD 80 Notional Amount: USD 6,074,000	1,000	379,000
		1,589,000
Pharmaceuticals — 0.2%
Perrigo Co. plc 01/17/2020 at USD 35 Notional Amount: USD 5,302,000	1,000	1,710,000
Trading Companies & Distributors — 0.2%
HD Supply Holdings, Inc. 01/17/2020 at USD 37.5 Notional Amount: USD 27,678,000	7,000	2,415,000
Total Call Options		6,544,000
Put Options — 0.0% (b)
Trading Companies & Distributors — 0.0% (b)
Univar Solutions, Inc. 11/15/2019 at USD 20 Notional Amount: USD 8,584,000	4,000	120,000
Total Put Options		120,000
Total Options Purchased (Cost $12,819,459)		6,664,000
	Shares
Short-Term Investments — 12.8%
Investment Companies — 10.9%
JP Morgan U.S. Government Money Market Fund, Agency Shares, 1.64% (c) (Cost $111,338,712)	111,338,712	111,338,712

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Fund of America | Schedule of Investments | October 31, 2019

Investments	Principal Amount ($)	Value ($)
U.S. Treasury Obligations — 1.9%
U.S. Treasury Bills 1.92%, 12/5/2019 (d)	10,000,000	9,985,676
1.83%, 3/5/2020 (d)	10,000,000	9,947,604
Total U.S. Treasury Obligations (Cost $19,919,066)		19,933,280
Total Short-Term Investments (Cost $131,257,778)		131,271,992
Total Investments — 102.6% (Cost $887,237,612)		1,049,803,110
Liabilities in Excess of Other Assets — (2.6%)		(26,303,437)
Net Assets — 100.0%		1,023,499,673

*  Non-income producing security.

(a)  All or a portion of the security pledged as collateral for call options written.

(b)  Represents less than 0.05% of net assets.

(c)  Represents 7-day effective yield as of October 31, 2019.

(d)  The rate shown was the current yield as of October 31, 2019.

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$215,707,982
Aggregate gross unrealized depreciation	(57,708,251)
Net unrealized appreciation	$157,999,731
Federal income tax cost	$865,329,634

Written Call Options Contracts as of October 31, 2019

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
Aon plc	Exchange Traded	22	USD	(424,952)	USD	190.00	11/15/2019	(9,680)
Aon plc	Exchange Traded	10	USD	(193,160)	USD	195.00	12/20/2019	(4,110)
Ball Corp.	Exchange Traded	2,715	USD	(18,996,855)	USD	72.50	11/15/2019	(127,605)
Ball Corp.	Exchange Traded	935	USD	(6,542,195)	USD	75.00	11/15/2019	(14,025)
Ball Corp.	Exchange Traded	329	USD	(2,302,013)	USD	77.50	1/17/2020	(30,268)
Cree, Inc.	Exchange Traded	499	USD	(2,381,727)	USD	45.00	12/20/2019	(199,600)
Entegris, Inc.	Exchange Traded	2,036	USD	(9,772,800)	USD	45.00	11/15/2019	(671,880)
Entegris, Inc.	Exchange Traded	677	USD	(3,249,600)	USD	45.00	1/17/2020	(311,420)
Entegris, Inc.	Exchange Traded	109	USD	(523,200)	USD	50.00	1/17/2020	(19,620)
Equifax, Inc.	Exchange Traded	462	USD	(6,316,002)	USD	135.00	11/15/2019	(129,360)
Equifax, Inc.	Exchange Traded	206	USD	(2,816,226)	USD	140.00	11/15/2019	(14,008)

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Fund of America | Schedule of Investments | October 31, 2019

Written Call Options Contracts as of October 31, 2019 (continued)

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
Equifax, Inc.	Exchange Traded	1,559	USD	(21,313,089)	USD	140.00	1/17/2020	(576,830)
Equifax, Inc.	Exchange Traded	215	USD	(2,939,265)	USD	145.00	12/20/2019	(23,650)
Equifax, Inc.	Exchange Traded	153	USD	(2,091,663)	USD	150.00	12/20/2019	(7,650)
frontdoor, Inc.	Exchange Traded	402	USD	(1,938,846)	USD	46.00	12/20/2019	(192,960)
frontdoor, Inc.	Exchange Traded	804	USD	(3,877,692)	USD	47.00	11/15/2019	(285,420)
frontdoor, Inc.	Exchange Traded	1,232	USD	(5,941,936)	USD	50.00	11/15/2019	(258,720)
frontdoor, Inc.	Exchange Traded	2,302	USD	(11,102,546)	USD	50.00	1/17/2020	(707,865)
frontdoor, Inc.	Exchange Traded	504	USD	(2,430,792)	USD	55.00	1/17/2020	(70,560)
General Dynamics Corp.	Exchange Traded	133	USD	(2,351,440)	USD	175.00	11/15/2019	(44,555)
General Dynamics Corp.	Exchange Traded	59	USD	(1,043,120)	USD	175.00	12/20/2019	(39,530)
General Dynamics Corp.	Exchange Traded	140	USD	(2,475,200)	USD	180.00	12/20/2019	(43,400)
General Dynamics Corp.	Exchange Traded	271	USD	(4,791,280)	USD	185.00	12/20/2019	(42,005)
General Dynamics Corp.	Exchange Traded	93	USD	(1,644,240)	USD	190.00	1/17/2020	(12,741)
HD Supply Holdings, Inc.	Exchange Traded	3,000	USD	(11,862,000)	USD	40.00	12/20/2019	(435,000)
HD Supply Holdings, Inc.	Exchange Traded	522	USD	(2,063,988)	USD	40.00	1/17/2020	(87,435)
HD Supply Holdings, Inc.	Exchange Traded	128	USD	(506,112)	USD	42.50	1/17/2020	(9,920)
HP, Inc.	Exchange Traded	1,873	USD	(3,253,401)	USD	16.00	12/20/2019	(305,299)
HP, Inc.	Exchange Traded	9,478	USD	(16,463,286)	USD	17.00	12/20/2019	(881,454)
HP, Inc.	Exchange Traded	3,501	USD	(6,081,237)	USD	17.00	1/17/2020	(357,102)
HP, Inc.	Exchange Traded	3,000	USD	(5,211,000)	USD	17.00	2/21/2020	(360,000)
Innoviva, Inc.	Exchange Traded	1,722	USD	(2,000,964)	USD	12.50	12/20/2019	(60,270)
Intercontinental Exchange, Inc.	Exchange Traded	1,280	USD	(12,072,960)	USD	90.00	12/20/2019	(665,600)
Intercontinental Exchange, Inc.	Exchange Traded	1,274	USD	(12,016,368)	USD	95.00	12/20/2019	(242,060)
KKR & Co., Inc.	Exchange Traded	1,932	USD	(5,569,956)	USD	26.00	12/20/2019	(575,736)
KKR & Co., Inc.	Exchange Traded	2,439	USD	(7,031,637)	USD	27.00	12/20/2019	(560,970)
KKR & Co., Inc.	Exchange Traded	500	USD	(1,441,500)	USD	27.00	1/17/2020	(121,000)
KKR & Co., Inc.	Exchange Traded	2,463	USD	(7,100,829)	USD	28.00	1/17/2020	(474,128)

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Fund of America | Schedule of Investments | October 31, 2019

Written Call Options Contracts as of October 31, 2019 (continued)

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
Laboratory Corp. of America Holdings	Exchange Traded	244	USD	(4,020,388)	USD	170.00	12/20/2019	(63,928)
Marathon Petroleum Corp.	Exchange Traded	1,655	USD	(10,583,725)	USD	55.00	1/17/2020	(1,573,905)
Marathon Petroleum Corp.	Exchange Traded	263	USD	(1,681,885)	USD	60.00	1/17/2020	(163,060)
Marathon Petroleum Corp.	Exchange Traded	256	USD	(1,637,120)	USD	62.50	1/17/2020	(115,200)
Marriott Vacations Worldwide Corp.	Exchange Traded	168	USD	(1,846,824)	USD	100.00	12/20/2019	(197,400)
Marriott Vacations Worldwide Corp.	Exchange Traded	189	USD	(2,077,677)	USD	105.00	1/17/2020	(169,155)
Martin Marietta Materials, Inc.	Exchange Traded	816	USD	(21,371,856)	USD	260.00	1/17/2020	(1,199,520)
Martin Marietta Materials, Inc.	Exchange Traded	389	USD	(10,188,299)	USD	270.00	11/15/2019	(60,295)
Martin Marietta Materials, Inc.	Exchange Traded	676	USD	(17,705,116)	USD	270.00	1/17/2020	(493,480)
Medicines Co. (The)	Exchange Traded	748	USD	(3,926,252)	USD	35.00	1/17/2020	(1,402,500)
Medicines Co. (The)	Exchange Traded	2,801	USD	(14,702,449)	USD	50.00	1/17/2020	(2,422,865)
nVent Electric plc	Exchange Traded	6,011	USD	(13,861,366)	USD	20.00	11/15/2019	(2,419,427)
Perrigo Co. plc	Exchange Traded	1,829	USD	(9,697,358)	USD	45.00	11/15/2019	(1,508,925)
Perrigo Co. plc	Exchange Traded	507	USD	(2,688,114)	USD	50.00	11/15/2019	(202,800)
Perrigo Co. plc	Exchange Traded	805	USD	(4,268,110)	USD	55.00	11/15/2019	(82,110)
Perrigo Co. plc	Exchange Traded	516	USD	(2,735,832)	USD	55.00	1/17/2020	(121,260)
Post Holdings, Inc.	Exchange Traded	229	USD	(2,356,410)	USD	100.00	12/20/2019	(137,400)
Post Holdings, Inc.	Exchange Traded	217	USD	(2,232,930)	USD	105.00	12/20/2019	(69,657)
ServiceMaster Global Holdings, Inc.	Exchange Traded	2,441	USD	(9,856,758)	USD	45.00	12/20/2019	(85,435)
ServiceMaster Global Holdings, Inc.	Exchange Traded	500	USD	(2,019,000)	USD	45.00	2/21/2020	(42,500)
ServiceMaster Global Holdings, Inc.	Exchange Traded	741	USD	(2,992,158)	USD	50.00	11/15/2019	(3,705)
ServiceMaster Global Holdings, Inc.	Exchange Traded	500	USD	(2,019,000)	USD	50.00	12/20/2019	(7,500)
Sherwin-Williams Co. (The)	Exchange Traded	183	USD	(10,473,456)	USD	440.00	11/15/2019	(2,424,750)
Sherwin-Williams Co. (The)	Exchange Traded	63	USD	(3,605,616)	USD	520.00	12/20/2019	(353,745)

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Fund of America | Schedule of Investments | October 31, 2019

Written Call Options Contracts as of October 31, 2019 (continued)

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
Sherwin-Williams Co. (The)	Exchange Traded	212	USD	(12,133,184)	USD	550.00	12/20/2019	(663,560)
Wyndham Destinations, Inc.	Exchange Traded	1,672	USD	(7,759,752)	USD	45.00	11/15/2019	(316,008)
Wyndham Hotels & Resorts, Inc.	Exchange Traded	1,122	USD	(6,055,434)	USD	50.00	11/15/2019	(403,920)
Wyndham Hotels & Resorts, Inc.	Exchange Traded	849	USD	(4,582,053)	USD	52.50	11/15/2019	(157,065)
Wyndham Hotels & Resorts, Inc.	Exchange Traded	1,500	USD	(8,095,500)	USD	52.50	2/21/2020	(555,000)
Zillow Group, Inc.	Exchange Traded	202	USD	(657,914)	USD	30.00	11/15/2019	(84,234)
Total Written Options Contracts (Premiums Received ($26,183,570))								(26,473,745)

Abbreviations

USD  — United States Dollar

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2019

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Statements of Assets and Liabilities

	First Eagle Global Fund*	First Eagle Overseas Fund*
Assets
Investments, at Cost (Note 1)
Investments in securities of unaffiliated issuers	$33,580,906,258	$9,748,187,637
Investments in securities of affiliated issuers	1,535,794,833	150,194,628
Gold bullion	3,255,381,405	806,520,370
Silver bullion	—	—
Investments, at Value (Note 1)
Investments in securities of unaffiliated issuers	44,114,932,256	12,258,853,780
Investments in securities of affiliated issuers	1,546,527,531	359,992,661
Gold bullion	4,658,521,448	1,282,551,276
Silver bullion	—	—
Unrealized appreciation on forward foreign currency exchange contracts	14,742,987	8,243,280
Receivable for investment securities sold	8,024,899	13,153,337
Foreign tax reclaims receivable	40,447,965	27,409,143
Receivable for Fund shares sold	39,342,664	15,129,163
Accrued interest and dividends receivable	105,350,337	45,765,090
Investment for trustee deferred compensation plan (Note 2)	4,363,633	3,872,289
Other assets	249,709	70,683
Total Assets	50,532,503,429	14,015,040,702
Liabilities
Investment advisory fees payable (Note 2)	31,688,844	8,787,272
Payable for investment securities purchased	65,959,468	12,697,593
Distribution fees payable (Note 3)	6,606,918	703,183
Administrative fees payable (Note 2)	264,222	91,842
Trustee deferred compensation plan (Note 2)	4,363,633	3,872,289
Service fees payable (Note 3)	1,274,033	87,316
Trustee fees payable	281,220	92,141
Unrealized depreciation on forward foreign currency exchange contracts	21,326,566	9,367,953
Payable for Fund shares redeemed	33,286,389	14,830,937
Accrued expenses and other liabilities	18,556,711	5,912,488
Total Liabilities	183,608,004	56,443,014
Net Assets	$50,348,895,425	$13,958,597,688
Net Assets Consist of
Capital stock (par value, $0.001 per share)	852,072	556,015
Capital surplus	36,373,469,243	10,674,991,308
Total distributable earnings (losses)	13,974,574,110	3,283,050,365
Net Assets	$50,348,895,425	$13,958,597,688

First Eagle Funds | Annual Report | October 31, 2019

Year Ended October 31, 2019

	First Eagle U.S. Value Fund*	First Eagle Gold Fund*
Assets
Investments, at Cost (Note 1)
Investments in securities of unaffiliated issuers	$1,010,816,818	$634,047,239
Investments in securities of affiliated issuers	—	22,419,760
Gold bullion	131,663,714	115,931,936
Silver bullion	—	60,006,321
Investments, at Value (Note 1)
Investments in securities of unaffiliated issuers	1,401,131,167	896,203,792
Investments in securities of affiliated issuers	—	32,628,136
Gold bullion	175,731,352	214,742,271
Silver bullion	—	59,134,624
Unrealized appreciation on forward foreign currency exchange contracts	—	—
Receivable for investment securities sold	241,073	18,973,297
Foreign tax reclaims receivable	—	—
Receivable for Fund shares sold	662,942	1,955,307
Accrued interest and dividends receivable	996,022	62
Investment for trustee deferred compensation plan (Note 2)	3,381,625	194,359
Other assets	76,779	6,106
Total Assets	1,582,220,960	1,223,837,954
Liabilities
Investment advisory fees payable (Note 2)	1,003,508	749,986
Payable for investment securities purchased	2,215,709	1,600,320
Distribution fees payable (Note 3)	261,395	152,420
Administrative fees payable (Note 2)	30,879	26,343
Trustee deferred compensation plan (Note 2)	3,381,625	194,359
Service fees payable (Note 3)	45,010	24,723
Trustee fees payable	10,753	2,267
Unrealized depreciation on forward foreign currency exchange contracts	—	—
Payable for Fund shares redeemed	1,555,115	746,454
Accrued expenses and other liabilities	521,042	524,436
Total Liabilities	9,025,036	4,021,308
Net Assets	$1,573,195,924	$1,219,816,646
Net Assets Consist of
Capital stock (par value, $0.001 per share)	83,261	64,795
Capital surplus	1,019,591,461	1,544,058,493
Total distributable earnings (losses)	553,521,202	(324,306,642)
Net Assets	$1,573,195,924	$1,219,816,646

First Eagle Funds | Annual Report | October 31, 2019

Statements of Assets and Liabilities (continued)

	First Eagle Global Fund*		First Eagle Overseas Fund*
Class A
Net assets	$13,638,544,876		$2,125,741,788
Shares outstanding	230,587,736		86,231,883
Net asset value per share and redemption proceeds per share	$59.15		$24.65
Offering price per share (NAV per share plus maximum sales charge)**	$62.26	(1)	$25.95	(1)
Class C
Net assets	$5,619,287,982		$378,754,740
Shares outstanding	99,119,725		16,062,430
Net asset value per share and redemption proceeds per share	$56.69		$23.58
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(2)	$56.13		$23.35
Class I
Net assets	$30,133,165,026		$10,694,125,112
Shares outstanding	506,278,698		423,625,800
Net asset value per share and redemption proceeds per share	$59.52		$25.24
Class R3
Net assets	$11,813,475		$95,679
Shares outstanding	199,079		3,807
Net asset value per share and redemption proceeds per share	$59.34		$25.13
Class R4
Net assets	$1,825,234		$91,009
Shares outstanding	30,686		3,611
Net asset value per share and redemption proceeds per share	$59.48		$25.20
Class R5
Net assets	$10,081		$16,403
Shares outstanding	170		651
Net asset value per share and redemption proceeds per share	$59.47		$25.20
Class R6
Net assets	$944,248,751		$759,772,957
Shares outstanding	15,855,426		30,086,600
Net asset value per share and redemption proceeds per share	$59.55		$25.25

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and include the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

**  A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(1)  The maximum sales charge is 5.00% for Class A shares. Classes C, I, R3, R4, R5 and R6 have no front-end sales charges.

(2)  The maximum contingent deferred sales charge (CDSC) is 1.00% for Class C shares, which is charged on the lesser of the original purchase price or the current market value at the time of sale. This pertains to shares sold or redeemed within the first year of purchase.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2019

Year Ended October 31, 2019

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
Class A
Net assets	$613,547,940		$386,632,850
Shares outstanding	32,562,859		20,722,606
Net asset value per share and redemption proceeds per share	$18.84		$18.66
Offering price per share (NAV per share plus maximum sales charge)**	$19.83	(1)	$19.64	(1)
Class C
Net assets	$194,380,127		$115,623,884
Shares outstanding	10,862,306		6,758,790
Net asset value per share and redemption proceeds per share	$17.89		$17.11
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(2)	$17.72		$16.94
Class I
Net assets	$749,244,563		$553,632,953
Shares outstanding	39,001,968		28,802,758
Net asset value per share and redemption proceeds per share	$19.21		$19.22
Class R3
Net assets	$54,222		$491,088
Shares outstanding	2,832		25,614
Net asset value per share and redemption proceeds per share	$19.15		$19.17
Class R4
Net assets	$9,885		$10,390
Shares outstanding	515		539
Net asset value per share and redemption proceeds per share	$19.18		$19.26
Class R5
Net assets	$9,888		$166,294
Shares outstanding	515		8,627
Net asset value per share and redemption proceeds per share	$19.18		$19.28
Class R6
Net assets	$15,949,299		$163,259,187
Shares outstanding	830,020		8,475,720
Net asset value per share and redemption proceeds per share	$19.22		$19.26

First Eagle Funds | Annual Report | October 31, 2019

Statements of Assets and Liabilities (continued)

	First Eagle Global Income Builder Fund	First Eagle High Yield Fund
Assets
Investments, at Cost (Note 1)
Investments in securities of unaffiliated issuers	$1,285,739,600	$269,178,918
Gold bullion	74,192,280	—
Investments, at Value (Note 1)
Investments in securities of unaffiliated issuers	1,379,835,583	267,525,651
Gold bullion	89,897,969	—
Cash	—	—
Unrealized appreciation on forward foreign currency exchange contracts	398,320	73,527
Receivable for investment securities sold	384,123	2,250
Foreign tax reclaims receivable	1,986,827	—
Receivable for Fund shares sold	2,735,262	45,962
Accrued interest and dividends receivable	6,524,939	3,822,537
Investment for trustee deferred compensation plan (Note 2)	556,424	246,377
Other assets	8,858	26,260
Total Assets	1,482,328,305	271,742,564
Liabilities
Investment advisory fees payable (Note 2)	930,811	164,034
Option contracts written, at value (premiums received $—, $— and $26,183,570, respectively)	—	—
Payable for investment securities purchased	785,121	2,250
Distribution fees payable (Note 3)	266,903	48,279
Administrative fees payable (Note 2)	62,056	11,717
Trustee deferred compensation plan (Note 2)	556,424	246,377
Service fees payable (Note 3)	61,933	10,845
Trustee fees payable	3,928	1,581
Payable for dividends to shareholders	180,675	156,552
Unrealized depreciation on forward foreign currency exchange contracts	837,690	78,263
Payable for Fund shares redeemed	1,492,311	476,701
Accrued expenses and other liabilities	427,052	366,744
Total Liabilities	5,604,904	1,563,343
Net Assets	$1,476,723,401	$270,179,221
Net Assets Consist of
Capital stock (par value, $0.001 per share)	121,801	31,014
Capital surplus	1,370,284,902	386,163,679
Total distributable earnings (losses)	106,316,698	(116,015,472)
Net Assets	$1,476,723,401	$270,179,221

First Eagle Funds | Annual Report | October 31, 2019

Year Ended October 31, 2019

First Eagle Fund of America
Assets
Investments, at Cost (Note 1)
Investments in securities of unaffiliated issuers	$887,237,612
Gold bullion	—
Investments, at Value (Note 1)
Investments in securities of unaffiliated issuers	1,049,803,110
Gold bullion	—
Cash	216,573
Unrealized appreciation on forward foreign currency exchange contracts	—
Receivable for investment securities sold	2,393,563
Foreign tax reclaims receivable	—
Receivable for Fund shares sold	169,879
Accrued interest and dividends receivable	724,949
Investment for trustee deferred compensation plan (Note 2)	1,506,054
Other assets	51,517
Total Assets	1,054,865,645
Liabilities
Investment advisory fees payable (Note 2)	786,774
Option contracts written, at value (premiums received $—, $— and $26,183,570, respectively)	26,473,745
Payable for investment securities purchased	58,896
Distribution fees payable (Note 3)	189,476
Administrative fees payable (Note 2)	24,648
Trustee deferred compensation plan (Note 2)	1,506,054
Service fees payable (Note 3)	26,600
Trustee fees payable	17,056
Payable for dividends to shareholders	—
Unrealized depreciation on forward foreign currency exchange contracts	—
Payable for Fund shares redeemed	1,653,421
Accrued expenses and other liabilities	629,302
Total Liabilities	31,365,972
Net Assets	$1,023,499,673
Net Assets Consist of
Capital stock (par value, $0.001 per share)	39,413
Capital surplus	859,514,998
Total distributable earnings (losses)	163,945,262
Net Assets	$1,023,499,673

First Eagle Funds | Annual Report | October 31, 2019

Statements of Assets and Liabilities (continued)

	First Eagle Global Income Builder Fund		First Eagle High Yield Fund
Class A
Net assets	$392,941,707		$73,567,184
Shares outstanding	32,351,845		8,445,828
Net asset value per share and redemption proceeds per share	$12.15		$8.71
Offering price per share (NAV per share plus maximum sales charge)*	$12.79	(1)	$9.12	(2)
Class C
Net assets	$289,037,068		$50,100,042
Shares outstanding	23,864,750		5,756,398
Net asset value per share and redemption proceeds per share	$12.11		$8.70
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(3)	$11.99		$8.62
Class I
Net assets	$793,439,539		$144,532,087
Shares outstanding	65,476,769		16,584,726
Net asset value per share and redemption proceeds per share	$12.12		$8.71
Class Y
Net assets	$—		$—
Shares outstanding	—		—
Net asset value per share and redemption proceeds per share	$—		$—
Class R3
Net assets	$52,416		$52,456
Shares outstanding	4,326		6,015
Net asset value per share and redemption proceeds per share	$12.12		$8.72
Class R4
Net assets	$10,061		$10,022
Shares outstanding	831		1,149
Net asset value per share and redemption proceeds per share	$12.11		$8.72
Class R5
Net assets	$10,064		$10,015
Shares outstanding	831		1,149
Net asset value per share and redemption proceeds per share	$12.11		$8.71
Class R6
Net assets	$1,232,546		$1,907,415
Shares outstanding	101,795		218,887
Net asset value per share and redemption proceeds per share	$12.11		$8.71

*  A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

  Effective July 8, 2019, with respect to the First Eagle Global Income Builder Fund and the First Eagle High Yield Fund, a contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $250,000 or more without an initial sales charge.

(1)  The maximum sales charge is 5.00% for Class A shares. Classes C, I, Y (for First Eagle Fund of America only), R3, R4, R5 and R6 have no front-end sales charges.

(2)  The maximum sales charge is 4.50% for Class A shares. Classes C, I, R3, R4, R5 and R6 have no front-end sales charges.

(3)  The maximum contingent deferred sales charge (CDSC) is 1.00% for Class C shares, which is charged on the lesser of the original purchase price or the current market value at the time of sale. This pertains to shares sold or redeemed within the first year of purchase.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2019

Year Ended October 31, 2019

	First Eagle Fund of America
Class A
Net assets	$273,445,622
Shares outstanding	10,337,706
Net asset value per share and redemption proceeds per share	$26.45
Offering price per share (NAV per share plus maximum sales charge)*	$27.84	(1)
Class C
Net assets	$115,146,013
Shares outstanding	5,943,338
Net asset value per share and redemption proceeds per share	$19.37
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(3)	$19.18
Class I
Net assets	$384,509,976
Shares outstanding	13,959,992
Net asset value per share and redemption proceeds per share	$27.54
Class Y
Net assets	$247,674,079
Shares outstanding	9,072,699
Net asset value per share and redemption proceeds per share	$27.30
Class R3
Net assets	$47,972
Shares outstanding	1,753
Net asset value per share and redemption proceeds per share	$27.37
Class R4
Net assets	$9,773
Shares outstanding	355
Net asset value per share and redemption proceeds per share	$27.52
Class R5
Net assets	$9,776
Shares outstanding	355
Net asset value per share and redemption proceeds per share	$27.53
Class R6
Net assets	$2,656,462
Shares outstanding	96,369
Net asset value per share and redemption proceeds per share	$27.57

First Eagle Funds | Annual Report | October 31, 2019

Statements of Operations

	First Eagle Global Fund*	First Eagle Overseas Fund*
Investment Income
Interest (net of $771,799, $351,899, $— and $—, foreign taxes withheld)	$184,132,270	$46,406,677
Dividends from: (net of $52,875,460, $25,729,559, $180,442 and $484,096 foreign taxes withheld)
Unaffiliated issuers	894,310,481	277,203,112
Affiliated issuers	23,858,943	19,874,641
Total Income	1,102,301,694	343,484,430
Expenses
Investment advisory fees (Note 2)	370,998,449	102,713,245
Distributions fees (Note 3)
Class A	32,083,084	5,247,975
Class C	53,169,034	3,922,126
Class R3	7,531	262
Class R4	849	84
Shareholder servicing agent fees	33,657,340	9,859,444
Service fees (Note 3)
Class C	17,723,011	1,307,375
Class R3	3,012	105
Administrative costs (Note 2)	3,302,617	1,163,725
Professional fees	614,077	324,156
Custodian and accounting fees	7,586,000	2,922,554
Shareholder reporting fees	3,087,133	1,015,326
Trustees' fees	1,415,346	422,279
Registration and filing fees	390,434	58,483
Other expenses	896,771	277,972
Total Expenses	524,934,688	129,235,111
Expense waiver (Note 2)	—	—
Expense reductions due to earnings credits (Note 1)	(388,399)	(88,455)
Net Expenses	524,546,289	129,146,656
Net Investment income (loss) (Note 1)	577,755,405	214,337,774
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Transactions in investment securities of unaffiliated issuers	2,300,443,525	550,451,855
Transactions in investment securities of affiliated issuers	6,627,745	11,430,612
Commodity related transactions	102,262,683	62,814,017
Settlement of foreign currency and foreign currency transactions	(2,093,133)	(1,014,690)
Settlement of forward foreign currency exchange contracts	103,011,084	54,613,075
	2,510,251,904	678,294,869
Changes in unrealized appreciation (depreciation) of:
Investment securities of unaffiliated issuers and commodity related transactions (net of decrease in deferred capital gain country tax accruals of $6,293,631, $4,835,368, $— and $—)	2,279,322,278	832,944,160
Investment securities of affiliated issuers	(24,132,300)	(158,141,295)
Foreign currency and foreign currency translations	1,253,586	110
Forward foreign currency exchange contracts	(74,125,180)	(38,854,110)
	2,182,318,384	635,948,865
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	4,692,570,288	1,314,243,734
Net Increase in Net Assets Resulting from Operations	$5,270,325,693	$1,528,581,508

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and include the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2019

Year Ended October 31, 2019

	First Eagle U.S. Value Fund*	First Eagle Gold Fund*
Investment Income
Interest (net of $771,799, $351,899, $— and $—, foreign taxes withheld)	$9,196,913	$1,009,761
Dividends from: (net of $52,875,460, $25,729,559, $180,442 and $484,096 foreign taxes withheld)
Unaffiliated issuers	23,745,137	9,230,814
Affiliated issuers	—	—
Total Income	32,942,050	10,240,575
Expenses
Investment advisory fees (Note 2)	12,530,251	7,669,571
Distributions fees (Note 3)
Class A	1,478,734	844,326
Class C	2,067,357	842,546
Class R3	130	469
Class R4	3	3
Shareholder servicing agent fees	1,225,677	1,142,423
Service fees (Note 3)
Class C	689,119	280,849
Class R3	52	188
Administrative costs (Note 2)	403,977	390,282
Professional fees	212,038	219,537
Custodian and accounting fees	316,030	550,936
Shareholder reporting fees	129,953	153,805
Trustees' fees	56,224	33,117
Registration and filing fees	65,096	74,404
Other expenses	49,061	35,096
Total Expenses	19,223,702	12,237,552
Expense waiver (Note 2)	(835,374)	—
Expense reductions due to earnings credits (Note 1)	(25,459)	(34,909)
Net Expenses	18,362,869	12,202,643
Net Investment income (loss) (Note 1)	14,579,181	(1,962,068)
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Transactions in investment securities of unaffiliated issuers	120,502,100	(96,091,122)
Transactions in investment securities of affiliated issuers	—	—
Commodity related transactions	(1,959,025)	5,991,410
Settlement of foreign currency and foreign currency transactions	3,941	(2,184)
Settlement of forward foreign currency exchange contracts	—	—
	118,547,016	(90,101,896)
Changes in unrealized appreciation (depreciation) of:
Investment securities of unaffiliated issuers and commodity related transactions (net of decrease in deferred capital gain country tax accruals of $6,293,631, $4,835,368, $— and $—)	14,804,964	444,997,939
Investment securities of affiliated issuers	—	10,208,376
Foreign currency and foreign currency translations	—	124
Forward foreign currency exchange contracts	—	—
	14,804,964	455,206,439
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	133,351,980	365,104,543
Net Increase in Net Assets Resulting from Operations	$147,931,161	$363,142,475

First Eagle Funds | Annual Report | October 31, 2019

Statements of Operations (continued)

	First Eagle Global Income Builder Fund	First Eagle High Yield Fund
Investment Income
Interest (net of $18,875, $— and $—, foreign taxes withheld)	$22,762,476	$17,582,082
Dividends from: (net of $1,406,044, $—and $—foreign taxes withheld)
Unaffiliated issuers	25,604,817	4,676
Total Income	48,367,293	17,586,758
Expenses
Investment advisory fees (Note 2)	11,028,163	2,083,446
Distributions fees (Note 3)
Class A	932,369	191,282
Class C	2,310,106	423,281
Class Y	—	—
Class R3	126	128
Class R4	3	3
Shareholder servicing agent fees	962,672	241,736
Service fees (Note 3)
Class C	770,035	141,094
Class R3	50	51
Administrative costs (Note 2)	735,232	148,821
Professional fees	240,700	303,619
Custodian and accounting fees	358,322	171,680
Shareholder reporting fees	102,455	45,103
Trustees' fees	36,099	7,253
Registration and filing fees	163,295	173,599
Other expenses	47,078	17,613
Total Expenses	17,686,705	3,948,709
Expense waiver (Note 2)	—	(297,632)
Expense reductions due to earnings credits (Note 1)	(11,137)	(7,019)
Net Expenses	17,675,568	3,644,058
Net Investment income (Note 1)	30,691,725	13,942,700
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Transactions in investment securities of unaffiliated issuers	16,729,643	(3,279,306)
Settlement of foreign currency and foreign currency transactions	(177,483)	(11,585)
Settlement of forward foreign currency exchange contracts	3,968,143	156,958
Expiration or closing of option contracts written	—	—
	20,520,303	(3,133,933)
Changes in unrealized appreciation (depreciation) of:
Investment securities of unaffiliated issuers and commodity related transactions (net of decrease in deferred capital gain country tax accruals of $120,574, $— and $—)	74,267,971	(530,564)
Foreign currency and foreign currency translations	83,518	254
Forward foreign currency exchange contracts	(2,257,528)	(33,381)
Option contracts written	—	—
	72,093,961	(563,691)
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions and option contracts written	92,614,264	(3,697,624)
Net Increase in Net Assets Resulting from Operations	$123,305,989	$10,245,076

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2019

Year Ended October 31, 2019

First Eagle Fund of America
Investment Income
Interest (net of $18,875, $— and $—, foreign taxes withheld)	$70,790
Dividends from: (net of $1,406,044, $—and $—foreign taxes withheld)
Unaffiliated issuers	17,695,445
Total Income	17,766,235
Expenses
Investment advisory fees (Note 2)	10,737,397
Distributions fees (Note 3)
Class A	766,008
Class C	1,244,922
Class Y	632,608
Class R3	115
Class R4	3
Shareholder servicing agent fees	1,170,744
Service fees (Note 3)
Class C	414,974
Class R3	46
Administrative costs (Note 2)	345,715
Professional fees	253,689
Custodian and accounting fees	192,532
Shareholder reporting fees	131,140
Trustees' fees	38,649
Registration and filing fees	74,291
Other expenses	41,815
Total Expenses	16,044,648
Expense waiver (Note 2)	(182,861)
Expense reductions due to earnings credits (Note 1)	(25,640)
Net Expenses	15,836,147
Net Investment income (Note 1)	1,930,088
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Transactions in investment securities of unaffiliated issuers	(20,305,612)
Settlement of foreign currency and foreign currency transactions	—
Settlement of forward foreign currency exchange contracts	—
Expiration or closing of option contracts written	23,063,704
2,758,092
Changes in unrealized appreciation (depreciation) of:
Investment securities of unaffiliated issuers and commodity related transactions (net of decrease in deferred capital gain country tax accruals of $120,574, $— and $—)	73,313,963
Foreign currency and foreign currency translations	—
Forward foreign currency exchange contracts	—
Option contracts written	(5,551,558)
67,762,405
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions and option contracts written	70,520,497
Net Increase in Net Assets Resulting from Operations	$72,450,585

First Eagle Funds | Annual Report | October 31, 2019

Statements of Changes in Net Assets

	First Eagle Global Fund*		First Eagle Overseas Fund*
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations
Net investment income (loss)	$577,755,405	$484,983,261	$214,337,774	$215,575,460
Net realized gain (loss) from investments, commodity, foreign currency and forward contract related transactions	2,510,251,904	2,604,916,745	678,294,869	272,506,268
Change in unrealized appreciation (depreciation) of investments, commodity, foreign currency and forward contract related translations	2,182,318,384	(4,508,218,997)	635,948,865	(1,646,262,333)
Net increase (decrease) in net assets resulting from operations	5,270,325,693	(1,418,318,991)	1,528,581,508	(1,158,180,605)
Distributions to Shareholders
Distributable earnings:
Class A	(692,719,551)	(606,752,965)	(60,143,479)	(100,523,358)
Class C	(438,549,111)	(370,678,418)	(14,529,586)	(25,248,888)
Class I	(1,719,036,034)	(1,358,148,668)	(330,575,517)	(479,285,134)
Class R3	(2,764)	—	(1,374)	—
Class R4	(6,884)	—	(2,371)	—
Class R6	(41,635,449)	(33,607,589)	(19,254,020)	(23,065,085)
Decrease in net assets resulting from distributions	(2,891,949,793)	(2,369,187,640)	(424,506,347)	(628,122,465)
Fund Share Transactions
Class A
Net proceeds from shares sold	3,271,908,426	1,224,551,719	460,935,725	276,528,849
Net asset value of shares issued for reinvested dividends and distributions	617,818,566	544,413,334	55,634,918	93,872,905
Cost of shares redeemed	(3,281,442,171)	(3,388,063,113)	(734,932,846)	(1,020,086,506)
Redemption fees	—	—	—	—
Increase (decrease) in net assets from Fund share transactions	608,284,821	(1,619,098,060)	(218,362,203)	(649,684,752)
Class C
Net proceeds from shares sold	383,579,875	648,500,231	40,825,108	52,222,243
Net asset value of shares issued for reinvested dividends and distributions	382,044,415	317,174,866	13,122,055	22,590,698
Cost of shares redeemed	(4,080,572,266)	(2,206,072,081)	(401,665,657)	(200,225,033)
Redemption fees	—	—	—	—
Decrease in net assets from Fund share transactions	(3,314,947,976)	(1,240,396,984)	(347,718,494)	(125,412,092)
Class I
Net proceeds from shares sold	5,953,753,039	6,499,724,308	2,445,116,161	2,741,081,613
Net asset value of shares issued for reinvested dividends and distributions	1,424,973,867	1,111,628,598	289,973,271	415,932,811
Cost of shares redeemed	(7,968,305,504)	(7,019,996,696)	(3,970,651,617)	(4,545,773,336)
Redemption fees	—	—	—	—
Increase (decrease) in net assets from Fund share transactions	(589,578,598)	591,356,210	(1,235,562,185)	(1,388,758,912)
Class R3^
Net proceeds from shares sold	12,036,038	50,000	171,499	50,000
Net asset value of shares issued for reinvested dividends and distributions	2,764	—	1,374	—
Cost of shares redeemed	(546,610)	—	(137,625)	—
Increase in net assets from Fund share transactions	11,492,192	50,000	35,248	50,000
First Eagle Funds | Annual Report | October 31, 2019

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations
Net investment income (loss)	$14,579,181	$10,795,901	$(1,962,068)	$(4,344,257)
Net realized gain (loss) from investments, commodity, foreign currency and forward contract related transactions	118,547,016	245,701,019	(90,101,896)	(32,189,792)
Change in unrealized appreciation (depreciation) of investments, commodity, foreign currency and forward contract related translations	14,804,964	(209,202,271)	455,206,439	(204,999,737)
Net increase (decrease) in net assets resulting from operations	147,931,161	47,294,649	363,142,475	(241,533,786)
Distributions to Shareholders
Distributable earnings:
Class A	(77,073,805)	(58,503,100)	—	—
Class C	(46,505,657)	(37,627,194)	—	—
Class I	(112,909,702)	(80,531,112)	—	—
Class R3	(6,536)	—	—	—
Class R4	—	—	—	—
Class R6	(184,967)	(71,031)	—	—
Decrease in net assets resulting from distributions	(236,680,667)	(176,732,437)	—	—
Fund Share Transactions
Class A
Net proceeds from shares sold	179,904,902	41,991,739	82,585,998	61,982,742
Net asset value of shares issued for reinvested dividends and distributions	69,267,374	52,538,244	—	70
Cost of shares redeemed	(201,278,068)	(178,377,316)	(108,826,192)	(136,640,148)
Redemption fees	—	—	52,189	45,462
Increase (decrease) in net assets from Fund share transactions	47,894,208	(83,847,333)	(26,188,005)	(74,611,874)
Class C
Net proceeds from shares sold	30,700,500	19,152,245	19,191,096	14,619,282
Net asset value of shares issued for reinvested dividends and distributions	41,243,759	33,057,577	—	—
Cost of shares redeemed	(215,806,128)	(108,975,779)	(54,073,065)	(36,873,080)
Redemption fees	—	—	2,267	5,150
Decrease in net assets from Fund share transactions	(143,861,869)	(56,765,957)	(34,879,702)	(22,248,648)
Class I
Net proceeds from shares sold	184,833,957	120,630,775	187,192,608	227,960,479
Net asset value of shares issued for reinvested dividends and distributions	84,996,432	60,673,897	—	—
Cost of shares redeemed	(352,837,070)	(232,350,174)	(185,797,158)	(283,488,512)
Redemption fees	—	—	12,187	21,428
Increase (decrease) in net assets from Fund share transactions	(83,006,681)	(51,045,502)	1,407,637	(55,506,605)
Class R3^
Net proceeds from shares sold	—	50,000	429,311	50,000
Net asset value of shares issued for reinvested dividends and distributions	6,536	—	—	—
Cost of shares redeemed	—	—	(65,106)	—
Increase in net assets from Fund share transactions	6,536	50,000	364,205	50,000

First Eagle Funds | Annual Report | October 31, 2019

Statements of Changes in Net Assets (continued)

	First Eagle Global Fund*		First Eagle Overseas Fund*
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Class R4^^
Net proceeds from shares sold	2,795,870	137,253	3,907	87,819
Net asset value of shares issued for reinvested dividends and distributions	6,884	—	2,371	—
Cost of shares redeemed	(1,194,433)	(11,405)	(427)	(203)
Increase in net assets from Fund share transactions	1,608,321	125,848	5,851	87,616
Class R5^^^
Net proceeds from shares sold	10,000	—	15,401	—
Cost of shares redeemed	—	—	—	—
Increase in net assets from Fund share transactions	10,000	—	15,401	—
Class R6
Net proceeds from shares sold	363,331,681	418,628,764	166,511,413	384,435,275
Net asset value of shares issued for reinvested dividends and distributions	40,944,875	33,558,622	19,254,020	23,065,086
Cost of shares redeemed	(291,773,365)	(459,798,650)	(77,083,438)	(288,110,948)
Redemption fees	—	—	—	—
Increase (decrease) in net assets from Fund share transactions	112,503,191	(7,611,264)	108,681,995	119,389,413
Decrease in net assets from Fund share transactions	(3,170,628,049)	(2,275,574,250)	(1,692,904,387)	(2,044,328,727)
Net increase (decrease) in net assets	(792,252,149)	(6,063,080,881)	(588,829,226)	(3,830,631,797)
Net Assets (Note 1)
Beginning of period	51,141,147,574	57,204,228,455	14,547,426,914	18,378,058,711
End of period	$50,348,895,425	$51,141,147,574	$13,958,597,688	$14,547,426,914
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	219,232,910	246,545,224	95,702,399	122,500,903
Shares sold	58,373,490	20,697,314	19,986,713	11,304,528
Shares issued on reinvestment of distributions	11,812,984	9,295,122	2,561,460	3,834,666
Shares redeemed	(58,831,648)	(57,304,750)	(32,018,689)	(41,937,698)
Shares outstanding, end of period	230,587,736	219,232,910	86,231,883	95,702,399
Class C
Shares outstanding, beginning of period	160,174,219	182,160,833	31,631,117	37,041,061
Shares sold	7,238,405	11,194,246	1,912,963	2,206,972
Shares issued on reinvestment of distributions	7,569,735	5,603,815	627,549	958,525
Shares redeemed	(75,862,634)	(38,784,675)	(18,109,199)	(8,575,441)
Shares outstanding, end of period	99,119,725	160,174,219	16,062,430	31,631,117
Class I
Shares outstanding, beginning of period	517,074,173	507,106,244	476,883,544	533,805,436
Shares sold	106,687,936	109,292,609	104,512,931	109,068,698
Shares issued on reinvestment of distributions	27,137,190	18,902,049	13,067,746	16,630,658
Shares redeemed	(144,620,601)	(118,226,729)	(170,838,421)	(182,621,248)
Shares outstanding, end of period	506,278,698	517,074,173	423,625,800	476,883,544

First Eagle Funds | Annual Report | October 31, 2019

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Class R4^^
Net proceeds from shares sold	10,000	—	10,001	—
Net asset value of shares issued for reinvested dividends and distributions	—	—	—	—
Cost of shares redeemed	—	—	—	—
Increase in net assets from Fund share transactions	10,000	—	10,001	—
Class R5^^^
Net proceeds from shares sold	10,000	—	160,501	—
Cost of shares redeemed	—	—	(9)	—
Increase in net assets from Fund share transactions	10,000	—	160,492	—
Class R6
Net proceeds from shares sold	19,830,238	663,125	82,714,896	76,362,008
Net asset value of shares issued for reinvested dividends and distributions	184,967	71,031	—	—
Cost of shares redeemed	(8,300,254)	(131,066)	(39,882,250)	(2,068,602)
Redemption fees	—	—	7,995	861
Increase (decrease) in net assets from Fund share transactions	11,714,951	603,090	42,840,641	74,294,267
Decrease in net assets from Fund share transactions	(167,232,855)	(191,005,702)	(16,284,731)	(78,022,860)
Net increase (decrease) in net assets	(255,982,361)	(320,443,490)	346,857,744	(319,556,646)
Net Assets (Note 1)
Beginning of period	1,829,178,285	2,149,621,775	872,958,902	1,192,515,548
End of period	$1,573,195,924	$1,829,178,285	$1,219,816,646	$872,958,902
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	29,715,273	33,712,629	22,516,480	27,337,437
Shares sold	10,071,751	2,059,229	5,081,808	3,977,822
Shares issued on reinvestment of distributions	4,064,987	2,650,765	—	—
Shares redeemed	(11,289,152)	(8,707,350)	(6,875,682)	(8,798,779)
Shares outstanding, end of period	32,562,859	29,715,273	20,722,606	22,516,480
Class C
Shares outstanding, beginning of period	19,003,194	21,838,438	9,240,028	10,807,036
Shares sold	1,875,900	981,512	1,249,231	1,020,450
Shares issued on reinvestment of distributions	2,531,823	1,731,670	—	—
Shares redeemed	(12,548,611)	(5,548,426)	(3,730,469)	(2,587,458)
Shares outstanding, end of period	10,862,306	19,003,194	6,758,790	9,240,028
Class I
Shares outstanding, beginning of period	43,254,719	45,508,156	29,200,296	33,122,412
Shares sold	10,470,510	5,837,062	11,419,725	14,150,900
Shares issued on reinvestment of distributions	4,904,583	3,015,601	—	—
Shares redeemed	(19,627,844)	(11,106,100)	(11,817,263)	(18,073,016)
Shares outstanding, end of period	39,001,968	43,254,719	28,802,758	29,200,296

First Eagle Funds | Annual Report | October 31, 2019

Statements of Changes in Net Assets (continued)

	First Eagle Global Fund*		First Eagle Overseas Fund*
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Class R3^
Shares outstanding, beginning of period	848	—	1,992	—
Shares sold	207,574	848	7,345	1,992
Shares issued on reinvestment of distributions	53	—	62	—
Shares redeemed	(9,396)	—	(5,592)	—
Shares outstanding, end of period	199,079	848	3,807	1,992
Class R4^^
Shares outstanding, beginning of period	2,055	—	3,357	—
Shares sold	48,932	2,247	165	3,365
Shares issued on reinvestment of distributions	131	—	107	—
Shares redeemed	(20,432)	(192)	(18)	(8)
Shares outstanding, end of period	30,686	2,055	3,611	3,357
Class R5^^^
Shares outstanding, beginning of period	—	—	—	—
Shares sold	170	—	651	—
Shares outstanding, end of period	170	—	651	—
Class R6
Shares outstanding, beginning of period	13,781,064	13,935,723	25,446,909	21,010,387
Shares sold	6,422,718	7,052,137	6,991,127	15,054,091
Shares issued on reinvestment of distributions	779,902	570,628	868,080	922,603
Shares redeemed	(5,128,258)	(7,777,424)	(3,219,516)	(11,540,172)
Shares outstanding, end of period	15,855,426	13,781,064	30,086,600	25,446,909

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and include the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

^  Represents the year ended October 31, 2019 and the period from May 1, 2018 to October 31, 2018.

^^  Represents the year ended October 31, 2019 and the period from January 17, 2018 to October 31, 2018 (for First Eagle Global Fund and First Eagle Overseas Fund) and represents the period from July 29, 2019 to October 31, 2019 (for First Eagle U.S. Value Fund and First Eagle Gold Fund).

^^^  Represents the period from July 29, 2019 to October 31, 2019 (for First Eagle Global Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund) and represents the period from March 11, 2019 to October 31, 2019 (for First Eagle Overseas Fund only).

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2019

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Class R3^
Shares outstanding, beginning of period	2,455	—	3,058	—
Shares sold	—	2,455	26,237	3,058
Shares issued on reinvestment of distributions	377	—	—	—
Shares redeemed	—	—	(3,681)	—
Shares outstanding, end of period	2,832	2,455	25,614	3,058
Class R4^^
Shares outstanding, beginning of period	—	—	—	—
Shares sold	515	—	539	—
Shares issued on reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Shares outstanding, end of period	515	—	539	—
Class R5^^^
Shares outstanding, beginning of period	—	—	—	—
Shares sold	515	—	8,627	—
Shares outstanding, end of period	515	—	8,627	—
Class R6
Shares outstanding, beginning of period	67,312	38,511	5,528,002	925,271
Shares sold	1,187,230	31,624	5,175,389	4,742,774
Shares issued on reinvestment of distributions	10,673	3,530	—	—
Shares redeemed	(435,195)	(6,353)	(2,227,671)	(140,043)
Shares outstanding, end of period	830,020	67,312	8,475,720	5,528,002

First Eagle Funds | Annual Report | October 31, 2019

Statements of Changes in Net Assets (continued)

	First Eagle Global Income Builder Fund		First Eagle High Yield Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations
Net investment income (loss)	$30,691,725	$30,143,226	$13,942,700	$19,743,922
Net realized gain (loss) from investments, commodity, foreign currency and forward contract related transactions	20,520,303	26,551,435	(3,133,933)	(18,326,706)
Change in unrealized appreciation (depreciation) of investments, commodity, foreign currency and forward contract related translations	72,093,961	(93,820,381)	(563,691)	7,731,467
Net increase (decrease) in net assets resulting from operations	123,305,989	(37,125,720)	10,245,076	9,148,683
Distributions to Shareholders
Distributable earnings:
Class A	(7,959,646)	(6,559,801)	(3,539,669)	(4,303,785)
Class C	(4,314,558)	(3,803,993)	(2,201,702)	(3,142,692)
Class I	(18,873,689)	(16,800,585)	(8,036,793)	(11,404,922)
Class Y	—	—	—	—
Class R3	(981)	(434)	(2,315)	(1,223)
Class R4	(34)	—	(92)	—
Class R5	(37)	—	(92)	—
Class R6	(24,891)	(24,988)	(83,211)	(7,045)
Return of capital:
Class A	—	(1,802,464)	—	—
Class C	—	(1,712,626)	—	—
Class I	—	(4,062,522)	—	—
Class R3	—	(131)	—	—
Class R6	—	(6,134)	—	—
Decrease in net assets resulting from distributions	(31,173,836)	(34,773,678)	(13,863,874)	(18,859,667)
Fund Share Transactions
Class A
Net proceeds from shares sold	182,973,455	66,225,822	18,673,502	9,882,632
Net asset value of shares issued for reinvested dividends and distributions	7,221,260	7,550,850	3,355,393	4,012,630
Cost of shares redeemed	(140,709,504)	(77,800,723)	(25,975,172)	(31,930,168)
Increase (decrease) in net assets from Fund share transactions	49,485,211	(4,024,051)	(3,946,277)	(18,034,906)
Class C
Net proceeds from shares sold	84,300,874	47,046,328	7,836,167	3,355,254
Net asset value of shares issued for reinvested dividends and distributions	3,762,702	4,835,878	1,977,613	2,736,032
Cost of shares redeemed	(116,499,481)	(72,997,980)	(21,780,605)	(28,984,402)
Decrease in net assets from Fund share transactions	(28,435,905)	(21,115,774)	(11,966,825)	(22,893,116)
Class I
Net proceeds from shares sold	257,720,555	221,397,842	23,691,277	56,106,941
Net asset value of shares issued for reinvested dividends and distributions	15,198,629	16,333,126	6,214,659	8,650,413
Cost of shares redeemed	(269,742,201)	(173,536,233)	(67,597,874)	(153,351,520)
Increase (decrease) in net assets from Fund share transactions	3,176,983	64,194,735	(37,691,938)	(88,594,166)

First Eagle Funds | Annual Report | October 31, 2019

	First Eagle Fund of America
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations
Net investment income (loss)	$1,930,088	$4,971,815
Net realized gain (loss) from investments, commodity, foreign currency and forward contract related transactions	2,758,092	303,518,629
Change in unrealized appreciation (depreciation) of investments, commodity, foreign currency and forward contract related translations	67,762,405	(515,736,650)
Net increase (decrease) in net assets resulting from operations	72,450,585	(207,246,206)
Distributions to Shareholders
Distributable earnings:
Class A	(65,928,592)	(56,857,513)
Class C	(50,705,751)	(45,042,463)
Class I	(98,590,050)	(75,650,243)
Class Y	(48,884,759)	(35,245,286)
Class R3	(7,976)	—
Class R4	—	—
Class R5	—	—
Class R6	(761,321)	(36,608)
Return of capital:
Class A	—	—
Class C	—	—
Class I	—	—
Class R3	—	—
Class R6	—	—
Decrease in net assets resulting from distributions	(264,878,449)	(212,832,113)
Fund Share Transactions
Class A
Net proceeds from shares sold	59,427,763	39,903,045
Net asset value of shares issued for reinvested dividends and distributions	61,123,423	52,769,121
Cost of shares redeemed	(187,283,529)	(218,170,826)
Increase (decrease) in net assets from Fund share transactions	(66,732,343)	(125,498,660)
Class C
Net proceeds from shares sold	11,055,931	19,436,450
Net asset value of shares issued for reinvested dividends and distributions	46,719,306	41,134,387
Cost of shares redeemed	(144,627,450)	(138,117,970)
Decrease in net assets from Fund share transactions	(86,852,213)	(77,547,133)
Class I
Net proceeds from shares sold	65,069,908	147,394,674
Net asset value of shares issued for reinvested dividends and distributions	69,373,020	49,666,258
Cost of shares redeemed	(290,893,461)	(254,904,256)
Increase (decrease) in net assets from Fund share transactions	(156,450,533)	(57,843,324)

First Eagle Funds | Annual Report | October 31, 2019

Statements of Changes in Net Assets (continued)

	First Eagle Global Income Builder Fund		First Eagle High Yield Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Class Y
Net proceeds from shares sold	—	—	—	—
Net asset value of shares issued for reinvested dividends and distributions	—	—	—	—
Cost of shares redeemed	—	—	—	—
Decrease in net assets from Fund share transactions	—	—	—	—
Class R3^
Net proceeds from shares sold	—	50,000	—	50,000
Net asset value of shares issued for reinvested dividends and distributions	981	565	2,315	1,223
Increase in net assets from Fund share transactions	981	50,565	2,315	51,223
Class R4^^
Net proceeds from shares sold	10,000	—	10,000	—
Net asset value of shares issued for reinvested dividends and distributions	34	—	92	—
Increase in net assets from Fund share transactions	10,034	—	10,092	—
Class R5^^^
Net proceeds from shares sold	10,000	—	10,000	—
Net asset value of shares issued for reinvested dividends and distributions	37	—	92	—
Increase in net assets from Fund share transactions	10,037	—	10,092	—
Class R6
Net proceeds from shares sold	341,211	1,925,274	1,798,533	343,197
Net asset value of shares issued for reinvested dividends and distributions	24,812	31,214	82,941	7,037
Cost of shares redeemed	(109,552)	(1,947,635)	(413,741)	(57,186)
Increase (decrease) in net assets from Fund share transactions	256,471	8,853	1,467,733	293,048
Increase (decrease) in net assets from Fund share transactions	24,503,812	39,114,328	(52,114,808)	(129,177,917)
Net increase (decrease) in net assets	116,635,965	(32,785,070)	(55,733,606)	(138,888,901)
Net Assets (Note 1)
Beginning of period	1,360,087,436	1,392,872,506	325,912,827	464,801,728
End of period	$1,476,723,401	$1,360,087,436	$270,179,221	$325,912,827
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	27,849,865	28,201,813	8,895,935	10,912,189
Shares sold	16,014,314	5,507,762	2,152,352	1,108,334
Shares issued on reinvestment of distributions	613,353	630,329	386,047	449,785
Shares redeemed	(12,125,687)	(6,490,039)	(2,988,506)	(3,574,373)
Shares outstanding, end of period	32,351,845	27,849,865	8,445,828	8,895,935
Class C
Shares outstanding, beginning of period	26,061,630	27,835,245	7,129,539	9,694,123
Shares sold	7,472,679	3,924,680	905,614	376,126
Shares issued on reinvestment of distributions	320,782	404,752	227,842	306,957
Shares redeemed	(9,990,341)	(6,103,047)	(2,506,597)	(3,247,667)
Shares outstanding, end of period	23,864,750	26,061,630	5,756,398	7,129,539

First Eagle Funds | Annual Report | October 31, 2019

	First Eagle Fund of America
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Class Y
Net proceeds from shares sold	23,030,671	12,490,982
Net asset value of shares issued for reinvested dividends and distributions	46,122,510	33,494,417
Cost of shares redeemed	(70,490,676)	(89,539,418)
Decrease in net assets from Fund share transactions	(1,337,495)	(43,554,019)
Class R3^
Net proceeds from shares sold	—	50,000
Net asset value of shares issued for reinvested dividends and distributions	7,977	—
Increase in net assets from Fund share transactions	7,977	50,000
Class R4^^
Net proceeds from shares sold	10,000	—
Net asset value of shares issued for reinvested dividends and distributions	—	—
Increase in net assets from Fund share transactions	10,000	—
Class R5^^^
Net proceeds from shares sold	10,000	—
Net asset value of shares issued for reinvested dividends and distributions	—	—
Increase in net assets from Fund share transactions	10,000	—
Class R6
Net proceeds from shares sold	18,200,636	8,717,300
Net asset value of shares issued for reinvested dividends and distributions	761,321	36,609
Cost of shares redeemed	(23,117,926)	(4,047,537)
Increase (decrease) in net assets from Fund share transactions	(4,155,969)	4,706,372
Increase (decrease) in net assets from Fund share transactions	(315,500,576)	(299,686,764)
Net increase (decrease) in net assets	(507,928,440)	(719,765,083)
Net Assets (Note 1)
Beginning of period	1,531,428,113	2,251,193,196
End of period	$1,023,499,673	$1,531,428,113
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	12,740,195	16,302,212
Shares sold	2,363,483	1,126,102
Shares issued on reinvestment of distributions	2,632,361	1,511,576
Shares redeemed	(7,398,333)	(6,199,695)
Shares outstanding, end of period	10,337,706	12,740,195
Class C
Shares outstanding, beginning of period	10,138,909	12,924,139
Shares sold	633,419	692,334
Shares issued on reinvestment of distributions	2,728,756	1,483,925
Shares redeemed	(7,557,746)	(4,961,489)
Shares outstanding, end of period	5,943,338	10,138,909

First Eagle Funds | Annual Report | October 31, 2019

Statements of Changes in Net Assets (continued)

	First Eagle Global Income Builder Fund		First Eagle High Yield Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Class I
Shares outstanding, beginning of period	64,965,979	59,703,331	20,917,848	30,840,541
Shares sold	22,508,241	18,440,862	2,722,908	6,281,474
Shares issued on reinvestment of distributions	1,293,849	1,367,141	715,043	969,127
Shares redeemed	(23,291,300)	(14,545,355)	(7,771,073)	(17,173,294)
Shares outstanding, end of period	65,476,769	64,965,979	16,584,726	20,917,848
Class Y
Shares outstanding, beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued on reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Shares outstanding, end of period	—	—	—	—
Class R3^
Shares outstanding, beginning of period	4,242	—	5,749	—
Shares sold	—	4,194	—	5,611
Shares issued on reinvestment of distributions	84	48	266	138
Shares outstanding, end of period	4,326	4,242	6,015	5,749
Class R4^^
Shares outstanding, beginning of period	—	—	—	—
Shares sold	828	—	1,139	—
Shares issued on reinvestment of distributions	3	—	10	—
Shares outstanding, end of period	831	—	1,149	—
Class R5^^^
Shares outstanding, beginning of period	—	—	—	—
Shares sold	828	—	1,139	—
Shares issued on reinvestment of distributions	3	—	10	—
Shares outstanding, end of period	831	—	1,149	—
Class R6
Shares outstanding, beginning of period	79,820	80,353	45,515	12,629
Shares sold	29,254	161,993	211,276	38,513
Shares issued on reinvestment of distributions	2,111	2,615	9,511	790
Shares redeemed	(9,390)	(165,141)	(47,415)	(6,417)
Shares outstanding, end of period	101,795	79,820	218,887	45,515

^  Represents the year ended October 31, 2019 and the period from May 1, 2018 to October 31, 2018.

^^  Represents the period from July 29, 2019 to October 31, 2019.

^^^  Represents the period from July 29, 2019 to October 31, 2019.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2019

	First Eagle Fund of America
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Class I
Shares outstanding, beginning of period	19,478,878	21,188,008
Shares sold	2,581,163	4,044,530
Shares issued on reinvestment of distributions	2,876,162	1,384,232
Shares redeemed	(10,976,211)	(7,137,892)
Shares outstanding, end of period	13,959,992	19,478,878
Class Y
Shares outstanding, beginning of period	8,973,610	10,169,352
Shares sold	864,317	346,003
Shares issued on reinvestment of distributions	1,924,979	935,598
Shares redeemed	(2,690,207)	(2,477,343)
Shares outstanding, end of period	9,072,699	8,973,610
Class R3^
Shares outstanding, beginning of period	1,421	—
Shares sold	—	1,421
Shares issued on reinvestment of distributions	332	—
Shares outstanding, end of period	1,753	1,421
Class R4^^
Shares outstanding, beginning of period	—	—
Shares sold	355	—
Shares issued on reinvestment of distributions	—	—
Shares outstanding, end of period	355	—
Class R5^^^
Shares outstanding, beginning of period	—	—
Shares sold	355	—
Shares issued on reinvestment of distributions	—	—
Shares outstanding, end of period	355	—
Class R6
Shares outstanding, beginning of period	138,622	10,147
Shares sold	803,770	241,166
Shares issued on reinvestment of distributions	31,564	1,021
Shares redeemed	(877,587)	(113,712)
Shares outstanding, end of period	96,369	138,622

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Investment operations			Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Global Fund Class A
October 31, 2019	$56.37	0.64	5.37	6.01	(0.43)	(2.80)	—	(3.23)
October 31, 2018	$60.46	0.49	(2.08)	(1.59)	(0.44)	(2.06)	—	(2.50)
October 31, 2017	$56.36	0.25	6.41	6.66	(0.21)	(2.35)	—	(2.56)
October 31, 2016	$53.10	0.30	3.56	3.86	(0.07)	(0.53)	—	(0.60)
October 31, 2015	$54.90	0.28	0.60	0.88	(0.30)	(2.38)	—	(2.68)
First Eagle Global Fund Class C
October 31, 2019	$54.11	0.18	5.20	5.38	—	(2.80)	—	(2.80)
October 31, 2018	$58.14	0.05	(2.02)	(1.97)	—	(2.06)	—	(2.06)
October 31, 2017	$54.47	(0.16)	6.18	6.02	—	(2.35)	—	(2.35)
October 31, 2016	$51.66	(0.11)	3.45	3.34	—	(0.53)	—	(0.53)
October 31, 2015	$53.57	(0.12)	0.59	0.47	—	(2.38)	—	(2.38)
First Eagle Global Fund Class I
October 31, 2019	$56.73	0.78	5.41	6.19	(0.60)	(2.80)	—	(3.40)
October 31, 2018	$60.85	0.66	(2.11)	(1.45)	(0.61)	(2.06)	—	(2.67)
October 31, 2017	$56.70	0.43	6.42	6.85	(0.35)	(2.35)	—	(2.70)
October 31, 2016	$53.43	0.44	3.57	4.01	(0.21)	(0.53)	—	(0.74)
October 31, 2015	$55.23	0.43	0.60	1.03	(0.45)	(2.38)	—	(2.83)
First Eagle Global Fund Class R3
For The Year Ended October 31, 2019	$56.62	0.60	5.38	5.98	(0.46)	(2.80)	—	(3.26)
For The Period 5/01/18^- 10/31/18	$58.95	0.28	(2.61)	(2.33)	—	—	—	—
First Eagle Global Fund Class R4
For The Year Ended October 31, 2019	$56.70	0.74	5.36	6.10	(0.52)	(2.80)	—	(3.32)
For The Period 1/17/18^^- 10/31/18	$61.60	0.55	(5.45)	(4.90)	—	—	—	—
First Eagle Global Fund Class R5
For The Period 7/29/19^^^- 10/31/19	$58.99	0.12	0.36	0.48	—	—	—	—

First Eagle Funds | Annual Report | October 31, 2019

					Ratio/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Global Fund Class A
October 31, 2019	$59.15	11.44%		$13,638,545	1.11%		1.11%		1.13%		1.13%		10.26%
October 31, 2018	$56.37	(2.82)%		$12,357,124	1.11%		1.11%		0.84%		0.84%		14.91%
October 31, 2017	$60.46	12.35%		$14,907,330	1.11%		1.11%		0.44%		0.44%		9.67%
October 31, 2016	$56.36	7.38%		$15,833,531	1.10%		1.10%		0.55%		0.55%		11.54%
October 31, 2015	$53.10	1.78%		$16,274,867	1.11%		1.11%		0.52%		0.52%		11.28%
First Eagle Global Fund Class C
October 31, 2019	$56.69	10.58%		$5,619,288	1.87%		1.86%		0.33%		0.33%		10.26%
October 31, 2018	$54.11	(3.54)%		$8,667,512	1.86%		1.86%		0.09%		0.09%		14.91%
October 31, 2017	$58.14	11.52%		$10,589,991	1.85%		1.85%		(0.29)%		(0.29)%		9.67%
October 31, 2016	$54.47	6.56%		$11,505,279	1.86%		1.86%		(0.21)%		(0.21)%		11.54%
October 31, 2015	$51.66	1.02%		$11,662,706	1.86%		1.86%		(0.23)%		(0.23)%		11.28%
First Eagle Global Fund Class I
October 31, 2019	$59.52	11.72%		$30,133,165	0.85%		0.85%		1.38%		1.38%		10.26%
October 31, 2018	$56.73	(2.54)%		$29,334,134	0.84%		0.84%		1.11%		1.11%		14.91%
October 31, 2017	$60.85	12.64%		$30,858,477	0.84%		0.84%		0.74%		0.74%		9.67%
October 31, 2016	$56.70	7.65%		$22,357,335	0.84%		0.84%		0.81%		0.81%		11.54%
October 31, 2015	$53.43	2.07%		$19,998,978	0.84%		0.84%		0.79%		0.79%		11.28%
First Eagle Global Fund Class R3
For The Year Ended October 31, 2019	$59.34	11.31%		$11,813	1.14%		1.14%		1.03%		1.03%		10.26%
For The Period 5/01/18^- 10/31/18	$56.62	(3.95	)%(b)	$48	1.25	%(c)	1.25	%(c)	0.95	%(c)	0.95	%(c)	14.91	%(b)
First Eagle Global Fund Class R4
For The Year Ended October 31, 2019	$59.48	11.53%		$1,825	0.97%		0.97%		1.28%		1.28%		10.26%
For The Period 1/17/18^^- 10/31/18	$56.70	(7.95	)%(b)	$117	1.02	%(c)	1.02	%(c)	1.18	%(c)	1.18	%(c)	14.91	%(b)
First Eagle Global Fund Class R5
For The Period 7/29/19^^^- 10/31/19	$59.47	0.81	%(b)	$10	1.35	%(c)	1.35	%(c)	0.82	%(c)	0.82	%(c)	10.26	%(b)

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Investment operations			Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Global Fund Class R6
October 31, 2019	$56.76	0.82	5.41	6.23	(0.64)	(2.80)	—	(3.44)
October 31, 2018	$60.88	0.72	(2.14)	(1.42)	(0.64)	(2.06)	—	(2.70)
For The Period 3/01/17^^^^- 10/31/17	$57.33	0.37	3.18	3.55	—	—	—	—
First Eagle Overseas Fund Class A
October 31, 2019	$22.71	0.32	2.28	2.60	(0.27)	(0.39)	—	(0.66)
October 31, 2018	$25.33	0.25	(2.03)	(1.78)	(0.40)	(0.44)	—	(0.84)
October 31, 2017	$23.86	0.12	2.16	2.28	(0.26)	(0.55)	—	(0.81)
October 31, 2016	$22.62	0.19	1.34	1.53	(0.04)	(0.25)	—	(0.29)
October 31, 2015	$23.18	0.14	0.39	0.53	(0.23)	(0.86)	—	(1.09)
First Eagle Overseas Fund Class C
October 31, 2019	$21.73	0.11	2.22	2.33	(0.09)	(0.39)	—	(0.48)
October 31, 2018	$24.29	0.08	(1.95)	(1.87)	(0.25)	(0.44)	—	(0.69)
October 31, 2017	$22.91	(0.05)	2.07	2.02	(0.09)	(0.55)	—	(0.64)
October 31, 2016	$21.84	0.02	1.30	1.32	—	(0.25)	—	(0.25)
October 31, 2015	$22.42	(0.03)	0.39	0.36	(0.08)	(0.86)	—	(0.94)
First Eagle Overseas Fund Class I
October 31, 2019	$23.26	0.39	2.33	2.72	(0.35)	(0.39)	—	(0.74)
October 31, 2018	$25.91	0.34	(2.08)	(1.74)	(0.47)	(0.44)	—	(0.91)
October 31, 2017	$24.40	0.21	2.17	2.38	(0.32)	(0.55)	—	(0.87)
October 31, 2016	$23.12	0.26	1.38	1.64	(0.11)	(0.25)	—	(0.36)
October 31, 2015	$23.62	0.20	0.41	0.61	(0.25)	(0.86)	—	(1.11)
First Eagle Overseas Fund Class R3
For The Year Ended October 31, 2019	$23.22	0.44	2.16	2.60	(0.30)	(0.39)	—	(0.69)
For The Period 5/01/18^- 10/31/18	$25.10	0.16	(2.04)	(1.88)	—	—	—	—
First Eagle Overseas Fund Class R4
For The Year Ended October 31, 2019	$23.23	0.35	2.33	2.68	(0.32)	(0.39)	—	(0.71)
For The Period 1/17/18^^- 10/31/18	$26.15	0.31	(3.23)	(2.92)	—	—	—	—

First Eagle Funds | Annual Report | October 31, 2019

					Ratio/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Global Fund Class R6
October 31, 2019	$59.55	11.79%		$944,249	0.79%		0.79%		1.44%		1.44%		10.26%
October 31, 2018	$56.76	(2.49)%		$782,213	0.78%		0.78%		1.21%		1.21%		14.91%
For The Period 3/01/17^^^^- 10/31/17	$60.88	6.19	%(b)	$848,431	0.78	%(c)	0.78	%(c)	0.94	%(c)	0.94	%(c)	9.67	%(b)
First Eagle Overseas Fund Class A
October 31, 2019	$24.65	11.82%		$2,125,742	1.15%		1.15%		1.38%		1.38%		6.99%
October 31, 2018	$22.71	(7.27)%		$2,173,765	1.15%		1.15%		1.04%		1.04%		12.10%
October 31, 2017	$25.33	9.99%		$3,102,414	1.15%		1.15%		0.51%		0.51%		8.45%
October 31, 2016	$23.86	6.90%		$3,654,512	1.14%		1.14%		0.84%		0.84%		9.30%
October 31, 2015	$22.62	2.59%		$4,142,588	1.16%		1.16%		0.60%		0.60%		12.95%
First Eagle Overseas Fund Class C
October 31, 2019	$23.58	10.98%		$378,755	1.89%		1.89%		0.50%		0.50%		6.99%
October 31, 2018	$21.73	(7.92)%		$687,318	1.88%		1.88%		0.32%		0.32%		12.10%
October 31, 2017	$24.29	9.14%		$899,654	1.88%		1.88%		(0.20)%		(0.20)%		8.45%
October 31, 2016	$22.91	6.14%		$992,573	1.89%		1.89%		0.10%		0.10%		9.30%
October 31, 2015	$21.84	1.82%		$1,036,295	1.89%		1.89%		(0.13)%		(0.13)%		12.95%
First Eagle Overseas Fund Class I
October 31, 2019	$25.24	12.12%		$10,694,125	0.86%		0.86%		1.64%		1.64%		6.99%
October 31, 2018	$23.26	(6.98)%		$11,093,973	0.86%		0.86%		1.35%		1.35%		12.10%
October 31, 2017	$25.91	10.24%		$13,831,360	0.87%		0.86%		0.86%		0.86%		8.45%
October 31, 2016	$24.40	7.22%		$10,608,351	0.87%		0.87%		1.12%		1.12%		9.30%
October 31, 2015	$23.12	2.88%		$8,702,209	0.88%		0.88%		0.88%		0.88%		12.95%
First Eagle Overseas Fund Class R3
For The Year Ended October 31, 2019	$25.13	11.59%		$96	1.32%		1.32%		1.84%		1.84%		6.99%
For The Period 5/01/18^- 10/31/18	$23.22	(7.49	)%(b)	$46	1.21	%(c)	1.21	%(c)	1.32	%(c)	1.32	%(c)	12.10	%(b)
First Eagle Overseas Fund Class R4
For The Year Ended October 31, 2019	$25.20	11.92%		$91	1.04%		1.04%		1.48%		1.48%		6.99%
For The Period 1/17/18^^- 10/31/18	$23.23	(11.17	)%(b)	$78	1.03	%(c)	1.03	%(c)	1.60	%(c)	1.60	%(c)	12.10	%(b)
First Eagle Funds | Annual Report | October 31, 2019

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Investment operations			Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Overseas Fund Class R5
For The Period 3/11/19^^^^^- 10/31/19	$23.37	0.28	1.55	1.83	—	—	—	—
First Eagle Overseas Fund Class R6
October 31, 2019	$23.27	0.41	2.33	2.74	(0.37)	(0.39)	—	(0.76)
October 31, 2018	$25.92	0.36	(2.09)	(1.73)	(0.48)	(0.44)	—	(0.92)
For The Period 3/01/17^^^^- 10/31/17	$23.99	0.17	1.76	1.93	—	—	—	—
First Eagle U.S. Value Fund Class A
October 31, 2019	$19.89	0.16	1.44	1.60	(0.12)	(2.53)	—	(2.65)
October 31, 2018	$21.26	0.11	0.31	0.42	(0.03)	(1.76)	—	(1.79)
October 31, 2017	$20.08	0.06	2.80	2.86	(0.04)	(1.64)	—	(1.68)
October 31, 2016	$19.82	0.08	1.07	1.15	(0.04)	(0.85)	—	(0.89)
October 31, 2015	$21.10	0.10	(0.10)	0.00	(0.08)	(1.20)	—	(1.28)
First Eagle U.S. Value Fund Class C
October 31, 2019	$19.03	0.02	1.37	1.39	—	(2.53)	—	(2.53)
October 31, 2018	$20.54	(0.04)	0.29	0.25	—	(1.76)	—	(1.76)
October 31, 2017	$19.55	(0.09)	2.72	2.63	—	(1.64)	—	(1.64)
October 31, 2016	$19.43	(0.07)	1.04	0.97	—	(0.85)	—	(0.85)
October 31, 2015	$20.78	(0.05)	(0.10)	(0.15)	—	(1.20)	—	(1.20)
First Eagle U.S. Value Fund Class I
October 31, 2019	$20.23	0.21	1.48	1.69	(0.18)	(2.53)	—	(2.71)
October 31, 2018	$21.61	0.18	0.29	0.47	(0.09)	(1.76)	—	(1.85)
October 31, 2017	$20.38	0.12	2.84	2.96	(0.09)	(1.64)	—	(1.73)
October 31, 2016	$20.11	0.13	1.08	1.21	(0.09)	(0.85)	—	(0.94)
October 31, 2015	$21.40	0.16	(0.12)	0.04	(0.13)	(1.20)	—	(1.33)
First Eagle U.S. Value Fund Class R3
For The Year Ended October 31, 2019	$20.20	0.14	1.48	1.62	(0.14)	(2.53)	—	(2.67)
For The Period 5/01/18^- 10/31/18	$20.37	0.06	(0.23)	(0.17)	—	—	—	—
First Eagle U.S. Value Fund Class R4
For The Period 7/29/19^^^- 10/31/19	$19.40	0.02	(0.24)	(0.22)	—	—	—	—

First Eagle Funds | Annual Report | October 31, 2019

					Ratio/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Overseas Fund Class R5
For The Period 3/11/19^^^^^- 10/31/19	$25.20	7.83	%(b)	$16	1.12	%(c)	1.12	%(c)	1.79	%(c)	1.79	%(c)	6.99	%(b)
First Eagle Overseas Fund Class R6
October 31, 2019	$25.25	12.21%		$759,773	0.80%		0.80%		1.74%		1.74%		6.99%
October 31, 2018	$23.27	(6.92)%		$592,247	0.80%		0.80%		1.44%		1.44%		12.10%
For The Period 3/01/17^^^^- 10/31/17	$25.92	8.04	%(b)	$544,632	0.79	%(c)	0.79	%(c)	1.01	%(c)	1.01	%(c)	8.45	%(b)
First Eagle U.S. Value Fund Class A
October 31, 2019	$18.84	9.43%		$613,548	1.16%		1.11%		0.81%		0.86%		8.65%
October 31, 2018	$19.89	2.01%		$590,922	1.15%		1.10%		0.51%		0.56%		9.05%
October 31, 2017	$21.26	14.94%		$716,820	1.14%		1.09%		0.24%		0.29%		5.85%
October 31, 2016	$20.08	6.21%		$817,481	1.11%		1.14%		0.40%		0.37%		10.65%
October 31, 2015	$19.82	0.04%		$966,396	1.14%		1.14%		0.49%		0.49%		15.14%
First Eagle U.S. Value Fund Class C
October 31, 2019	$17.89	8.59%		$194,380	1.92%		1.87%		0.06%		0.11%		8.65%
October 31, 2018	$19.03	1.20%		$361,606	1.90%		1.85%		(0.24)%		(0.19)%		9.05%
October 31, 2017	$20.54	14.13%		$448,462	1.89%		1.84%		(0.51)%		(0.46)%		5.85%
October 31, 2016	$19.55	5.38%		$516,405	1.87%		1.90%		(0.37)%		(0.40)%		10.65%
October 31, 2015	$19.43	(0.70)%		$592,960	1.90%		1.90%		(0.27)%		(0.27)%		15.14%
First Eagle U.S. Value Fund Class I
October 31, 2019	$19.21	9.79%		$749,245	0.88%		0.83%		1.09%		1.14%		8.65%
October 31, 2018	$20.23	2.24%		$875,239	0.87%		0.82%		0.79%		0.84%		9.05%
October 31, 2017	$21.61	15.27%		$983,508	0.86%		0.81%		0.51%		0.56%		5.85%
October 31, 2016	$20.38	6.49%		$841,199	0.84%		0.87%		0.67%		0.64%		10.65%
October 31, 2015	$20.11	0.28%		$942,370	0.87%		0.87%		0.76%		0.76%		15.14%
First Eagle U.S. Value Fund Class R3
For The Year Ended October 31, 2019	$19.15	9.37%		$54	1.26%		1.21%		0.71%		0.76%		8.65%
For The Period 5/01/18^- 10/31/18	$20.20	(0.83	)%(b)	$50	1.24	%(c)	1.19	%(c)	0.50	%(c)	0.55	%(c)	9.05	%(b)
First Eagle U.S. Value Fund Class R4
For The Period 7/29/19^^^- 10/31/19	$19.18	(1.13	)%(b)	$10	1.51	%(c)	1.47	%(c)	0.39	%(c)	0.43	%(c)	8.65	%(b)

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Investment operations			Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle U.S. Value Fund Class R5
For The Period 7/29/19^^^- 10/31/19	$19.40	0.03	(0.25)	(0.22)	—	—	—	—
First Eagle U.S. Value Fund Class R6
October 31, 2019	$20.24	0.21	1.49	1.70	(0.19)	(2.53)	—	(2.72)
October 31, 2018	$21.62	0.18	0.30	0.48	(0.10)	(1.76)	—	(1.86)
For The Period 3/01/17^^^^- 10/31/17	$20.66	0.09	0.87	0.96	—	—	—	—
First Eagle Gold Fund Class A
October 31, 2019	$13.08	(0.04)	5.62	5.58	—	—	—	—
October 31, 2018	$16.50	(0.07)	(3.35)	(3.42)	—	—	—	—
October 31, 2017	$17.99	(0.09)	(1.40)	(1.49)	—	—	—	—
October 31, 2016	$12.36	(0.11)	5.74	5.63	—	—	—	—
October 31, 2015	$13.45	(0.08)	(1.01)	(1.09)	—	—	—	—
First Eagle Gold Fund Class C
October 31, 2019	$12.09	(0.15)	5.17	5.02	—	—	—	—
October 31, 2018	$15.36	(0.17)	(3.10)	(3.27)	—	—	—	—
October 31, 2017	$16.89	(0.21)	(1.32)	(1.53)	—	—	—	—
October 31, 2016	$11.70	(0.22)	5.41	5.19	—	—	—	—
October 31, 2015	$12.84	(0.18)	(0.96)	(1.14)	—	—	—	—
First Eagle Gold Fund Class I
October 31, 2019	$13.44	0.00 **	5.78	5.78	—	—	—	—
October 31, 2018	$16.90	(0.02)	(3.44)	(3.46)	—	—	—	—
October 31, 2017	$18.38	(0.04)	(1.44)	(1.48)	—	—	—	—
October 31, 2016	$12.59	(0.06)	5.85	5.79	—	—	—	—
October 31, 2015	$13.66	(0.04)	(1.03)	(1.07)	—	—	—	—
First Eagle Gold Fund Class R3
For The Year Ended October 31, 2019	$13.44	(0.09)	5.82	5.73	—	—	—	—
For The Period 5/01/18^- 10/31/18	$16.35	(0.04)	(2.87)	(2.91)	—	—	—	—
First Eagle Gold Fund Class R4
For The Period 7/29/19^^^- 10/31/19	$18.54	(0.04)	0.76	0.72	—	—	—	—

First Eagle Funds | Annual Report | October 31, 2019

					Ratio/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle U.S. Value Fund Class R5
For The Period 7/29/19^^^- 10/31/19	$19.18	(1.13	)%(b)	$10	1.40	%(c)	1.36	%(c)	0.50	%(c)	0.54	%(c)	8.65	%(b)
First Eagle U.S. Value Fund Class R6
October 31, 2019	$19.22	9.83%		$15,949	0.83%		0.78%		1.09%		1.14%		8.65%
October 31, 2018	$20.24	2.28%		$1,362	0.86%		0.81%		0.82%		0.87%		9.05%
For The Period 3/01/17^^^^- 10/31/17	$21.62	4.65	%(b)	$833	0.85	%(c)	0.80	%(c)	0.56	%(c)	0.61	%(c)	5.85	%(b)
First Eagle Gold Fund Class A
October 31, 2019	$18.66	42.66%		$386,633	1.29%		1.29%		(0.27)%		(0.27)%		20.01%
October 31, 2018	$13.08	(20.73)%		$294,509	1.29%		1.29%		(0.45)%		(0.45)%		9.43%
October 31, 2017	$16.50	(8.28)%		$451,039	1.26%		1.26%		(0.53)%		(0.53)%		7.90%
October 31, 2016	$17.99	45.55%		$566,708	1.27%		1.27%		(0.65)%		(0.65)%		15.82%
October 31, 2015	$12.36	(8.10)%		$390,521	1.33%		1.33%		(0.57)%		(0.57)%		12.47%
First Eagle Gold Fund Class C
October 31, 2019	$17.11	41.52%		$115,624	2.05%		2.05%		(1.02)%		(1.02)%		20.01%
October 31, 2018	$12.09	(21.29)%		$111,685	2.05%		2.05%		(1.21)%		(1.21)%		9.43%
October 31, 2017	$15.36	(9.06)%		$166,043	2.04%		2.03%		(1.30)%		(1.30)%		7.90%
October 31, 2016	$16.89	44.36%		$206,225	2.04%		2.04%		(1.42)%		(1.42)%		15.82%
October 31, 2015	$11.70	(8.88)%		$148,119	2.14%		2.14%		(1.39)%		(1.39)%		12.47%
First Eagle Gold Fund Class I
October 31, 2019	$19.22	43.01%		$553,633	0.99%		0.99%		0.01%		0.01%		20.01%
October 31, 2018	$13.44	(20.47)%		$392,310	1.00%		1.00%		(0.15)%		(0.15)%		9.43%
October 31, 2017	$16.90	(8.05)%		$559,784	0.99%		0.99%		(0.25)%		(0.25)%		7.90%
October 31, 2016	$18.38	45.99%		$509,635	0.98%		0.98%		(0.36)%		(0.36)%		15.82%
October 31, 2015	$12.59	(7.83)%		$306,131	1.03%		1.03%		(0.27)%		(0.27)%		12.47%
First Eagle Gold Fund Class R3
For The Year Ended October 31, 2019	$19.17	42.63%		$491	1.25%		1.25%		(0.51)%		(0.51)%		20.01%
For The Period 5/01/18^- 10/31/18	$13.44	(17.80	)%(b)	$41	1.32	%(c)	1.32	%(c)	(0.59	)%(c)	(0.59	)%(c)	9.43	%(b)
First Eagle Gold Fund Class R4
For The Period 7/29/19^^^- 10/31/19	$19.26	3.88	%(b)	$10	1.49	%(c)	1.49	%(c)	(0.84	)%(c)	(0.84	)%(c)	20.01	%(b)

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Investment operations			Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Gold Fund Class R5
For The Period 7/29/19^^^- 10/31/19	$18.54	(0.03)	0.77	0.74	—	—	—	—
First Eagle Gold Fund Class R6
October 31, 2019	$13.46	0.01	5.79	5.80	—	—	—	—
October 31, 2018	$16.91	(0.02)	(3.43)	(3.45)	—	—	—	—
For The Period 3/01/17^^^^- 10/31/17	$17.60	(0.06)	(0.63)	(0.69)	—	—	—	—
First Eagle Global Income Builder Fund Class A
October 31, 2019	$11.45	0.25	0.70	0.95	(0.25)	—	—	(0.25)
October 31, 2018	$12.05	0.25	(0.56)	(0.31)	(0.23)	—	(0.06)	(0.29)
October 31, 2017	$10.99	0.28	1.07	1.35	(0.29)	—	—	(0.29)
October 31, 2016	$10.73	0.34	0.27	0.61	(0.35)	—	—	(0.35)
October 31, 2015	$11.41	0.35	(0.51)	(0.16)	(0.37)	(0.15)	—	(0.52)
First Eagle Global Income Builder Fund Class C
October 31, 2019	$11.42	0.16	0.69	0.85	(0.16)	—	—	(0.16)
October 31, 2018	$12.02	0.16	(0.56)	(0.40)	(0.14)	—	(0.06)	(0.20)
October 31, 2017	$10.96	0.19	1.07	1.26	(0.20)	—	—	(0.20)
October 31, 2016	$10.71	0.25	0.26	0.51	(0.26)	—	—	(0.26)
October 31, 2015	$11.38	0.26	(0.50)	(0.24)	(0.28)	(0.15)	—	(0.43)
First Eagle Global Income Builder Fund Class I
October 31, 2019	$11.43	0.28	0.69	0.97	(0.28)	—	—	(0.28)
October 31, 2018	$12.02	0.28	(0.55)	(0.27)	(0.26)	—	(0.06)	(0.32)
October 31, 2017	$10.96	0.31	1.07	1.38	(0.32)	—	—	(0.32)
October 31, 2016	$10.71	0.36	0.26	0.62	(0.37)	—	—	(0.37)
October 31, 2015	$11.39	0.38	(0.52)	(0.14)	(0.39)	(0.15)	—	(0.54)
First Eagle Global Income Builder Fund Class R3
For The Year Ended October 31, 2019	$11.43	0.23	0.69	0.92	(0.23)	—	—	(0.23)
For The Period 5/01/18^- 10/31/18	$11.92	0.13	(0.49)	(0.36)	(0.10)	—	(0.03)	(0.13)
First Eagle Global Income Builder Fund Class R4
For The Period 7/29/19^^^- 10/31/19	$12.08	0.04	0.03	0.07	(0.04)	—	—	(0.04)

First Eagle Funds | Annual Report | October 31, 2019

					Ratio/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Gold Fund Class R5
For The Period 7/29/19^^^- 10/31/19	$19.28	3.99	%(b)	$166	0.96	%(c)	0.96	%(c)	(0.65	)%(c)	(0.64	)%(c)	20.01	%(b)
First Eagle Gold Fund Class R6
October 31, 2019	$19.26	43.09%		$163,259	0.89%		0.89%		0.03%		0.03%		20.01%
October 31, 2018	$13.46	(20.40)%		$74,414	0.91%		0.91%		(0.14)%		(0.14)%		9.43%
For The Period 3/01/17^^^^- 10/31/17	$16.91	(3.92	)%(b)	$15,650	0.90	%(c)	0.91	%(c)	(0.51	)%(c)	(0.51	)%(c)	7.90	%(b)
First Eagle Global Income Builder Fund Class A
October 31, 2019	$12.15	8.40%		$392,942	1.18%		1.18%		2.10%		2.10%		25.54%
October 31, 2018	$11.45	(2.64)%		$319,003	1.18%		1.18%		2.11%		2.11%		22.15%
October 31, 2017	$12.05	12.39%		$339,792	1.19%		1.19%		2.43%		2.43%		23.18%
October 31, 2016	$10.99	5.76%		$361,605	1.18%		1.18%		3.16%		3.16%		29.76%
October 31, 2015	$10.73	(1.39)%		$410,153	1.19%		1.19%		3.16%		3.16%		29.68%
First Eagle Global Income Builder Fund Class C
October 31, 2019	$12.11	7.53%		$289,037	1.94%		1.94%		1.36%		1.36%		25.54%
October 31, 2018	$11.42	(3.38)%		$297,716	1.93%		1.93%		1.35%		1.35%		22.15%
October 31, 2017	$12.02	11.58%		$334,473	1.94%		1.94%		1.69%		1.69%		23.18%
October 31, 2016	$10.96	4.87%		$344,660	1.94%		1.94%		2.40%		2.40%		29.76%
October 31, 2015	$10.71	(2.07)%		$382,467	1.96%		1.96%		2.41%		2.41%		29.68%
First Eagle Global Income Builder Fund Class I
October 31, 2019	$12.12	8.60%		$793,440	0.93%		0.93%		2.36%		2.36%		25.54%
October 31, 2018	$11.43	(2.31)%		$742,408	0.92%		0.92%		2.38%		2.38%		22.15%
October 31, 2017	$12.02	12.71%		$717,643	0.93%		0.93%		2.68%		2.68%		23.18%
October 31, 2016	$10.96	5.93%		$509,250	0.92%		0.92%		3.39%		3.39%		29.76%
October 31, 2015	$10.71	(1.14)%		$470,802	0.94%		0.94%		3.41%		3.41%		29.68%
First Eagle Global Income Builder Fund Class R3
For The Year Ended October 31, 2019	$12.12	8.12%		$52	1.37%		1.37%		1.92%		1.92%		25.54%
For The Period 5/01/18^- 10/31/18	$11.43	(3.02	)%(b)	$48	1.27	%(c)	1.27	%(c)	2.23	%(c)	2.23	%(c)	22.15	%(b)
First Eagle Global Income Builder Fund Class R4
For The Period 7/29/19^^^- 10/31/19	$12.11	0.59	%(b)	$10	1.49	%(c)	1.49	%(c)	1.34	%(c)	1.34	%(c)	25.54	%(b)

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Investment operations			Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Global Income Builder Fund Class R5
For The Period 7/29/19^^^- 10/31/19	$12.08	0.04	0.03	0.07	(0.04)	—	—	(0.04)
First Eagle Global Income Builder Fund Class R6
October 31, 2019	$11.42	0.27	0.70	0.97	(0.28)	—	—	(0.28)
October 31, 2018	$12.01	0.28	(0.54)	(0.26)	(0.27)	—	(0.06)	(0.33)
For The Period 3/01/17^^^^- 10/31/17	$11.37	0.20	0.67	0.87	(0.23)	—	—	(0.23)
First Eagle High Yield Fund Class A
October 31, 2019	$8.81	0.41	(0.11)	0.30	(0.40)	—	—	(0.40)
October 31, 2018	$9.03	0.47	(0.24)	0.23	(0.45)	—	—	(0.45)
October 31, 2017	$8.99	0.46	0.04	0.50	(0.45)	—	(0.01)	(0.46)
October 31, 2016	$8.90	0.55	0.12	0.67	(0.54)	—	(0.04)	(0.58)
October 31, 2015	$9.96	0.55	(0.96)	(0.41)	(0.56)	(0.09)	—	(0.65)
First Eagle High Yield Fund Class C
October 31, 2019	$8.80	0.34	(0.10)	0.24	(0.34)	—	—	(0.34)
October 31, 2018	$9.02	0.40	(0.24)	0.16	(0.38)	—	—	(0.38)
October 31, 2017	$8.98	0.39	0.05	0.44	(0.39)	—	(0.01)	(0.40)
October 31, 2016	$8.89	0.49	0.12	0.61	(0.48)	—	(0.04)	(0.52)
October 31, 2015	$9.95	0.48	(0.96)	(0.48)	(0.49)	(0.09)	—	(0.58)
First Eagle High Yield Fund Class I
October 31, 2019	$8.81	0.43	(0.10)	0.33	(0.43)	—	—	(0.43)
October 31, 2018	$9.04	0.49	(0.25)	0.24	(0.47)	—	—	(0.47)
October 31, 2017	$8.99	0.49	0.05	0.54	(0.48)	—	(0.01)	(0.49)
October 31, 2016	$8.90	0.58	0.12	0.70	(0.57)	—	(0.04)	(0.61)
October 31, 2015	$9.96	0.58	(0.96)	(0.38)	(0.59)	(0.09)	—	(0.68)
First Eagle High Yield Fund Class R3
For The Year Ended October 31, 2019	$8.82	0.40	(0.11)	0.29	(0.39)	—	—	(0.39)
For The Period 5/01/18^- 10/31/18	$8.91	0.23	(0.10)	0.13	(0.22)	—	—	(0.22)
First Eagle High Yield Fund Class R4
For The Period 7/29/19^^^- 10/31/19	$8.78	0.08	(0.06)	0.02	(0.08)	—	—	(0.08)

First Eagle Funds | Annual Report | October 31, 2019

					Ratio/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Global Income Builder Fund Class R5
For The Period 7/29/19^^^- 10/31/19	$12.11	0.62	%(b)	$10	1.38	%(c)	1.38	%(c)	1.45	%(c)	1.45	%(c)	25.54	%(b)
First Eagle Global Income Builder Fund Class R6
October 31, 2019	$12.11	8.62%		$1,233	0.93%		0.93%		2.31%		2.31%		25.54%
October 31, 2018	$11.42	(2.27)%		$912	0.88%		0.88%		2.38%		2.38%		22.15%
For The Period 3/01/17^^^^- 10/31/17	$12.01	7.68	%(b)	$965	0.89	%(c)	0.89	%(c)	2.55	%(c)	2.55	%(c)	23.18	%(b)
First Eagle High Yield Fund Class A
October 31, 2019	$8.71	3.54%		$73,567	1.34%		1.24%		4.55%		4.65%		24.19%
October 31, 2018	$8.81	2.56%		$78,360	1.26%		1.19%		5.17%		5.24%		24.82%
October 31, 2017	$9.03	5.71%		$98,548	1.21%		1.16%		5.02%		5.07%		25.77%
October 31, 2016	$8.99	8.24%		$158,102	1.15%		1.20%		6.45%		6.40%		36.88%
October 31, 2015	$8.90	(4.24)%		$201,685	1.12%		1.16%		5.81%		5.77%		31.62%
First Eagle High Yield Fund Class C
October 31, 2019	$8.70	2.77%		$50,100	2.10%		2.00%		3.83%		3.93%		24.19%
October 31, 2018	$8.80	1.68%		$62,749	2.01%		1.94%		4.43%		4.50%		24.82%
October 31, 2017	$9.02	5.06%		$87,479	1.95%		1.90%		4.30%		4.35%		25.77%
October 31, 2016	$8.98	7.46%		$114,139	1.89%		1.94%		5.74%		5.69%		36.88%
October 31, 2015	$8.89	(4.96)%		$129,214	1.87%		1.91%		5.07%		5.03%		31.62%
First Eagle High Yield Fund Class I
October 31, 2019	$8.71	3.84%		$144,532	1.05%		0.95%		4.86%		4.96%		24.19%
October 31, 2018	$8.81	2.74%		$184,351	0.97%		0.90%		5.46%		5.53%		24.82%
October 31, 2017	$9.04	6.15%		$278,660	0.91%		0.86%		5.33%		5.38%		25.77%
October 31, 2016	$8.99	8.54%		$315,023	0.86%		0.91%		6.83%		6.78%		36.88%
October 31, 2015	$8.90	(3.97)%		$472,930	0.83%		0.87%		6.10%		6.06%		31.62%
First Eagle High Yield Fund Class R3
For The Year Ended October 31, 2019	$8.72	3.44%		$52	1.44%		1.34%		4.44%		4.54%		24.19%
For The Period 5/01/18^- 10/31/18	$8.82	1.41	%(b)	$51	1.36	%(c)	1.27	%(c)	4.99	%(c)	5.08	%(c)	24.82	%(b)
First Eagle High Yield Fund Class R4
For The Period 7/29/19^^^- 10/31/19	$8.72	0.24	%(b)	$10	1.70	%(c)	1.59	%(c)	3.43	%(c)	3.54	%(c)	24.19	%(b)

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Investment operations			Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital		Total distributions
First Eagle High Yield Fund Class R5
For The Period 7/29/19^^^- 10/31/19	$8.78	0.08	(0.07)	0.01	(0.08)	—	—		(0.08)
First Eagle High Yield Fund Class R6
October 31, 2019	$8.82	0.43	(0.11)	0.32	(0.43)	—	—		(0.43)
October 31, 2018	$9.04	0.49	(0.24)	0.25	(0.47)	—	—		(0.47)
For The Period 3/01/17^^^^- 10/31/17	$9.10	0.32	(0.05)	0.27	(0.33)	—	(0.00	)**	(0.33)
First Eagle Fund Of America Class A
October 31, 2019	$30.53	0.03	1.50	1.53	—	(5.61)	—		(5.61)
October 31, 2018	$38.18	0.08	(4.15)	(4.07)	—	(3.58)	—		(3.58)
October 31, 2017	$32.93	(0.02)	7.41	7.39	(0.07)	(2.07)	—		(2.14)
October 31, 2016	$35.79	0.14	(1.99)	(1.85)	(0.01)	(1.00)	—		(1.01)
October 31, 2015	$38.58	0.05	(0.01)	0.04	(0.12)	(2.71)	—		(2.83)
First Eagle Fund Of America Class C
October 31, 2019	$24.09	(0.12)	1.01	0.89	—	(5.61)	—		(5.61)
October 31, 2018	$31.08	(0.14)	(3.27)	(3.41)	—	(3.58)	—		(3.58)
October 31, 2017	$27.32	(0.23)	6.06	5.83	—	(2.07)	—		(2.07)
October 31, 2016	$30.07	(0.10)	(1.65)	(1.75)	—	(1.00)	—		(1.00)
October 31, 2015	$32.98	(0.20)	(0.00)**	(0.20)	—	(2.71)	—		(2.71)
First Eagle Fund Of America Class I
October 31, 2019	$31.46	0.13	1.56	1.69	—	(5.61)	—		(5.61)
October 31, 2018	$39.15	0.21	(4.30)	(4.09)	(0.02)	(3.58)	—		(3.60)
October 31, 2017	$33.72	0.08	7.59	7.67	(0.17)	(2.07)	—		(2.24)
October 31, 2016	$36.62	0.24	(2.04)	(1.80)	(0.10)	(1.00)	—		(1.10)
October 31, 2015	$39.39	0.16	(0.00)**	0.16	(0.22)	(2.71)	—		(2.93)
First Eagle Fund Of America Class Y
October 31, 2019	$31.31	0.04	1.56	1.60	—	(5.61)	—		(5.61)
October 31, 2018	$39.07	0.09	(4.27)	(4.18)	—	(3.58)	—		(3.58)
October 31, 2017	$33.67	(0.03)	7.58	7.55	(0.08)	(2.07)	—		(2.15)
October 31, 2016	$36.56	0.14	(2.03)	(1.89)	(0.00)**	(1.00)	—		(1.00)
October 31, 2015	$39.35	0.05	(0.02)	0.03	(0.11)	(2.71)	—		(2.82)

First Eagle Funds | Annual Report | October 31, 2019

					Ratio/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle High Yield Fund Class R5
For The Period 7/29/19^^^- 10/31/19	$8.71	0.11	%(b)	$10	1.59	%(c)	1.48	%(c)	3.54	%(c)	3.65	%(c)	24.19	%(b)
First Eagle High Yield Fund Class R6
October 31, 2019	$8.71	3.75%		$1,907	1.02%		0.92%		4.78%		4.89%		24.19%
October 31, 2018	$8.82	2.80%		$401	1.01%		0.93%		5.36%		5.44%		24.82%
For The Period 3/01/17^^^^- 10/31/17	$9.04	2.99	%(b)	$114	0.92	%(c)	0.87	%(c)	5.29	%(c)	5.34	%(c)	25.77	%(b)
First Eagle Fund Of America Class A
October 31, 2019	$26.45	7.58%		$273,446	1.38%		1.37%		0.11%		0.13%		26.42%
October 31, 2018	$30.53	(11.84)%		$388,961	1.32%		1.32%		0.23%		0.23%		60.29%
October 31, 2017	$38.18	23.56%		$622,389	1.31%		1.31%		(0.07)%		(0.07)%		57.02%
October 31, 2016	$32.93	(5.30	)%(d)	$865,109	1.32%		1.32%		0.43%		0.43%		55.06%
October 31, 2015	$35.79	0.19%		$1,331,912	1.35%		1.35%		0.12%		0.12%		32.23%
First Eagle Fund Of America Class C
October 31, 2019	$19.37	6.77%		$115,146	2.12%		2.10%		(0.61)%		(0.60)%		26.42%
October 31, 2018	$24.09	(12.48)%		$244,240	2.06%		2.06%		(0.51)%		(0.51)%		60.29%
October 31, 2017	$31.08	22.61%		$401,699	2.06%		2.06%		(0.81)%		(0.81)%		57.02%
October 31, 2016	$27.32	(5.99	)%(d)	$509,568	2.08%		2.08%		(0.35)%		(0.35)%		55.06%
October 31, 2015	$30.07	(0.55)%		$742,365	2.10%		2.10%		(0.63)%		(0.63)%		32.23%
First Eagle Fund Of America Class I
October 31, 2019	$27.54	7.88%		$384,510	1.05%		1.03%		0.45%		0.46%		26.42%
October 31, 2018	$31.46	(11.53)%		$612,845	1.02%		1.02%		0.58%		0.58%		60.29%
October 31, 2017	$39.15	23.91%		$829,414	1.01%		1.01%		0.22%		0.22%		57.02%
October 31, 2016	$33.72	(5.01	)%(d)	$808,426	1.03%		1.03%		0.71%		0.71%		55.06%
October 31, 2015	$36.62	0.48%		$1,167,750	1.05%		1.05%		0.41%		0.41%		32.23%
First Eagle Fund Of America Class Y
October 31, 2019	$27.30	7.62%		$247,674	1.35%		1.33%		0.13%		0.15%		26.42%
October 31, 2018	$31.31	(11.85)%		$280,977	1.33%		1.33%		0.26%		0.26%		60.29%
October 31, 2017	$39.07	23.54%		$397,293	1.31%		1.31%		(0.09)%		(0.09)%		57.02%
October 31, 2016	$33.67	(5.28	)%(d)	$385,995	1.33%		1.33%		0.40%		0.40%		55.06%
October 31, 2015	$36.56	0.18%		$495,822	1.36%		1.36%		0.12%		0.12%		32.23%

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Investment operations			Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Fund Of America Class R3
For The Year Ended October 31, 2019	$31.40	0.02	1.56	1.58	—	(5.61)	—	(5.61)
For The Period 5/01/18^- 10/31/18	$35.19	0.14	(3.93)	(3.79)	—	—	—	—
First Eagle Fund Of America Class R4
For The Period 7/29/19^^^- 10/31/19	$28.16	(0.02)	(0.62)	(0.64)	—	—	—	—
First Eagle Fund Of America Class R5
For The Period 7/29/19^^^- 10/31/19	$28.16	(0.01)	(0.62)	(0.63)	—	—	—	—
First Eagle Fund Of America Class R6
October 31, 2019	$31.46	0.09	1.63	1.72	—	(5.61)	—	(5.61)
October 31, 2018	$39.15	0.65	(4.73)	(4.08)	(0.03)	(3.58)	—	(3.61)
For The Period 3/01/17^^^^- 10/31/17	$35.44	0.02	3.69	3.71	—	—	—	—

^  Commenced investment operations on May 1, 2018.

^^  Commenced investment operations on January 17, 2018.

^^^  Commenced investment operations on July 29, 2019.

^^^^  Commenced investment operations on March 1, 2017.

^^^^^  Commenced investment operations on March 11, 2019.

*  Per share amounts have been calculated using the average shares method.

**  Amount represents less than $0.01 per share.

(a)  Does not take into account the sales charge of 5.00% for Class A shares for all Funds, except First Eagle High Yield Fund, which has a sales charge of 4.50% and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge. Effective July 8, 2019, with respect to the First Eagle Global Income Builder Fund and the First Eagle High Yield Fund, a contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $250,000 or more without an initial sales charge.

(b)  Not Annualized

(c)  Annualized

(d)  In 2016, the Fund received a voluntary reimbursement by the subadviser for a realized investment loss. By excluding this reimbursement, total returns would have been -5.30%, -6.02%, -5.01% and -5.31% for Class A, Class C, Class I and Class Y, respectively.

First Eagle Funds | Annual Report | October 31, 2019

					Ratio/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Fund Of America Class R3
For The Year Ended October 31, 2019	$27.37	7.48%		$48	1.44%		1.42%		0.04%		0.06%		26.42%
For The Period 5/01/18^- 10/31/18	$31.40	(10.74	)%(b)	$45	1.38	%(c)	1.38	%(c)	0.79	%(c)	0.79	%(c)	60.29	%(b)
First Eagle Fund Of America Class R4
For The Period 7/29/19^^^- 10/31/19	$27.52	(2.27	)%(b)	$10	1.66	%(c)	1.62	%(c)	(0.25	)%(c)	(0.22	)%(c)	26.42	%(b)
First Eagle Fund Of America Class R5
For The Period 7/29/19^^^- 10/31/19	$27.53	(2.24	)%(b)	$10	1.55	%(c)	1.51	%(c)	(0.14	)%(c)	(0.10	)%(c)	26.42	%(b)
First Eagle Fund Of America Class R6
October 31, 2019	$27.57	8.00%		$2,656	1.00%		0.99%		0.32%		0.32%		26.42%
October 31, 2018	$31.46	(11.53)%		$4,362	0.98%		0.98%		1.85%		1.86%		60.29%
For The Period 3/01/17^^^^- 10/31/17	$39.15	10.47	%(b)	$397	1.00	%(c)	1.00	%(c)	0.09	%(c)	0.09	%(c)	57.02	%(b)

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Funds (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of seven separate portfolios, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America (each individually a "Fund" or collectively the "Funds"). All the Funds are diversified mutual funds except for First Eagle Gold Fund and First Eagle Fund of America, which are non-diversified. The Trust is a Delaware statutory trust. The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world. The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in domestic equity and debt securities. The First Eagle Gold Fund seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. The First Eagle Global Income Builder Fund seeks current income generation and long-term growth of capital. The First Eagle High Yield Fund seeks to provide investors with a high level of current income. The First Eagle Fund of America seeks capital appreciation by investing primarily in domestic stocks and, to a lesser extent, in debt and foreign equity securities.

The Funds offer seven share classes, Class A shares, Class C shares, Class I shares, Class R3 shares, Class R4 shares, Class R5 shares and Class R6 shares. Additionally, First Eagle Fund of America also offers Class Y shares.

Class Y on First Eagle Fund of America is closed to new investors, subject to certain limited exceptions. Additional information can be found in the Fund's prospectus.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"), manages the Funds. A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership ("BCP CC Holdings"). BCP CC Holdings GP L.L.C., a Delaware limited liability company ("BCP CC Holdings GP"), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. ("BCP VI") and Corsair IV Financial Services Capital Partners L.P. ("Corsair IV"). BCP VI and Corsair IV are indirectly controlled by The Blackstone Group L.P. ("Blackstone") and Corsair Capital LLC ("Corsair"), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings.

The following is a summary of significant accounting policies that are adhered to by the Funds. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

a)  Investments in Subsidiaries — The First Eagle Global Fund (the "Global Fund"), First Eagle Overseas Fund (the "Overseas Fund"), First Eagle U.S. Value Fund (the "U.S. Value Fund"), and First Eagle Gold Fund (the "Gold Fund") may invest in certain precious metals through their investment in the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively, each a wholly owned subsidiary (each referred to herein as a "Subsidiary" or collectively "the Subsidiaries"). Each Fund may invest up to 25% of its total assets in shares of its respective Subsidiary. Each Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of its respective Fund. Substantially all of each Subsidiary's assets represent physical gold bullion, and First Eagle Gold Cayman Fund, Ltd. also holds physical silver. Trading in bullion directly by the Funds presents the risk of tax consequences (e.g., a change in the Funds' tax status subjecting the Funds to be taxed at the Fund level on all of their income if the Funds' "non-qualifying income" exceeds 10% of the Funds' gross income in any taxable year). Trading in bullion by the Subsidiaries generally does not present the same tax risks.

The First Eagle Global Cayman Fund, Ltd., established on October 18, 2013, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the First Eagle Global Fund and the First Eagle Global Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2019, the First Eagle Global Cayman Fund, Ltd. has $4,197,824,942 in net assets, representing 8.34% of the Global Fund's net assets.

The First Eagle Overseas Cayman Fund, Ltd., established on October 18, 2013, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the First Eagle Overseas Fund and the First Eagle Overseas Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2019, the First Eagle Overseas Cayman Fund, Ltd. has $981,013,973 in net assets, representing 7.03% of the Overseas Fund's net assets.

The First Eagle U.S. Value Cayman Fund, Ltd., established on January 24, 2012, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the First Eagle U.S. Value Fund and the First Eagle U.S. Value Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2019, the First Eagle U.S. Value Cayman Fund, Ltd. has $175,727,062 in net assets, representing 11.17% of the U.S. Value Fund's net assets.

The First Eagle Gold Cayman Fund, Ltd., established on May 28, 2010, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the First Eagle Gold Fund and the First Eagle Gold Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2019, the First Eagle Gold Cayman Fund, Ltd. has $273,809,422 in net assets, representing 22.45% of the Gold Fund's net assets.

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

b)  Investment valuation — Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-counter-market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Prior to April 8, 2019, all bonds, whether listed on an exchange or traded in the over-counter-market for which market quotations are readily available, were generally priced at the evaluated bid price provided by an approved pricing service prior to the close of the NYSE (normally 3:00 p.m. Eastern Time), or dealers in the over-the-counter-markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser's Valuation Committee, at least annually, will review the pricing service's inputs, methods, models and assumptions for its evaluated prices. Short term debt maturing in 60 days or less is valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE.

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes, as provided by an independent pricing source.

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

The spot exchange rates, as provided by an independent price source as of the close of the NYSE are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

Certain Funds with non-U.S. holdings have adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets and security-specific events. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds than relying solely on reported market values.

The Funds adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

treated by the Funds as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Funds shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Board Valuation and Liquidity Committee (the "Committee") to oversee the execution of the valuation and liquidity procedures for the Funds.

The following is a summary of the Funds' inputs used to value the Funds' investments as of October 31, 2019:

First Eagle Global Fund

Description	Level 1	Level 2	Level 3‡		Total
Assets:†
Common Stocks	$21,682,420,561	$16,470,376,026 (a)	$—		$38,152,796,587
Corporate Bonds	—	—	5,494,335	(b)	5,494,335
Commodities*	—	4,658,521,448	—		4,658,521,448
Foreign Government Securities	—	576,372,332	—	^	576,372,332
Short-Term Investments	169,532	6,926,627,001	—		6,926,796,533
Forward Foreign Currency Exchange Contracts**	—	14,742,987	—		14,742,987
Total	$21,682,590,093	$28,646,639,794	$5,494,335		$50,334,724,222
Liabilities:
Forward Foreign Currency Exchange Contracts**	$—	$(21,326,566)	$—		$(21,326,566)
Total	$—	$(21,326,566)	$—		$(21,326,566)

(a)  At October 31, 2019, certain non-U. S. securities applied the procedures under which movements in the price for U.S. securities (beyond specific thresholds) occurring after the close of a foreign market required fair valuation of securities traded in that foreign market. See Note 1(b) for additional details.

(b)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1 (b).

†  See Consolidated Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

First Eagle Global Fund (continued)

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the investment.

^  Fair value represents zero.

Fair Value Level 3 activity for the year ended October 31, 2019 was as follows:

	Common Stocks	Corporate Bonds	Foreign Government Securities		Total Value
Beginning Balance — market value	$17,553,847	$5,425,998	$—	^	$22,979,845
Purchases(1)	—	—	—		—
Sales(2)	(31,522,175)	—	—		(31,522,175)
Transfer In — Level 3	—	—	—		—
Transfer Out — Level 3	—	—	—		—
Accrued discounts/(premiums)	—	36,758	—		36,758
Realized Gains (Losses)	30,721,667	—	—		30,721,667
Change in Unrealized Appreciation (Depreciation)	(16,753,339)	31,579	—		(16,721,760)
Ending Balance — market value	$—	$5,494,335	$—	^	$5,494,335
Change in unrealized gains or (losses) relating to assets still held at reporting date	$—	$31,579	$—		$31,579

^  Fair value represents zero.

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at October 31, 2019		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Foreign Government Securities	$—	^	Discounted Cash Flow	Estimated Recoverability	0	% (0%)
Total	$—	^

^  Fair value represents zero.

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

First Eagle Overseas Fund

Description	Level 1	Level 2	Level 3‡	Total
Assets:†
Common Stocks	$2,301,400,854	$8,159,987,992 (a)	$19,770,997	$10,481,159,843
Commodities*	—	1,282,551,276	—	1,282,551,276
Foreign Government Securities	—	242,110,787	—	242,110,787
Short-Term Investments	28,694	1,895,547,117	—	1,895,575,811
Forward Foreign Currency Exchange Contracts**	—	8,243,280	—	8,243,280
Total	$2,301,429,548	$11,588,440,452	$19,770,997	$13,909,640,997
Liabilities:
Forward Foreign Currency Exchange Contracts**	$—	$(9,367,953)	$—	$(9,367,953)
Total	$—	$(9,367,953)	$—	$(9,367,953)

(a)  At October 31, 2019, certain non-U. S. securities applied the procedures under which movements in the price for U.S. securities (beyond specific thresholds) occurring after the close of a foreign market required fair valuation of securities traded in that foreign market. See Note 1(b) for additional details.

†  See Consolidated Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the investment.

Fair Value Level 3 activity for the year ended October 31, 2019 was as follows:

Common Stocks
Beginning Balance — market value	$49,124,497
Purchases(1)	—
Sales(2)	(38,421,661)
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued discounts/(premiums)	—
Realized Gains (Losses)	36,270,033
Change in Unrealized Appreciation (Depreciation)	(27,201,872)
Ending Balance — market value	$19,770,997
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(7,957,516)

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

First Eagle Overseas Fund (continued)

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at October 31, 2019	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Common Stocks	$19,770,997	Market Comparable Companies	Enterprise Value Multiple	0.67 6.85x (2.23x)	x -
Total	$19,770,997

First Eagle U.S. Value Fund

Description	Level 1	Level 2		Level 3‡		Total
Assets:†
Common Stocks	$1,133,670,799	$6,653,145	(a)	$—		$1,140,323,944
Corporate Bonds	—	19,079,146		603,000	(b)	19,682,146
Commodities*	—	175,731,352		—		175,731,352
Short-Term Investments	29,874	241,095,203		—		241,125,077
Total	$1,133,700,673	$442,558,846		$603,000		$1,576,862,519

(a)  At October 31, 2019, certain non-U. S. securities applied the procedures under which movements in the price for U.S. securities (beyond specific thresholds) occurring after the close of a foreign market required fair valuation of securities traded in that foreign market. See Note 1(b) for additional details.

(b)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1 (b).

†  See Consolidated Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

*  Represents gold bullion.

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

Fair Value Level 3 activity for the year ended October 31, 2019 was as follows:

First Eagle U.S. Value Fund (continued)

Corporate Bonds
Beginning Balance — market value	$595,500
Purchases(1)	—
Sales(2)	—
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued discounts/(premiums)	4,218
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	3,282
Ending Balance — market value	$603,000
Change in unrealized gains or (losses) relating to assets still held at reporting date	$3,282

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

First Eagle Gold Fund

Description	Level 1	Level 2		Level 3‡	Total
Assets:†
Common Stocks	$769,162,926	$86,686,255	(a)	$—	$855,849,181
Commodities*	—	273,876,895		—	273,876,895
Rights	—	—		2,027,354	2,027,354
Short-Term Investments	36,068	70,919,325		—	70,955,393
Total	$769,198,994	$431,482,475		$2,027,354	$1,202,708,823

(a)  At October 31, 2019, certain non-U. S. securities applied the procedures under which movements in the price for U.S. securities (beyond specific thresholds) occurring after the close of a foreign market required fair valuation of securities traded in that foreign market. See Note 1(b) for additional details.

†  See Consolidated Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

*  Represents gold and silver bullion.

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

Fair Value Level 3 activity for the year ended October 31, 2019 was as follows:

First Eagle Gold Fund (continued)

Rights
Beginning Balance — market value	$—
Purchases(1)	45,973,715
Sales(2)	—
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued discounts/ (premiums)	—
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	(43,946,361)
Ending Balance — market value	$2,027,354
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(43,946,361)

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at October 31, 2019	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Rights	$2,027,354	Comparable Security	Probability that Mining Operations Resume	35	% (35%)
Total	$2,027,354

The significant unobservable inputs used in the fair value measurement of the Fund's investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in probability that mining operations resume may increase (decrease) the fair value measurement.

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

First Eagle Global Income Builder Fund

Description	Level 1	Level 2	Level 3‡		Total
Assets:†
Common Stocks	$348,004,433	$497,844,314 (a)	$—		$845,848,747
Corporate Bonds	—	304,611,997	—		304,611,997
Closed End Funds	—	9,049,561	—		9,049,561
Commodities*	—	89,897,969	—		89,897,969
Foreign Government Securities	—	16,870,557	—		16,870,557
Loan Assignments	—	—	13,929,307	(b)	13,929,307
Preferred Stocks	4,371,622	—	—		4,371,622
Short-Term Investments	7,382	105,068,682	—		105,076,064
U.S. Treasury Obligations	—	80,077,728	—		80,077,728
Forward Foreign Currency Exchange Contracts**	—	398,320	—		398,320
Total	$352,383,437	$1,103,819,128	$13,929,307		$1,470,131,872
Liabilities:
Forward Foreign Currency Exchange Contracts**	$—	$(837,690)	$—		$(837,690)
Total	$—	$(837,690)	$—		$(837,690)

(a)  At October 31, 2019, certain non-U. S. securities applied the procedures under which movements in the price for U.S. securities (beyond specific thresholds) occurring after the close of a foreign market required fair valuation of securities traded in that foreign market. See Note 1(b) for additional details.

(b)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1 (b).

†  See Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the investment.

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

Fair Value Level 3 activity for the year ended October 31, 2019 was as follows:

First Eagle Global Income Builder Fund (continued)

Loan Assignments
Beginning Balance — market value	$16,701,525
Purchases(1)	—
Sales(2)	(19,419,474)
Transfer In — Level 3	16,970,281 (a)
Transfer Out — Level 3	—
Accrued discounts/(premiums)	138,917
Realized Gains (Losses)	27,027
Change in Unrealized Appreciation (Depreciation)	(488,969)
Ending Balance — market value	$13,929,307
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(1,076,891)

(a)  Transfers from Level 2 to Level 3 are due to a decline in market activity, e.g., frequency of trades, which resulted in a lack of available market inputs to determine price.

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

First Eagle High Yield Fund

Description	Level 1	Level 2	Level 3‡		Total
Assets:†
Common Stocks	$—	$—	$8,853,633		$8,853,633
Corporate Bonds	—	229,122,395	—		229,122,395
Loan Assignments	—	3,619,591	10,406,958	(a)	14,026,549
Short-Term Investments	1,878	15,521,196	—		15,523,074
Forward Foreign Currency Exchange Contracts**	—	73,527	—		73,527
Total	$1,878	$248,336,709	$19,260,591		$267,599,178
Liabilities:
Forward Foreign Currency Exchange Contracts**	$—	$(78,263)	$—		$(78,263)
Total	$—	$(78,263)	$—		$(78,263)

(a)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

†  See Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the investment.

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

Fair Value Level 3 activity for the year ended October 31, 2019 was as follows:

First Eagle High Yield Fund (continued)

	Common Stocks	Loan Assignments	Total Value
Beginning Balance — market value	$10,393,732	$17,192,569	$27,586,301
Purchases(1)	—	—	—
Sales(2)	—	(14,181,467)	(14,181,467)
Transfer In — Level 3	—	7,378,383 (a)	7,378,383
Transfer Out — Level 3	—	—	—
Accrued discounts/(premiums)	—	136,199	136,199
Realized Gains (Losses)	—	60,697	60,697
Change in Unrealized Appreciation (Depreciation)	(1,540,099)	(179,423)	(1,719,522)
Ending Balance — market value	$8,853,633	$10,406,958	$19,260,591
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(1,540,099)	$(808,993)	$(2,349,092)

(a)  Transfers from Level 2 to Level 3 are due to a decline in market activity, e.g., frequency of trades, which resulted in a lack of available market inputs to determine price.

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at October 31, 2019	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Common Stocks	$8,853,633	Market Comparable Companies	Price of Recent Transaction Indicative Broker Quotes (Mid) Enterprise Value Multiple	$34.25 ($34.25) $34.00 - $34.75 ($34.42) 5.07x - 5.07x (5.07x)
Total	$8,853,633

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

First Eagle Fund of America

Description	Level 1	Level 2	Level 3	Total
Assets:†
Common Stocks	$911,867,118	$—	$—	$911,867,118
Options Purchased	6,664,000	—	—	6,664,000
Short-Term Investments	111,338,712	19,933,280	—	131,271,992
Total	$1,029,869,830	$19,933,280	$—	$1,049,803,110
Liabilities:
Written Options (Sold Short)	$(26,473,745)	$—	$—	$(26,473,745)
Total	$(26,473,745)	$—	$—	$(26,473,745)

†  See Schedule of Investments for additional detailed categorizations.

c)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, each Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Investment income is allocated to each Fund's share class in proportion to its relative net assets. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

d)  Expenses — Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds may be allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Variable Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of the First Eagle Variable Funds. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

e)  Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of each of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations. However, for federal income tax purposes each Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

f)  Forward Foreign Currency Exchange Contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, each Fund may enter into forward foreign currency exchange contracts. The First Eagle Global Fund, First Eagle Overseas Fund, First Eagle Global Income Builder Fund and First Eagle High Yield Fund enter into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Funds' currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Funds invest in and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. Each Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in forward foreign currency exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after each Fund's portfolio. For the year ended October 31, 2019, the average monthly outstanding currency purchased or sold in U.S. dollars for forward foreign currency exchange contracts held by the Funds were as follows:

	First Eagle Global Fund	First Eagle Overseas Fund	First Eagle Global Income Builder Fund	First Eagle High Yield Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value — Purchased	$—	$91,633,009	$1,685,402	$2,911,722
Average Settlement Value — Sold	2,385,276,701	1,216,709,021	64,376,940	4,302,617

The Funds adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

In order to better define its contractual rights and to secure rights that may help the Funds mitigate its counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter ("OTC") derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, Funds may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Funds may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Collateral received by the Funds is held in a segregated account at the Funds' custodian bank. These amounts are not reflected on the Funds' Statements of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Asset and Liabilities.

At October 31, 2019, the Funds had the following forward foreign currency exchange contracts grouped into appropriate risk categories illustrated below:

First Eagle Global Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$14,742,987	$21,326,566	$103,011,084	$(74,125,180)

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

First Eagle Overseas Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$8,243,280	$9,367,953	$54,613,075	$(38,854,110)

First Eagle Global Income Builder Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$398,320	$837,690	$3,968,143	$(2,257,528)

First Eagle High Yield Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$73,527	$78,263	$156,958	$(33,381)

(1)  Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

(2)  Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

(3)  Statement of Operations location: Net realized gains (losses) from settlement of forward foreign currency exchange contracts.

(4)  Statement of Operations location: Changes in unrealized appreciation (depreciation) of forward foreign currency exchange contracts.

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

The following tables present each Fund's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by each fund as of October 31, 2019:

First Eagle Global Fund

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
Goldman Sachs	$1,866,829	$(1,866,829)	$—	$—
HSBC Bank plc	2,348,149	(2,348,149)	—	—
JPMorgan Chase Bank	3,606,559	(1,809,441)	(1,797,118)	—
UBS AG	6,921,450	(6,910,301)	—	11,149
	$14,742,987	$(12,934,720)	$(1,797,118)	$11,149
Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged*	Net Amount (Not Less Than $0)
Goldman Sachs	$6,378,059	$(1,866,829)	$(3,993,913)	$517,317
HSBC Bank plc	6,228,765	(2,348,149)	—	3,880,616
JPMorgan Chase Bank	1,809,441	(1,809,441)	—	—
UBS AG	6,910,301	(6,910,301)	—	—
	$21,326,566	$(12,934,720)	$(3,993,913)	$4,397,933

First Eagle Overseas Fund

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
Goldman Sachs	$944,120	$(944,120)	$—	$—
HSBC Bank plc	732,642	(732,642)	—	—
JPMorgan Chase Bank	1,631,499	(836,730)	(794,769)	—
UBS AG	4,935,019	(2,720,837)	—	2,214,182
	$8,243,280	$(5,234,329)	$(794,769)	$2,214,182

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

First Eagle Overseas Fund (continued)

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged*	Net Amount (Not Less Than $0)
Goldman Sachs	$3,180,674	$(944,120)	$(1,977,511)	$259,043
HSBC Bank plc	2,629,712	(732,642)	—	1,897,070
JPMorgan Chase Bank	836,730	(836,730)	—	—
UBS AG	2,720,837	(2,720,837)	—	—
	$9,367,953	$(5,234,329)	$(1,977,511)	$2,156,113

First Eagle Global Income Builder Fund

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
Goldman Sachs	$25,170	$(25,170)	$—	$—
HSBC Bank plc	32,638	(32,638)	—	—
JPMorgan Chase Bank	169,766	(114,128)	(55,638)	—
UBS AG	170,746	(170,746)	—	—
	$398,320	$(342,682)	$(55,638)	$—
Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged*	Net Amount (Not Less Than $0)
Goldman Sachs	$143,735	$(25,170)	$(110,601)	$7,964
HSBC Bank plc	249,623	(32,638)	—	216,985
JPMorgan Chase Bank	114,128	(114,128)	—	—
UBS AG	330,204	(170,746)	—	159,458
	$837,690	$(342,682)	$(110,601)	$384,407

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

First Eagle High Yield Fund

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
JPMorgan Chase Bank	$73,527	$(73,527)	$—	$—
Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged*	Net Amount (Not Less Than $0)
JPMorgan Chase Bank	$78,263	$(73,527)	$—	$4,736

*The actual collateral received/pledged may be more than the amount reported due to over collateralization.

g)  Options — In order to seek to produce incremental earnings or protect against declines in the value of portfolio securities, each Fund may write covered call options on portfolio securities. The Funds may also use options for speculative purposes, although they generally do not employ options for this purpose.

Options contracts are valued daily based upon the official closing price on the relevant exchange on which the option is traded. If there is no official closing price, the mean between the last bid and asked prices may be used. When an option is exercised, the proceeds on the sale of a written call option are adjusted by the amount of premium received or paid. When a written option expires, the Funds will realize a gain equal to the amount of the premium received. When the Funds enter into a closing purchase transaction, the Funds will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

The Funds may be required to segregate or earmark assets to cover its obligations under option contracts. In general, a call option is covered if the Funds hold, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Funds in cash, Treasury bills or other high grade short-term obligations earmarked with its custodian). One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Another reason for writing options is to hedge against a moderate decline in the value of securities owned by the Funds in the case of a call option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by the Funds, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This "opportunity cost" may be partially or wholly offset by the

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

premium received for the covered call written by the Funds. The risk in writing a covered call option is that the Funds give up the opportunity for profit if the market price of the underlying security increases and the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

The Funds may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

As of October 31, 2019 for First Eagle Fund of America, portfolio securities valued at $409,014,253 were earmarked to cover collateral requirements for written options.

For the year ended October 31, 2019 for First Eagle Fund of America, the average monthly number of contracts outstanding for written options and purchased options totaled 51,202 and 25,259, respectively.

At October 31, 2019, the First Eagle Fund of America had the following options grouped into appropriate risk categories illustrated below:

First Eagle Fund of America

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Equity — Written options	$—	$26,473,745	$23,063,704	$(5,551,558)
Equity — Purchased options	6,664,000	—	(2,956,411)	7,191,344

(1)  Statements of Assets and Liabilities location: Investments in securities of unaffiliated issuers.

(2)  Statements of Assets and Liabilities location: Option contracts written, at value.

(3)  Statements of Operations location: Net realized gains (losses) from expiration or closing of option contracts written and transactions in investment securities of unaffiliated issuers.

(4)  Statements of Operations location: Changes in unrealized appreciation (depreciation) of option contracts written and investment securities of unaffiliated issuers.

h)  Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the Adviser's credit guidelines. Each repurchase agreement is valued at market. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

i)  Bank Loans — A Fund may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the "Borrower") in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any intermediary between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, selling participant or Intermediate Participants becomes insolvent or enters into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

j)  Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The principal value of TIPS will be adjusted upward or downward and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. TIPS are subject to interest rate risk.

k)  Restricted Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund's Schedule of Investments.

l)  United States Income Taxes — No provision has been made for U.S. federal income taxes since it is the intention of each Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to the regulated investment company. The Funds declare and pay such income and capital gains on an annual basis except for the First Eagle High Yield Fund and the First Eagle Global Income Builder Fund which declare income daily and pay monthly.

The Funds adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that, based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

At October 31, 2019, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Net Investment	Undistributed Net Realized	Net Unrealized Appreciation	Capital Loss Carryforward
	Income	Gains	(Depreciation)	Short-Term	Long-Term
First Eagle Global Fund	$568,562,576	$2,061,814,619	$11,351,108,852	$—	$—
First Eagle Overseas Fund	293,980,702	453,984,433	2,537,463,206	—	—
First Eagle U.S. Value Fund	9,598,000	110,197,310	434,078,076	—	—
First Eagle Gold Fund	771,706	—	330,077,500	20,751,700	634,052,798
First Eagle Global Income Builder Fund	3,228,335	4,733,944	98,626,449	—	—
First Eagle High Yield Fund	575,314	—	(1,595,758)	5,398,271	109,383,976
First Eagle Fund of America	1,947,875	8,842,777	153,506,651	—	—

The components of distributable earnings' differences between book basis and tax basis are primarily due to the treatment of passive foreign investment companies, distributions from real estate investment trusts, the treatment of forward foreign currencies contracts, investment in grantor trusts, straddle loss deferral, foreign repatriated earnings and global intangible low-taxed income from investment in certain foreign corporations for First Eagle Overseas Fund, investments in corporate reorganizations and wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. For the current year, the First Eagle High Yield Fund utilized $302,964 in short term capital loss carryforward. The First Eagle Gold Fund had capital losses carry forward prior to the Act of $7,117,310 expire in the current year.

Late year ordinary losses incurred after December 31st and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended October 31, 2019, none of the Funds have late year ordinary losses deferrals.

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

m)  Reclassification of Capital Accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus GAAP, a reclassification has been made on the Statements of Assets and Liabilities to increase (decrease) distributable earnings and capital surplus for the Funds as follows:

	Undistributed Net Investment Income (loss)	Undistributed Net Realized Gains (Losses)	Capital Surplus
First Eagle Global Fund	$35,986,174	$(374,141,923)	$338,155,749
First Eagle Overseas Fund	92,491,168	(184,427,775)	91,936,607
First Eagle U.S. Value Fund	(5,736,804)	(8,305,664)	14,042,468
First Eagle Gold Fund	9,722,481	(8,206,726)	(1,515,755)
First Eagle Global Income Builder Fund	(2,407,936)	2,340,045	67,891
First Eagle High Yield Fund	(6,108)	7,552	(1,444)
First Eagle Fund of America	—	49,307	(49,307)

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses, expiration of capital losses, distributions paid in connection with the redemption of Fund shares, investments in passive foreign investment companies, global intangible low-taxed income from investment in certain foreign corporations for First Eagle Global Fund and First Eagle Overseas Fund and differing book and tax treatment of transactions with the Subsidiary.

At the year ended October 31, 2019, the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle Gold Cayman Fund, Ltd. and First Eagle U.S. Value Cayman Fund, Ltd. had unrealized gains for tax purposes. Any unrealized losses to be recognized for tax purposes in the future can only be utilized by the Funds to the extent of tax basis realized gains in the Subsidiaries in the same year. Given the uncertainty of their future use, tax losses have been reclassified to Capital surplus.

n)  Distribution to Shareholders — Distributions to shareholders during the fiscal year ended October 31, 2019, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

	Ordinary Income		Long Term Capital Gains
	2019	2018	2019	2018
First Eagle Global Fund	$449,664,366	$498,444,915	$2,442,285,427	$1,870,742,725
First Eagle Overseas Fund	216,636,914	346,558,342	207,869,433	281,564,123
First Eagle U.S. Value Fund	11,593,975	8,112,049	225,086,692	168,620,388
First Eagle Gold Fund	—	—	—	—
First Eagle Global Income Builder Fund	31,173,836	27,189,801	—	—
First Eagle High Yield Fund	13,863,874	18,859,667	—	—
First Eagle Fund of America	33,687,782	378,746	231,190,667	212,453,367

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

	Return of Capital
	2019	2018
First Eagle Global Income Builder Fund	$—	$7,583,877

o)  Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

p)  Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

q)  Redemption Fee — A redemption fee of 2% will be applied to the First Eagle Gold Fund for the sale or exchange within 60 days of the purchase of such shares.

r)  Foreign Taxes — The Funds may be subject to foreign taxes on income, and gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Funds and the Adviser (the "Advisory Agreement"), an annual advisory fee as follows:

Fund	Management Fee (% of Average Daily Net Assets)
First Eagle Global Fund	0.75%
First Eagle Overseas Fund	0.75
First Eagle U.S. Value Fund	0.75	(1)
First Eagle Gold Fund	0.75
First Eagle Global Income Builder Fund	0.75
First Eagle High Yield Fund	0.70	(2)
First Eagle Fund of America	0.90	(3)

(1)  The Adviser has agreed to waive First Eagle U.S. Value Fund's management fee at an annual rate in the amount of 0.05% of the average daily value of the Fund's net assets for the period through February 29, 2020. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.75% to 0.70%.

(2)  The Adviser has agreed to waive First Eagle High Yield Fund's management fee at an annual rate in the amount of 0.10% of the average daily value of the Fund's net assets for the period through February 29, 2020. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.70% to 0.60%.

(3)  The Adviser received an annual advisory fee at the rate of 0.90% of the first $2.25 billion of the Fund's average daily net assets, 0.85% of the next $2.75 billion of the average daily net assets and 0.80% in excess of $5 billion of the average daily net assets. Effective July 1, 2019, the Adviser has agreed to waive First Eagle Fund of America's management fee at an annual rate in the amount of 0.05% of the average daily value of the Fund's first $2.25 billion through February 28, 2021. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.90% to 0.85%. The other breakpoints in excess of $2.25 billion remain unchanged. For the year ended October 31, 2019, the effective rate was 0.88%.

Pursuant to a subadvisory agreement, dated December 1, 2015 ("Subadvisory Agreement") Iridian Asset Management LLC ("Iridian" or "Sub-Adviser") manages the investments of the First Eagle Fund of America. The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) fees received by the Fund's distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and in accordance with its agreement with the Adviser, the Funds (except for First Eagle Global Income Builder Fund and First Eagle High Yield Fund which pay

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

the fee described in the next paragraph) reimburse the Adviser for costs (including personnel and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of a Fund's average daily net assets.

Pursuant to Administrative Services Agreements between each of First Eagle Global Income Builder Fund and First Eagle High Yield Fund, and the Adviser, each pay the Adviser a monthly administration fee that is accrued daily at an annual rate of 0.05% of the Fund's average daily net assets.

For the year ended October 31, 2019, the Funds paid/reimbursed and had payable to the Adviser amounts shown below:

Fund	Reimbursed to Adviser	Payable to Adviser
First Eagle Global Fund	$3,368,353	$264,222
First Eagle Overseas Fund	1,223,149	91,842
First Eagle U.S. Value Fund	414,669	30,879
First Eagle Gold Fund	402,298	26,343
First Eagle Global Income Builder Fund	735,077	62,056
First Eagle High Yield Fund	148,820	11,717
First Eagle Fund of America	351,721	24,648

The Funds have entered into a custody agreement with J.P. Morgan Chase Bank, N.A. ("JPM"). The custody agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. JPM serves as custodian of the Funds' portfolio securities and other assets. JPM has directly entered into sub-custodial agreements to maintain the custody of gold and silver bullion in the Funds. Under the terms of the custody agreement between the Funds and JPM, JPM maintains and deposits in separate accounts, cash, securities and other assets of the Funds. JPM is also required, upon the order of the Funds, to deliver securities held by JPM and the sub-custodian, and to make payments for securities purchased by the Funds. JPM has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Funds have also entered into an agreement for administrative services with JPM, pursuant to which JPM provides certain financial reporting and other administrative services. JPM, as the Funds' administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Funds' custodian.

FEF Distributors, LLC, a wholly owned subsidiary of the Adviser, serves as the Funds' principal underwriter. For the year ended October 31, 2019, FEF Distributors, LLC realized $446,078, $24,355, $20,837, $30,815, $31,899, $7,639 and $9,761, pertaining to the sales of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America, respectively.

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

The Trust adopted a Trustee Deferred Compensation Plan (the "Plan"), which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Trustee Deferred Compensation Plan. As of October 31, 2019, balances to the Plan are included in the fees payable to the Trustees on the Statements of Assets and Liabilities.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements ("the Plans") with FEF Distributors, LLC (the "Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America pay the Distributor monthly a distribution and/or service fee with respect to Class A, Class C, Class Y, Class R3 and Class R4 shares based on each Fund's average daily net assets as shown in the table below. Under the Plans, the Distributor is obligated to use the amounts received under the Plans for, among other things, payments to qualifying dealers for their assistance in the distribution of a Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

Fund	Class A	Class C	Class Y	Class R3	Class R4
First Eagle Global Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle Overseas Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle U.S. Value Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle Gold Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle Global Income Builder Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle High Yield Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle Fund of America	0.25%	1.00%	0.25%	0.35%	0.10%

The Distributor bears distribution costs of a Fund to the extent they exceed payments received under the Plan. For the year ended October 31, 2019, the distribution fees incurred by the Funds are disclosed in the Statements of Operations.

The Service fee covers expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. For the year ended October 31, 2019, the services fees incurred by the Funds are disclosed in the Statements of Operations.

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

Note 4 — Purchases and Sales of Securities

For the year ended October 31, 2019, purchases and proceeds from sales of investments, excluding short-term securities, were as follows:

Fund	Purchases excluding U.S. Government Securities	Sales and Maturities excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales and Maturities of U.S. Government Securities
First Eagle Global Fund	$4,357,660,192	$8,825,048,711	$—	$113,938,374
First Eagle Overseas Fund	835,268,424	2,566,611,023	—	35,950,298
First Eagle U.S. Value Fund	120,256,639	417,200,305	—	—
First Eagle Gold Fund	195,837,233	283,574,113	—	—
First Eagle Global Income Builder Fund	296,464,879	380,244,872	37,569,191	11,440,000
First Eagle High Yield Fund	64,092,608	126,655,806	—	—
First Eagle Fund of America	299,863,615	908,205,451	—	—

Note 5 — Line of Credit

On June 17, 2019, the Funds renewed a $200 million committed, unsecured line of credit ("Credit Facility") with JPM for the First Eagle Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, each Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Funds. A portion of the commitment fees related to the Credit Facility are paid by the Funds and are included in other expenses in the Statements of Operations.

The Funds had the following borrowing during the period:

Fund	Average Borrowings	Average Interest Rate %	Number of Days Outstanding	Interest Paid
First Eagle Fund of America	$6,375,000	3.47%	8	$4,903

First Eagle Funds | Annual Report | October 31, 2019

Notes to Financial Statements

Note 6 — Indemnification and Investment Risk

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote. The Funds may have elements of risk not typically associated with investments in the United States due to their investments in foreign countries or regions. Such foreign investments may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The First Eagle High Yield Fund and First Eagle Global Income Builder Fund invest in high yield securities which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These high yield securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments and may be subject to significant price fluctuations.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds enter into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statements of Assets and Liabilities.

Note 7 — Redemption In-Kind Transactions

The redemption in-kind policy for all of the Funds reserves the right of the Funds to pay redemptions in-kind (i.e., payments in the form of marketable securities or, as needed, other traded assets, rather than cash) if the redemption request is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). When receiving assets distributed in-kind, the recipient will bear applicable commissions or other costs on their sale. There were no redemptions in-kind during the year ended October 31, 2019.

Note 8 — Subsequent Events

Effective December 17, 2019, the Adviser has agreed to extend the existing waivers on First Eagle U.S. Value Fund and First Eagle High Yield Fund through February 28, 2021. The waiver has the effect of reducing the management fee for the term of the waiver from 0.75% to 0.70% and 0.70% to 0.60%, respectively.

First Eagle Funds | Annual Report | October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of First Eagle Funds and Shareholders of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America (constituting the First Eagle Funds, hereafter collectively referred to as the "Funds") as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

New York, New York
December 23, 2019

We have served as the auditor of one or more investment companies advised by First Eagle Investment Management, LLC since 2006.

First Eagle Funds | Annual Report | October 31, 2019

Fund Expenses (unaudited)

Example

As a shareholder of the First Eagle Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2019 and held for the six-months ended October 31, 2019.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Funds | Annual Report | October 31, 2019

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return without Sales Charges(2)	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(3)
First Eagle Global Fund Consolidated
Class A	3.66%	$1,000	$1,037	1.11%	$5.70
Class C	3.26	1,000	1,033	1.85	9.48
Class I	3.80	1,000	1,038	0.84	4.31
Class R3	3.60	1,000	1,036	1.14	5.85
Class R4	3.71	1,000	1,037	0.97	4.98
Class R5(4)	0.81	1,000	1,008	1.35	3.49	(5)
Class R6	3.84	1,000	1,038	0.79	4.06
First Eagle Overseas Fund Consolidated
Class A	4.49	1,000	1,045	1.13	5.82
Class C	4.11	1,000	1,041	1.87	9.62
Class I	4.64	1,000	1,046	0.85	4.38
Class R3	4.32	1,000	1,043	1.46	7.52
Class R4	4.52	1,000	1,045	1.06	5.46
Class R5	4.52	1,000	1,045	1.12	5.77
Class R6	4.68	1,000	1,047	0.79	4.08
First Eagle U.S. Value Fund Consolidated
Class A	1.89	1,000	1,019	1.11	5.65
Class C	1.53	1,000	1,015	1.86	9.45
Class I	2.07	1,000	1,021	0.82	4.18
Class R3	1.86	1,000	1,019	1.25	6.36
Class R4(6)	-1.13	1,000	989	1.47	3.76	(5)
Class R5(4)	-1.13	1,000	989	1.36	3.48	(5)
Class R6	2.13	1,000	1,021	0.78	3.97
First Eagle Gold Fund Consolidated
Class A	29.40	1,000	1,294	1.26	7.29
Class C	28.84	1,000	1,288	2.00	11.54
Class I	29.51	1,000	1,295	0.95	5.50
Class R3	29.35	1,000	1,294	1.25	7.23
Class R4(6)	3.88	1,000	1,039	1.49	3.91	(5)
Class R5(4)	3.99	1,000	1,040	0.96	2.52	(5)
Class R6	29.52	1,000	1,295	0.87	5.03

First Eagle Funds | Annual Report | October 31, 2019

Fund Expenses (unaudited)

Based on Actual Total Return(1)—(continued)

	Actual Total Return without Sales Charges(2)	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(3)
First Eagle Global Income Builder Fund
Class A	2.51%	$1,000	$1,025	1.19%	$6.07
Class C	2.07	1,000	1,021	1.94	9.88
Class I	2.57	1,000	1,026	0.93	4.75
Class R3	2.37	1,000	1,024	1.48	7.55
Class R4(6)	0.59	1,000	1,006	1.49	3.85	(5)
Class R5(4)	0.62	1,000	1,006	1.38	3.56	(5)
Class R6	2.56	1,000	1,026	0.96	4.90
First Eagle High Yield Fund
Class A	1.98	1,000	1,020	1.28	6.52
Class C	1.48	1,000	1,015	2.03	10.31
Class I	2.01	1,000	1,020	0.99	5.04
Class R3	1.91	1,000	1,019	1.41	7.18
Class R4(6)	0.24	1,000	1,002	1.59	4.10	(5)
Class R5(4)	0.11	1,000	1,001	1.48	3.81	(5)
Class R6	2.03	1,000	1,020	0.95	4.84
First Eagle Fund of America
Class A	0.76	1,000	1,008	1.33	6.73
Class C	0.41	1,000	1,004	2.04	10.30
Class I	0.95	1,000	1,010	0.97	4.91
Class Y	0.81	1,000	1,008	1.28	6.48
Class R3	0.70	1,000	1,007	1.44	7.28
Class R4(6)	-2.27	1,000	977	1.62	4.12	(5)
Class R5(4)	-2.24	1,000	978	1.51	3.85	(5)
Class R6	0.95	1,000	1,010	1.00	5.07

(1)  For the six-months ended October 31, 2019.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(4)  Class R5 commenced investment operations on July 29, 2019.

(5)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 94/365 (to reflect the actual days in the period).

(6)  Class R4 commenced investment operations on July 29, 2019.

First Eagle Funds | Annual Report | October 31, 2019

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the First Eagle Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on May 1, 2019 and held for the six-months ended October 31, 2019.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Funds | Annual Report | October 31, 2019

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(2)
First Eagle Global Fund Consolidated
Class A	5.00%	$1,000	$1,020	1.11%	$5.65
Class C	5.00	1,000	1,016	1.85	9.40
Class I	5.00	1,000	1,021	0.84	4.28
Class R3	5.00	1,000	1,019	1.14	5.80
Class R4	5.00	1,000	1,020	0.97	4.94
Class R5(3)	5.00	1,000	1,018	1.35	6.87
Class R6	5.00	1,000	1,021	0.79	4.02
First Eagle Overseas Fund Consolidated
Class A	5.00	1,000	1,020	1.13	5.75
Class C	5.00	1,000	1,016	1.87	9.50
Class I	5.00	1,000	1,021	0.85	4.33
Class R3	5.00	1,000	1,018	1.46	7.43
Class R4	5.00	1,000	1,020	1.06	5.40
Class R5	5.00	1,000	1,019	1.12	5.70
Class R6	5.00	1,000	1,021	0.79	4.02
First Eagle U.S. Value Fund Consolidated
Class A	5.00	1,000	1,020	1.11	5.65
Class C	5.00	1,000	1,016	1.86	9.45
Class I	5.00	1,000	1,021	0.82	4.18
Class R3	5.00	1,000	1,019	1.25	6.36
Class R4(4)	5.00	1,000	1,018	1.47	7.48
Class R5(3)	5.00	1,000	1,018	1.36	6.92
Class R6	5.00	1,000	1,021	0.78	3.97
First Eagle Gold Fund
Class A	5.00	1,000	1,019	1.26	6.41
Class C	5.00	1,000	1,015	2.00	10.16
Class I	5.00	1,000	1,020	0.95	4.84
Class R3	5.00	1,000	1,019	1.25	6.36
Class R4(4)	5.00	1,000	1,017	1.49	7.58
Class R5(3)	5.00	1,000	1,020	0.96	4.89
Class R6	5.00	1,000	1,021	0.87	4.43

First Eagle Funds | Annual Report | October 31, 2019

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)—(continued)

	Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(2)
First Eagle Global Income Builder Fund
Class A	5.00%	$1,000	$1,019	1.19%	$6.06
Class C	5.00	1,000	1,015	1.94	9.86
Class I	5.00	1,000	1,021	0.93	4.74
Class R3	5.00	1,000	1,018	1.48	7.53
Class R4(4)	5.00	1,000	1,017	1.49	7.58
Class R5(3)	5.00	1,000	1,018	1.38	7.02
Class R6	5.00	1,000	1,020	0.96	4.89
First Eagle High Yield Fund
Class A	5.00	1,000	1,019	1.28	6.51
Class C	5.00	1,000	1,015	2.03	10.31
Class I	5.00	1,000	1,020	0.99	5.04
Class R3	5.00	1,000	1,018	1.41	7.17
Class R4(4)	5.00	1,000	1,017	1.59	8.08
Class R5(3)	5.00	1,000	1,017	1.48	7.53
Class R6	5.00	1,000	1,020	0.95	4.84
First Eagle Fund of America
Class A	5.00	1,000	1,019	1.33	6.77
Class C	5.00	1,000	1,015	2.04	10.36
Class I	5.00	1,000	1,020	0.97	4.94
Class Y	5.00	1,000	1,019	1.28	6.51
Class R3	5.00	1,000	1,018	1.44	7.32
Class R4(4)	5.00	1,000	1,017	1.62	8.24
Class R5(3)	5.00	1,000	1,017	1.51	7.68
Class R6	5.00	1,000	1,020	1.00	5.09

(1)  For the six-months ended October 31, 2019.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(3)  Class R5 commenced investment operations on July 29, 2019.

(4)  Class R4 commenced investment operations on July 29, 2019.

First Eagle Funds | Annual Report | October 31, 2019

General Information

Form N-PORT and Form N-Q portfolio schedule

The First Eagle Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Funds' Form N-PORT and Form N-Q are available on the SEC's website at www.sec.gov. Additionally, you may obtain copies of Form N-PORT and Form N-Q from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Funds' proxy voting policies, (2) a description of the Funds' proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1.800.334.2143 or on the EDGAR Database on the SEC's website at www.sec.gov.

First Eagle Funds | Annual Report | October 31, 2019

Board Considerations for Continuation of Advisory Agreements

At a meeting held on June 6, 2019, the Board of Trustees of the Funds, including a majority of the independent trustees (the "Independent Trustees"), approved the continuation of the Funds' advisory agreements (the "Advisory Agreements").

In response to a letter sent to management on behalf of the Independent Trustees requesting information about the Advisory Agreements and other arrangements and plans, the Trustees were provided with background materials related to the annual review process. The Trustees also had the benefit of presentations and discussions with management throughout the year.

Prior to approving the continuation of the Advisory Agreements, the Independent Trustees met in executive sessions with their independent counsel to discuss management's responses to their information request and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review, the Trustees determined that the advisory fees were fair and reasonable under the circumstances and within the range of what could be negotiated at arm's length, and that the continuance of the Advisory Agreements should serve the best interests of each Fund and its shareholders. The Trustees considered the following topics in reaching their conclusion to continue the Advisory Agreements:

Nature, Quality, and Extent of Services Provided by Adviser

•  The Trustees reviewed the services provided and to be provided by the Adviser to the Funds. The Adviser (together with Iridian in the case of First Eagle Fund of America) provides the Funds with investment research, advice and supervision, and continuously furnishes an investment portfolio for the Funds consistent with the Funds' investment objectives, policies and restrictions as set forth in the Funds' Prospectuses. The Trustees were assured that service levels for Funds subject to fee waivers or breakpoints do not change as a result of those waivers or breakpoints.

•  The Trustees reviewed each Fund's long-standing historical relationship with the Adviser (together with Iridian in the case of First Eagle Fund of America) and the organizational resources available to the Funds under that relationship. The Trustees noted the background and experience of the Funds' Portfolio Managers and the quality of the Trustees' frequent meetings with them both individually and as a group throughout the year.

Investment Performance of Fund and Adviser

•  The Trustees reviewed the performance of each Fund on both an absolute and a relative basis over 1-year, 3-year, 5-year and 10-year periods. Performance for the Funds over these various periods was noted relative to the Funds' benchmarks, to Morningstar and Lipper Category averages (referred to as the composites below) and to a custom group of peer mutual funds.

First Eagle Funds | Annual Report | October 31, 2019

Board Considerations for Continuation of Advisory Agreements

The comparative review reflected research and benchmarking by an independent data provider. Performance results generally were as follows (all periods ended as of March 31, 2019):

º  First Eagle Global Fund: Outperformed composites and peer group median over the trailing 1-, 3-, 5- and 10-year periods. Lagged benchmark over the trailing 1-, 3-, 5- and 10-year periods.

º  First Eagle Overseas Fund: Outperformed composites, benchmark and peer group median over the trailing 1-year and 5-year periods; outperformed one of the two composites over the trailing 10-year period. Lagged composites, benchmark and peer group median over the trailing 3-year period; lagged one of the two composites, benchmark and peer group median over the trailing 10-year period.

º  First Eagle U.S. Value Fund: Lagged composites, benchmark and peer group median over all periods (trailing 1-, 3-, 5- and 10-year). No instances of outperformance reported.

º  First Eagle Gold Fund: Outperformed one of the two composites over the trailing 1-year period; outperformed composites over the trailing 5-year period; outperformed composites and benchmark over the trailing 10-year period. Lagged one of the two composites, benchmark and peer group median for the trailing 1-year period; lagged composites, benchmark and peer group median over the trailing 3-year period; lagged benchmark over the trailing 5-year period; lagged peer group median over the trailing 10-year period.

º  First Eagle Global Income Builder Fund: Outperformed composites and peer group median over the trailing 1-year period; outperformed composites and one of the three benchmarks over the trailing 3- and 5-year periods. Matched peer group median over the trailing 3-year period. Lagged benchmarks over the trailing 1-year period; lagged two of the three benchmarks over the trailing 3- and 5-year periods; lagged peer group median over the trailing 5-year period.

º  First Eagle High Yield Fund: Outperformed composites and peer group median for the trailing 3- and 10-year periods. Lagged composites, benchmark and peer group median for the trailing 1- and 5-year periods; lagged benchmark for the 3- and 10-year periods.

º  First Eagle Fund of America: Lagged composites, benchmark and peer group median over all periods (trailing 1-, 3-, 5- and 10-year). No instances of outperformance reported.

The Trustees also noted (and management discussed) the generally less favorable one-year relative performance results for most Funds. The Trustees also requested information from management about steps that had been or could be taken to enhance each Fund's performance in the future, with particular emphasis on Funds with lagging performances across multiple periods and/or against multiples points of reference. Contributors to lagging results (both with and without the impact of higher than median cash positions) were discussed.

First Eagle Funds | Annual Report | October 31, 2019

Board Considerations for Continuation of Advisory Agreements

•  Performance for each Fund was determined to be adequate given benchmarks, peer comparisons and on an absolute basis, and reflective of each Fund's investment objective and philosophy.

•  The Trustees commented on the Funds' holdings of cash and, in some cases, gold positions, and noted that cash and gold are important elements of the Adviser's investment philosophy.

Costs of Services To Be Provided and Profits To Be Realized by Adviser and its Affiliates From Relationship with Funds; Economies of Scale; Fall-Out Benefits

•  The Trustees reviewed the total compensation received by the Adviser and the Funds' total costs for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Funds (e.g., under the administrative cost reimbursement program applicable to certain Funds). They concluded that this compensation was generally commensurate with the nature, extent, and quality of the services provided and therefore fair and reasonable under the circumstances, and referred to their prior discussion on performance of each Fund, including a review of performance against each Fund's respective composites, benchmark and peer group. As part of their analysis, the Trustees considered fees charged by investment advisers to peer mutual funds for services comparable to those provided by the Adviser and referred to a report specifically prepared by an independent third-party data provider in connection with the Trustees' review of the Advisory Agreements, together with a management summary of the same. In doing so, they considered fees charged by investment advisers to peer mutual funds and determined that the Adviser's fees were competitive. The Trustees considered that the net management fees for the Gold Fund matched its peer median, while the net management fees for all other Funds were higher than their peer averages/medians. All of the fees were considered to be reasonable in relation to the various data presented, including market comparables. The Trustees noted the "breakpoints" providing for potential reductions in the First Eagle Fund of America management fee over time. The Trustees considered fee waivers in effect for First Eagle U.S. Value Fund and First Eagle High Yield Fund, as well as a newly implemented fee waiver for First Eagle Fund of America. The Trustees also considered, where applicable, the advisory fees charged to other clients of the Adviser (or of Iridian in the case of First Eagle Fund of America) with similar investment objective(s) to a Fund and received information that for some Funds, the fees charged to these other clients were higher or lower relative to the respective Fund. The Trustees were apprised that for some of these other accounts there are different styles and categories of services provided, which may be reflected in lower fees charged relative to the respective Fund.

•  While analyzing the effects of direct and indirect compensation to the Adviser and its affiliates, such as soft dollar and other service benefits, the Trustees considered the levels of soft dollars, the absence of affiliated broker-dealer relationships and the effects of the administrative service fees and reimbursements paid to the Adviser. The Trustees noted that (except for First Eagle Fund of America) the Adviser generally is seeking to absorb soft dollar costs and pay them itself, with this change in approach effective since January 2018. With regard to other possible benefits associated with the Adviser's management of the Funds, the Trustees noted, among other things, that the Distributor is generally able to retain Rule 12b-1 fees on

First Eagle Funds | Annual Report | October 31, 2019

Board Considerations for Continuation of Advisory Agreements

shareholders it services directly and that the Adviser may be able to extend investment and operational efficiencies associated with the Funds to its management of other types of accounts.

•  The Trustees reviewed the Funds' expense ratios, which were deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees again noted the scheduled "breakpoints" for the First Eagle Fund of America management fee and the fee waivers for First Eagle U.S. Value Fund and First Eagle High Yield Fund. The Trustees noted the impact on expense ratios of the administrative fees or reimbursements paid to or charged by the Adviser, as the case may be.

•  The Trustees also noted that the Adviser is able to employ economies of scale in certain areas relating to the management of the Funds, such as investment management, trading, compliance and back-office operations. The Trustees discussed the impact of the advisory fee on the ratio of total expenses to net assets and noted that the Funds' expense ratios generally had decreased over time as the Funds grew, highlighting a benefit to shareholders resulting from the development of economies of scale in the operation of the Funds. The Trustees noted that expense ratios for all but First Eagle Global Income Builder Fund and First Eagle High Yield Fund had increased relative to the prior year and reviewed the causes of those increases. For each Fund, the principal contributing factor for the increase was a decrease in average net assets over the prior year. The Trustees also considered the effect of Fund asset size on particular categories of expenses, both currently and relative to prior periods, and noted that the total expense ratios for the Overseas Fund and Gold Fund were less than peer group medians.

•  The Trustees reviewed the Adviser's financial condition and profitability. They noted that profits appear strong across most of the Funds, although not excessive and generally commensurate with the Funds' investment performance and other service indicia, based on the information provided at the meeting. The Trustees noted the cyclical and competitive nature of the global asset management industry and related importance of profitability in maintaining the Adviser's culture and management continuity. The Trustees also noted that the Adviser has always shown the willingness to commit resources to support investment in the business and to maintain the generally high quality of the overall shareholder experience in the Funds, such as attracting and retaining qualified personnel and investing in technology. The Trustees reviewed the level of personal investment maintained in the Funds by certain portfolio managers (with those investments being both direct and "notional" under the Adviser's compensation plans), which was viewed as evidence of commitment to the organization by key personnel. The Trustees also considered that certain personnel participate in equity ownership and other incentives tied to the financial results of the Adviser as a whole.

First Eagle Funds | Annual Report | October 31, 2019

Board Considerations for Continuation of Subadvisory Agreement

At a meeting held on June 6, 2019, the Board of Trustees of the Funds, including a majority of the Independent Trustees, approved the continuation of the First Eagle Fund of America Subadvisory Agreement.

In response to a letter sent to the Subadviser on behalf of the Independent Trustees requesting information about the Subadvisory Agreement and other arrangements and plans, the Trustees were provided with background materials related to the annual review process. The Trustees also had the benefit of presentations and discussions with management of the Adviser and Subadviser throughout the year.

Prior to approving the continuation of the Subadvisory Agreement, the Independent Trustees met in executive sessions with their independent counsel to discuss management's responses to a letter sent by the Independent Trustees requesting certain information relevant to the Subadvisory Agreement and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review the Trustees determined that the subadvisory fee was fair and reasonable under the circumstances and within the range of what could be negotiated at arm's length, and that the approval of the agreement should serve the best interests of the Fund and its shareholders.

The Trustees considered information and views substantially similar to those described above relating to the Advisory Agreement for First Eagle Fund of America. Additionally, the Board, including the Independent Trustees, considered the nature, quality, cost and extent of services provided and to be provided under the Subadvisory Agreement (and corresponding services provided by the Adviser), including as to its generally lagging performance. The Trustees also requested information from the Subadviser about steps that had been or could be taken to enhance the Fund's performance in the future. The Board, including the Independent Trustees, determined, among other things, that the size and nature of the Subadviser's staff as it relates to First Eagle Fund of America, and the nature and quality of advisory services provided by the Subadviser, are satisfactory and appropriate. The Board did not separately consider the profitability of the Subadviser, although it did consider the profitability of the Adviser in respect of First Eagle Fund of America, as the Subadviser's advisory fees are paid by the Adviser.

First Eagle Funds | Annual Report | October 31, 2019

Tax Information

Fiscal Year Ended October 31, 2019 (unaudited)

	% of Qualifying Dividend Income	% of Dividends Eligible for the Dividends Received Deduction	Long-Term Capital Gains
First Eagle Global Fund	100%	74.44%	$2,582,152,475
First Eagle Overseas Fund*	98.48%	0.51%	232,208,911
First Eagle U.S. Value Fund	100%	100%	236,748,487
First Eagle Gold Fund*	—	—	—
First Eagle Global Income Builder Fund	63.84%	18.12%	138,934
First Eagle High Yield Fund	—	—	—
First Eagle Fund of America	66.18%	62.35%	231,190,667

* First Eagle Overseas Fund paid foreign taxes of $25,603,436 and recognized Section 853 foreign source income of $248,367,066. First Eagle Gold Fund paid foreign taxes of $484,096 and recognized Section 853 foreign source income of $650,486. Pursuant to Section 853 of the Internal Revenue Code, the First Eagle Overseas Fund and First Eagle Gold Fund designate such amounts (of the maximum amount allowable) as having been paid in connection with dividends distributed from investment company taxable income during the fiscal year ended October 31, 2019.

First Eagle Funds | Annual Report | October 31, 2019

Privacy Notice

The Trust is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.

Why this Privacy Policy Applies to You

You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Trust, and are therefore covered by this privacy policy.

What We do to Protect Your Personal Information

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

Personal Information that We Collect and May Disclose

As part of providing you with the Trust's products and services, we may obtain nonpublic personal information about you from the following sources:

•  Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;

•  Information about your transactions with us, our affiliates, or unaffiliated third parties, such as your account balances, payment history and account activity; and

•  Information from public records we may access in the ordinary course of business.

Categories of Affiliates to Whom We May Disclose Personal Information

We may share personal information about you with affiliates. Our affiliates do business under names that include First Eagle Holdings, Inc., First Eagle Investment Management, LLC, FEF Distributors, LLC, and ASB Advisers.

First Eagle Funds | Annual Report | October 31, 2019

Privacy Notice

You May Limit Marketing Solicitations by Choosing to Opt Out

We offer you the right to opt out from many types of marketing by our affiliates based on your personal information that we collect and share in accordance with this privacy policy. To limit those marketing solicitations, you may call 800.334.2143 indicating your desire not to receive marketing from our affiliates. Should you choose to opt out, your choice will remain in our records until you notify us otherwise, although we may choose to contact you in the future to modify your preference.

When We May Disclose Your Personal Information to Unaffiliated Third Parties

We will only share your personal information collected, as described above, with unaffiliated third parties:

•  At your request;

•  When you authorize us to process or service a transaction or product (unaffiliated third parties in this instance may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);

•  With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or

•  When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

What We do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

First Eagle Funds | Annual Report | October 31, 2019

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1)

Lisa Anderson | Trustee | December 2005 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: James T. Shotwell Professor Emerita of International Relations, School of International and Public Affairs, Columbia; prior to 2016, President of the American University in Cairo

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio); Member Emerita, Human Rights Watch; Trustee, Tufts University; Trustee, Ago Khan University

Candace K. Beinecke(2) | Trustee (Chair) | December 1999 to present
One Battery Park Plaza | New York, New York | 10004
(born December 1946)

Principal Occupation(s) During Past 5 Years: Senior Partner, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (Chair) (1 portfolio); Board Member, CBS Corporation; Lead Trustee, Vornado Realty Trust; Trustee, Metropolitan Museum of Art; Trustee, Chairman, The Wallace Foundation; Director, Partnership for New York City

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)  Ms. Beinecke also served as trustee of a predecessor fund to Fund of America since 1996.

First Eagle Funds | Annual Report | October 31, 2019

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Peter Davidson^ | Trustee | December 2019 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1959)

Principal Occupation(s) During Past 5 Years: CEO, Aligned Climate Capital LLC; prior to 2019, Co-Founder and CEO, Aligned Intermediary, Inc.; prior to 2015, Executive Director, Loan Programs Office, U.S. Department of Energy

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio); Chair, JM Kaplan Fund; Board Member, Greenwood Cemetery; Board Member, Saint Ann's School; Board Member, Brooklyn Navy Yard

Jean D. Hamilton | Trustee | March 2003 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC;

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio); Director, RenaissanceRe Holdings Ltd; Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2012, Director, Four Nations

James E. Jordan | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio); Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Director, Alpha Andromeda Investment Trust Co., S.A.; Board of Overseers, Gennadias Library, American School of Classical Studies, Athens; Director, Pro Natura de Yucatan; prior to May 2017, Trustee, World Monuments Fund

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

^  Mr. Davidson became a Trustee effective December 17, 2019.

First Eagle Funds | Annual Report | October 31, 2019

Additional Information (unaudited)

Independent Trustees(1)—(continued)

William M. Kelly(3) | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio); Trustee Emeritus, St. Anselm College; Vice President and Director, Sergi S. Zlinkoff Fund for Medical Research and Education; Savannah Book Festival Investment Committee

Paul J. Lawler | Trustee | March 2002 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio); Trustee and Audit Chair, The American University in Cairo; Trustee, registered investment companies advised by affiliates of The Blackstone Group, L.P. (4 portfolios); Trustee, Ravena Coeymans Historical Society; Trustee, Coeymans Heritage Society

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(3)  Mr. Kelly also served as trustee of a predecessor fund to Fund of America since 1998.

First Eagle Funds | Annual Report | October 31, 2019

Additional Information (unaudited)

Interested Trustees(4)

John P. Arnhold | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Director, First Eagle Holdings, Inc.; Managing Member, Arnhold LLC; prior to July 2017, Director, First Eagle Investment Management LLC; President, First Eagle Funds; President, First Eagle Variable Funds; Director, FEF Distributors, LLC; prior to March 2016, Co-President and Co-CEO First Eagle Holdings, Inc.; CIO and Chairman, First Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC;

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio); Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Jazz at Lincoln Center; Life Trustee, International Tennis Hall of Fame; Advisor, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Trustee, UC Santa Barbara Foundation; prior to January 2018, Director, First Eagle Amundi; prior to June 2016, Trustee, Vassar College; Director, Conservation International

Mehdi Mahmud | Trustee | September 2019 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds and First Eagle Variable Funds; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC

(4)  The term of office of each Interested Trustee is indefinite.

First Eagle Funds | Annual Report | October 31, 2019

Additional Information (unaudited)

Trustee Emeritus(6)

Jean-Marie Eveillard | Trustee Emeritus | June 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC since March 2009; formerly, Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004, March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee Emeritus, First Eagle Variable Funds (1 portfolio); Director, Varenne Capital Partners (French money management firm); Board member, Perspective (South African money management firm); Trustee, FIAF (Alliance Francaise); prior to March 2015, Trustee, The Frick Collection

Officers(7)

Mehdi Mahmud | President | June 2017 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past Five (5) Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds and First Eagle Variable Funds; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC

Robert Bruno | Senior Vice President | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Variable Funds

Joseph T. Malone | Chief Financial Officer | September 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Variable Funds; from September 2008
(6)  Mr. Eveillard, as Trustee Emeritus, is a former member of the Board of Trustees and is invited to attend all Board meetings. He is not a Trustee for purposes of the Trust's Declaration of Trust, Delaware law of the Investment Company Act.

(7)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Funds | Annual Report | October 31, 2019

Additional Information (unaudited)

Officers(7)—(continued)

Albert Pisano | Chief Compliance Officer | July 2015 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1960)

Principal Occupation(s) During Past Five (5) Years: Chief Compliance Officer and Senior Vice President, First Eagle Investment Management; prior to June 30, 2014, Director and Chief Compliance Officer of Allianz Global Investors Fund Management LLC, and also served as Deputy Chief Compliance Officer for Allianz Global Investors U.S. LLC; Chief Compliance Officer, First Eagle Variable Funds from July 2015

David O'Connor | General Counsel | December 2017 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1966)

Principal Occupation(s) During Past Five (5) Years: General Counsel and Senior Vice President, First Eagle Investment Management, LLC; General Counsel, First Eagle Funds and First Eagle Variable Funds; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; prior to January 2017, Investment Management Consultant; prior to June 2015, Executive Vice President Strategic Investment Initiatives and General Counsel, Delaware Investments

Sheelyn Michael | Deputy General Counsel | December 2017 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1971)

Principal Occupation(s) During Past Five (5) Years: Deputy General Counsel and Senior Vice President, First Eagle Investment Management, LLC; Deputy General Counsel, First Eagle Variable Funds; prior to September 2014, Associate, Dechert LLP

Tricia Larkin | Treasurer | March 2016 to present
1345 Avenue of the Americas | New York, New York | 10105
(born July 1979)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; prior to March 2016, Vice President of Fund Administration, State Street Corporation; prior to November 2013, Director of Fund Administration, Assistant Vice President, State Street Corporation; Treasurer, First Eagle Variable Funds from March 2016

(7)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Funds | Annual Report | October 31, 2019

Additional Information (unaudited)

Officers(7)—(continued)

Michael Luzzatto | Vice President | December 2004 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Variable Funds

Neal Ashinsky | Assistant Treasurer | October 2015 to present
1345 Avenue of the Americas | New York, New York | 10105
(Born October 1987)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; prior to August 2015, Advisory Senior Associate, KPMG LLP; prior to November 2014, Assurance Senior Associate, PwC LLP; Assistant Treasurer, First Eagle Variable Funds from August 2015

Thomas Meyer | Assistant Treasurer | April 2018 to present
1345 Avenue of the Americas | New York, New York | 10105
(Born March 1982)

Principal Occupation(s) During Past Five (5) Years: Assistant Vice President, First Eagle Investment Management, LLC; prior to September 2017, Assurance Manager, PwC LLP; Assistant Treasurer, First Eagle Variable Funds from April 2018

(7)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Peter Davidson^

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Mehdi Mahmud

Trustee Emeritus

Jean-Marie Eveillard*

Officers

Mehdi Mahmud

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Albert Pisano

Chief Compliance Officer

David O'Connor

General Counsel

Sheelyn Michael

Secretary & Deputy General Counsel

Tricia Larkin

Treasurer

Michael Luzzatto

Vice President

Neal Ashinsky

Assistant Treasurer

Thomas Meyer

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, Floor 16,
Brooklyn, New York, 11245

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

^  Mr. Davidson became a Trustee effective December 17, 2019.

*  Mr. Eveillard is a former member of the Board of Trustees and is invited to attend all Board meetings. He is not a Trustee for purposes of the Trust's Declaration of Trust, Delaware law of the Investment Company Act.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

First Eagle Funds | Annual Report | October 31, 2019

First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105-0048

800.334.2143 www.feim.com

Item 2.                                 Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                 Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts.  Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.                                 Principal Accountant Fees and Services

(a)         Audit Fees:

For the Fiscal years ended October 31, 2019 and October 31, 2018, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $472,100 and $472,100, respectively.  Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit Related Fees:

For the fiscal years ended October 31, 2019 and October 31, 2018, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $0 and $0, respectively.

(c)          Tax Fees:

In each fiscal year ended October 31, 2019 and October 31, 2018, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $562,500 and $562,500, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)         All Other Fees:

In each of the fiscal years ended October 31, 2019 and October 31, 2018, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof.  If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting.  Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) — (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the fiscal year ended October 31, 2019, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2019 and 2018.

(h) Not applicable.

Item 5.                                 Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                 Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                 Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.                                 Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                          Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.                          Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                          Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date: December 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, Principal Executive Officer

Date: December 31, 2019

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date: December 31, 2019

*                            Print the name and title of each signing officer under his or her signature.